UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811- 08915

Exact name of registrant as specified in charter:	Strategic Partners Asset Allocation Funds

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Lori E. Bostrom
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-1495

Date of fiscal year end:	7/31/2004

Date of reporting period:	7/31/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

ANNUAL REPORT

JULY 31, 2004

STRATEGIC PARTNERS

ASSET ALLOCATION FUNDS

STRATEGIC PARTNERS

High Growth Fund

OBJECTIVE

Seeks long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Dear Shareholder,

September 14, 2004

We hope that you find the annual report for the Strategic Partners High Growth Fund informative and useful. As a Strategic Partners mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and reflects your personal investment profile and tolerance for risk.

Strategic Partners mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds feature leading asset managers not just from a single company but from the entire investment industry.

Thank you for choosing Strategic Partners mutual funds.

Sincerely,

Judy A. Rice, President

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

Cumulative Total Returns[1] as of 7/31/04
	One Year	Five Years	Since Inception[2]
Class A	15.01%	9.94%	26.65%
Class B	14.16	5.90	21.47
Class C	14.16	5.90	21.47
Class Z	15.25	11.29	28.65
S&P 500 Index[3]	13.16	–10.72	2.80
Customized Blend[4]	16.74	2.71	16.84
Lipper Multi-Cap Core Funds Avg.[5]	12.43	4.63	21.18

Average Annual Total Returns[1] as of 6/30/04
	One Year	Five Years	Since Inception[2]
Class A	17.44%	1.53%	4.17%
Class B	18.33	1.71	4.30
Class C	22.44	1.90	4.46
Class Z	24.65	2.94	5.52
S&P 500 Index[3]	19.10	–2.20	1.10
Customized Blend[4]	26.00	1.07	3.65
Lipper Multi-Cap Core Funds Avg.[5]	19.72	1.28	4.22

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

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2Inception date: 11/18/98.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

4The Customized Benchmark for Strategic Partners High Growth Fund (Customized Blend) is a model portfolio consisting of the S&P 500/Barra Value Index (25%), the S&P 500/Barra Growth Index (25%), the Russell 2000 Value Index (15%), the Russell 2000 Growth Index (15%), and the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (20%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The Customized Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund.

5The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, the Customized Blend, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	3

Your Fund’s Performance

Fund objective

The investment objective of the Strategic Partners High Growth Fund (the Fund) is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Asset classes are classifications of investments

Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid and in the firm’s appreciation in value. Generally, the prices of stocks vary with investors’ estimates of a firm’s earnings prospects, including the impact of broader economic conditions.

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Source: Lipper Inc.

The chart above shows the total returns for one year ended July 31, 2004, of various securities indexes that are generally considered representative of the market sectors in which the Fund may invest, and does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Strategic Partners High Growth Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The S&P 500/Barra Value Index contains those securities in the S&P 500 Index with higher book-to- price ratios.

The S&P 500/Barra Growth Index contains those securities in the S&P 500 Index with lower book-to- price ratios.

The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Lehman Brothers U.S. Corporate High Yield Index gives a broad look at how high yield (junk) bonds have performed.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	5

Market Overview

Strength early in the period

The Fund’s fiscal year ended July 31, 2004, was characterized by a global economic recovery driven by rapid growth in China and continued expansion in the United States. European economies started to pick up, while Japan began to emerge from a long slumber as both its exports and domestic economy improved. This worldwide growth was translated into a stock market surge during the second half of 2003 as investors anticipated a rapid rise in corporate profits. By the end of January 2004, share prices already reflected high expectations, but further investor enthusiasm was dampened by uncertainties about global political events and related concerns about energy prices as well as job growth, inflation, and interest rates. The markets also reacted to China’s efforts to slow its growth to a more sustainable pace. The prices of shares in many rapidly growing companies began to decline. These trends were particularly pronounced in July 2004 when statistics that are used to forecast economic growth became quite mixed. Over the full fiscal year, value stock indexes performed very well, while growth stock index returns, although also good, were more subdued.

Rising interest rates and a corresponding fall in the prices of bonds are typical of an improving economy. This is because lenders expect companies to be willing to pay more for the capital they need to expand in good business conditions. However, bond prices generally rose through the first quarter of 2004 as the Federal Reserve (the Fed) left short-term interest rates at low levels to support the U.S. economic recovery that was creating few new jobs based on data released during that time.

Conditions in the U.S. fixed income markets changed abruptly in the spring of 2004. Bond prices turned sharply lower as surprisingly strong employment reports led financial markets to speculate that the Fed would soon begin to increase short-term rates to lessen monetary stimulus in the economy. As it turned out, economic growth slowed amid high oil prices, the Fed raised short-term rates by a modest amount in late June 2004, and bond prices began to recover. The Fed reiterated that further rate hikes would likely occur at a “measured” pace. However, it warned that it would respond to changing economic prospects as needed in order to maintain price stability. Over the full reporting period, the Lehman Brothers U.S. Aggregate Bond Index, which includes a broad range of investment-grade bond types, posted a modest single-digit return. In comparison, the Lehman Brothers U.S. Corporate High Yield Index, which tracks junk bonds, posted a double-digit return for the same time frame. Much of the gains in high yield bonds were realized during that portion of the reporting period that took place in 2003.

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Performance Review

The contribution of asset allocation. The Fund’s good performance during the reporting period was primarily due to the strong markets for value stocks and international stocks. It is common for small-cap stocks to perform particularly well in the early stages of an economic recovery, so the Fund’s aggressive 22% allocation to U.S. small-cap and mid-cap stocks also helped its return. Although the international segment of the Fund benefited from strong foreign markets, it trailed its target by a large margin.1 The Fund’s other segments performed in line with or better than their targets.

Jennison Associates LLC

Large-cap growth stocks. The Fund’s large-cap growth stock segment performed in line with its target. Its information technology holdings added most to both absolute and relative performance. Outstanding returns came from Yahoo! and from long-term holdings such as Texas Instruments and Cisco Systems. A significant piece of the current upturn in capital spending has been led by technology outlays. The segment’s consumer staples positions, led by Whole Foods, also added to relative performance. Whole Foods’ return was exceptional during the period, and we expect geographic expansion, larger stores, and higher store productivity to drive continuing revenue and earnings growth. The segment’s energy holdings outperformed the market as its oil services companies benefited from high prices for oil and natural gas and from improving demand for drilling services. Although the segment’s consumer discretionary and financial positions both detracted from relative return, few holdings stand out notably as poor performers. An exception is Viacom, which fell on weakness in advertising spending and was also hurt by the resignation of its widely respected CEO, Mel Karmazin. A few healthcare holdings, including MedImmune and Genentech, lagged due to company-specific issues.

Jennison Associates LLC

Large-cap value stocks. The Fund’s large-cap value stock segment performed in line with its target. Holdings in the energy sector bolstered returns as energy supply became a prominent public concern. When major integrated oil companies reported declining production figures and/or restated their reserves downward, the stocks of many of the companies that are involved in exploring for, developing, producing, and marketing crude oil and natural gas rose. Notable holdings were Occidental Petroleum, Halliburton, and Schlumberger. We are confident that these companies will continue to benefit from the increasing demand for oil, especially from China, and from supply/demand imbalances. The large-cap value stock segment also had significant gains on Tyco International and Kimberly-Clark. On the other hand, it had poor performance in the information technology sector, particularly in semiconductor firms. Agere Systems, Mentor Graphics, and Nortel Networks all detracted from the segment’s return.

1 Target indexes are compared with segment returns before fees and expenses.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	7

Performance Review (continued)

RS Investment Management, L.P.

Small-cap growth stocks. The Fund’s small-cap growth stock segment outperformed its target. Our largest weighting in the portfolio was the consumer discretionary sector, where the segment benefited from significant gains in specialty retailers, such as Aaron Rents and Guitar Center, and Internet-related companies. Companies in Internet commerce, such as ValueClick and InfoSpace, continued to benefit from the growth of on-line advertising. Sectors that benefit from economic expansion, such as energy and transportation, also contributed some of the highest returns for the period. In recent quarters, many of the small-cap growth segment’s underperformers were technology holdings such as software companies, where a reduction in corporate spending seems to be affecting how investors view the software industry as a whole.

EARNEST Partners, LLC

Small-cap value stocks. The Fund’s small-cap value stock segment substantially outperformed its target, primarily because of its holdings in the consumer discretionary sector. Harman International gained 105% for the period as the company continued to see improving sales of its high-end audio equipment to automobile manufacturers. Holdings in home builders D.R. Horton (+49%) and Hovnanian (+25%) benefited overall performance as record low mortgage rates and an improving economy supported record home sales and earnings growth for these companies. While our holdings in the industrial and materials sectors had positive absolute performance, our underweight positions caused the segment to lag the respective benchmark sector contributions.

Lazard Asset Management LLC

International stocks. The Fund’s international stock segment trailed its target substantially primarily due to its stock selection in the financial sector. Our position in Muenchener Rueckversicherungs AG (MunichRe) declined due to concerns that the pricing cycle in property and casualty insurance had peaked. We believe this view is premature as past cycles have generally lasted longer, and the stock’s current depressed valuation already reflects expectations of a sharp deterioration in earnings. Stock selection in technology also hurt the segment. For example, a position in Nokia fell after the company forecast lower earnings because of price cuts on some handset models, although the price cuts were designed to reverse a decline in Nokia’s market share in Europe. NEC Electronics declined after the company sold 100 billion yen of convertible bonds to raise funds for investments and to pay back loans. The company maintained its earnings guidance for the fiscal year as demand is expected to be strong (especially for consumer electronics such as DVD-Rs and thin television sets).

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In addition, the industrial stock Rentokil fell after announcing that profits would be below forecasts because companies have reduced spending on office services and rivals have increased pricing pressure. However, the segment benefited from an overweight in the energy sector. As the prospect of rising interest rates reduced investors’ risk tolerance, they began to prefer stocks of companies with solid fundamentals and relatively inexpensive share prices. During the reporting period, this affected U.S. shares more than international shares, but we believe the trend will spread.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	9

Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2004.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fee ($12.50 for the six month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%

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hypothetical examples that appear in the shareholder reports of the other funds. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Strategic Partners High Growth Fund		Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$967	1.44%	$7.04
	Hypothetical	$1,000	$1,018	1.44%	$7.23

Class B	Actual	$1,000	$963	2.19%	$10.69
	Hypothetical	$1,000	$1,014	2.19%	$10.97

Class C	Actual	$1,000	$963	2.19%	$10.69
	Hypothetical	$1,000	$1,014	2.19%	$10.97

Class Z	Actual	$1,000	$968	1.19%	$5.82
	Hypothetical	$1,000	$1,019	1.19%	$5.97

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2004, and divided by the 366 days in the Fund’s current fiscal year (to reflect the six-month period).

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	11

This Page Intentionally Left Blank

Portfolio of Investments

as of July 31, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 94.4%
COMMON STOCKS 93.7%

Aerospace & Defense 1.4%
4,350	Engineered Support Systems, Inc.	$243,905
21,100	Lockheed Martin Corp.	1,118,088
7,350	Moog, Inc. (Class A shares)(a)	267,320
19,800	Northrop Grumman Corp.	1,041,480
18,800	Smiths Group PLC (United Kingdom)	249,564

		2,920,357

Auto Components 0.1%
15,700	CSK Auto Corp.(a)	217,445

Automobiles 0.8%
93,600	Nissan Motor Co., Ltd. (Japan)	1,009,441
6,300	TBC Corp.(a)	150,759
8,150	Wabash National Corp.(a)	235,372
6,300	Winnebago Industries, Inc.	232,155

		1,627,727

Beverages 0.7%
84,800	Diageo PLC (United Kingdom)	1,050,902
14,912	Heineken NV (Netherlands)	467,324

		1,518,226

Biotechnology 2.0%
15,400	Amgen, Inc.(a)	875,952
14,300	Discovery Laboratories, Inc.(a)	109,967
17,400	Genentech, Inc.(a)	847,032
14,000	Gilead Sciences, Inc.(a)	904,960
44,200	Medimmune, Inc.(a)	1,018,368
15,200	Serologicals Corp.(a)	297,920

		4,054,199

Building Products 0.5%
25,377	CRH PLC (Ireland)	568,279
6,000	CRH PLC ADR (Ireland)	135,444
10,200	Watsco, Inc.	298,248

		1,001,971

Capital Markets 3.1%
30,900	Bank of New York Co., Inc. (The)	887,757

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	13

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

7,200	Goldman Sachs Group, Inc.	$634,968
21,400	Lehman Brothers Holdings, Inc.	1,500,140
17,600	Mellon Financial Corp.	483,648
29,500	Merrill Lynch & Co., Inc.	1,466,740
65,000	Nomura Holdings, Inc. (Japan)	891,122
13,600	State Street Corp.	582,216

		6,446,591

Chemicals 1.4%
4,500	Akzo Nobel NV (Netherlands)	148,555
13,700	BASF AG (Germany)	729,040
50,600	IMC Global, Inc.	690,690
4,500	Scotts Co. (The) (Class A shares)(a)	274,500
11,800	Shin-Etsu Chemical Co. Ltd. (Japan)	400,197
8,900	Takeda Chemical Industries Ltd. (Japan)	416,033
4,400	Valspar Corp.	215,600

		2,874,615

Commercial Banks 5.8%
37,820	Allied Irish Banks PLC (Ireland)	582,371
7,200	Astoria Financial Corp.	245,952
25,919	Bank of America Corp.	2,203,375
61,300	Bank of Ireland (Ireland)	799,728
17,000	BankUnited Financial Corp. (Class A shares)(a)	456,280
135,000	Barclays PLC (United Kingdom)	1,129,255
4,400	Commerce Bancorp, Inc.	221,496
42,190	Credit Agricole SA (France)	995,574
34,600	Den Norske Bank (Norway)	237,205
4,000	Hibernia Corp. (Class A shares)	101,200
110,784	HSBC Holdings PLC (United Kingdom)	1,626,747
17,250	Nara Bancorp, Inc.	308,430
80,250	Overseas-Chinese Banking Corp., Ltd. (Singapore)	596,949
6,900	PrivateBancorp., Inc.	193,200
46,200	Royal Bank of Scotland Group PLC (United Kingdom)	1,298,829
3,900	Southwest Bancorp of Texas, Inc.(a)	79,365
77,000	Sumitomo Trust & Banking Co., Ltd. (The) (Japan)	450,442
6,600	UBS AG (Switzerland)	441,599

		11,967,997

Commercial Services & Supplies 2.8%
42,900	Administaff, Inc.(a)	570,570

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

24,600	Allied Waste Industries, Inc.(a)	$227,304
9,000	Apollo Group, Inc. (Class A shares)(a)	751,949
28,300	Cendant Corp.	647,504
7,000	Global Payments, Inc.	319,550
6,600	Kelly Services, Inc. (Class A shares)	179,058
28,600	Kforce, Inc.(a)	251,680
6,300	Laureate Education, Inc.(a)	222,390
13,150	Navigant Consulting, Inc.(a)	275,493
13,600	NDCHealth Corp.	285,736
11,950	Providence Service Corp. (The)(a)	226,393
138,000	Rentokil Initial PLC (United Kingdom)	356,343
10,300	Republic Services, Inc.	294,580
18,350	Scientific Games Corp.(a)	326,814
30,850	ThermoGenesis Corp.(a)	128,028
29,000	Waste Management, Inc.	816,059

		5,879,451

Communications Equipment 2.1%
36,500	Avaya, Inc.(a)	534,725
78,000	Cisco Systems, Inc.(a)	1,627,080
114,600	Nokia Oyj (Finland)	1,314,878
173,900	Nortel Networks Corp. (Canada)(a)	636,474
56,300	NTN Communications, Inc.(a)	123,860

		4,237,017

Computers & Peripherals 2.1%
26,200	Apple Computer, Inc.(a)	847,308
39,100	Dell, Inc.(a)	1,386,877
29,400	EMC Corp.(a)	322,518
21,047	Hewlett-Packard Co.	424,097
7,900	International Business Machines Corp.	687,853
3,200	Lexmark International, Inc.(a)	283,200
11,900	M-Systems Flash Disk Pioneers Ltd.(a)	165,398
13,650	Merge Technologies, Inc.(a)	186,323
15,200	Netsolve, Inc.(a)	122,512

		4,426,086

Consumer Finance 0.9%
35,200	American Express Co.	1,768,800

Diversified Financial Services 4.6%
8,700	Accredited Home Lenders Holding Co.(a)	272,528
7,100	Acom Co., Ltd. (Japan)	456,749

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	15

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

25,600	AmeriCredit Corp.(a)	$488,960
56,100	Citigroup, Inc.	2,473,449
33,120	Credit Suisse Group (Switzerland)	1,062,708
10,000	Eaton Vance Corp.	379,400
63,000	J.P. Morgan Chase & Co.	2,351,790
13,700	Jefferies Group, Inc.	429,358
15,750	Marlin Business Services, Inc.(a)	259,245
18,500	Principal Financial Group	628,815
13,000	Raymond James Financial, Inc.	303,810
7,400	Saxon Capital, Inc.(a)	174,048
1,500	Student Loan Corp.	210,375

		9,491,235

Diversified Telecommunications 2.2%
11,700	Alltel Corp.	608,400
5,250	Applied Signal Technology, Inc.	181,493
15,550	Carrier Access Corp.(a)	115,692
55,000	Deutsche Telekom AG (Germany)	920,419
95,400	Koninklijke (Royal) KPN NV (Netherlands)	705,220
6,850	Safenet, Inc.(a)	199,061
52,600	SBC Communications, Inc.	1,332,884
14,800	Verizon Communications, Inc.	570,392

		4,633,561

Electric Utilities 2.5%
84,300	CLP Holdings Ltd. (Hong Kong)	473,386
14,200	E.ON AG (Germany)	1,008,668
17,500	Exelon Corp.	610,750
20,200	FirstEnergy Corp.	789,820
30,500	PG&E Corp.(a)	870,470
12,650	PNM Resources, Inc.	263,626
121,000	Terna SpA (Italy)(a)	259,307
23,400	TXU Corp.	928,044

		5,204,071

Electrical Equipment 0.4%
47,000	Kesa Electricals PLC (United Kingdom)(a)	240,162
21,347	Koninklijke (Royal) Philips Electronics NV ADR (Netherlands)	517,612

		757,774

Electronic Equipment & Instruments 2.0%
59,700	Agilent Technologies, Inc.(a)	1,421,456
8,200	BEI Technologies, Inc.	196,882

See Notes to Financial Statements.

16	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

4,950	Ceradyne, Inc.(a)	$189,932
4,000	Checkpoint Systems, Inc.(a)	68,840
10,300	Fanuc Ltd. (Japan)	593,298
13,300	FLIR Systems, Inc.(a)	846,279
7,400	NEC Electronics Corp. (Japan)	382,432
30,600	Sanmina-SCI Corp.(a)	224,604
33,450	SRS Labs, Inc.(a)	157,851
9,650	Sypris Solutions, Inc.	120,046

		4,201,620

Energy Equipment & Services 3.3%
19,600	BJ Services Co.	973,336
7,150	Cal Dive International, Inc.(a)	221,650
20,800	ENSCO International, Inc.	626,288
33,600	GlobalSantaFe Corp.	920,640
40,500	Halliburton Co.	1,285,875
29,700	Schlumberger, Ltd.	1,910,304
5,000	Smith International, Inc.(a)	291,400
23,700	Superior Energy Services, Inc.(a)	264,966
7,900	Unit Corp.(a)	254,775

		6,749,234

Food & Staples Retailing 2.0%
20,100	Carrefour SA (France)	959,021
13,600	Costco Wholesale Corp.	552,976
86,000	Kroger Co. (The)(a)	1,358,800
18,500	Safeway, Inc.(a)	390,905
11,000	Whole Foods Market, Inc.	905,520

		4,167,222

Food Products 0.5%
61,100	Cadbury Schweppes PLC (United Kingdom)	500,260
63,900	Unilever PLC (United Kingdom)	564,144

		1,064,404

Gas Utilities 0.1%
11,800	Oneok, Inc.	247,800

Health Care Equipment & Supplies 1.7%
5,200	Alcon, Inc. (Switzerland)	398,320
5,250	ArthroCare Corp.(a)	139,808
13,100	Chattem, Inc.(a)	377,411
9,800	Closure Medical Corp.(a)	183,848

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	17

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

10,700	Cooper Cos., Inc.	$636,114
15,000	Endocardial Solutions, Inc.(a)	138,450
9,800	Guidant Corp.	542,136
9,200	Holologic, Inc.(a)	183,264
7,400	Intuitive Surgical, Inc.(a)	169,312
6,500	Medtronic, Inc.	322,855
33,250	Orthovita, Inc.(a)	151,288
31,600	Spectranetics Corp.(a)	173,800

		3,416,606

Health Care Providers & Services 3.0%
7,700	Accredo Health, Inc.(a)	249,480
9,400	America Service Group, Inc.(a)	333,042
29,700	Caremark Rx Inc.(a)	905,850
11,700	Cigna Corp.	725,517
12,400	Covance, Inc.(a)	454,956
15,400	Express Scripts, Inc.(a)	1,010,239
10,650	Kindred Healthcare, Inc.(a)	258,263
9,100	LabOne, Inc.(a)	268,541
1,600	Lincare Holdings, Inc.(a)	51,104
11,695	Medco Health Solutions, Inc.(a)	354,359
9,700	Pediatrix Medical Group, Inc.(a)	613,428
14,500	Pharmaceutical Product Development, Inc.(a)	508,370
5,300	WellPoint Health Networks(a)	535,830

		6,268,979

Hotels, Restaurants & Leisure 1.9%
27,100	Brinker International, Inc.(a)	970,451
7,400	CEC Entertainment, Inc.(a)	268,990
20,300	McDonald’s Corp.	558,250
8,300	RARE Hospitality International, Inc.(a)	234,143
9,500	Sonic Corp.(a)	218,500
29,700	Starbucks Corp.(a)	1,394,712
13,000	WMS Industries, Inc.(a)	354,120

		3,999,166

Household Durables 1.6%
99	D.R. Horton, Inc.	2,735
19,500	Harman International Industries, Inc.	1,671,735
18,800	Hovnanian Enterprises, Inc. (Class A shares)(a)	583,364
4,700	Meritage Corp.(a)	290,930
14,400	Snap-On, Inc.	462,384

See Notes to Financial Statements.

18	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

8,300	Standard Pacific Corp.	$385,203

		3,396,351

Household Products 0.7%
12,600	Kimberly-Clark Corp.	807,282
10,500	Procter & Gamble Co.	547,575

		1,354,857

Industrial Conglomerates 2.1%
55,900	General Electric Co.	1,858,675
8,300	Phelps Dodge Corp.	646,902
9,600	Siemens AG (Germany)	672,555
34,600	Tyco International Ltd. (Bermuda)	1,072,600

		4,250,732

Insurance 5.1%
11,700	Affirmative Insurance Holdings, Inc.(a)	177,840
12,100	Allstate Corp.	569,668
15,950	American International Group, Inc.	1,126,868
11,700	American Medical Security Group, Inc.(a)	297,297
7,000	Commerce Group, Inc.	338,870
5,250	Delphi Financial Group (Class A shares)	212,888
36,300	Genworth Financial, Inc.(a)	825,462
9,300	Infinity Property & Casualty Corp.	267,654
14,700	Loews Corp.	832,461
10,200	Muenchener Rueckversicherungs AG (Germany)	981,194
9,200	Philadelphia Consolidated Holding Corp.(a)	502,964
6,400	ProAssurance Corp.(a)	202,816
5,300	Protective Life Corp.	192,125
86,400	Prudential Corp. PLC (United Kingdom)	712,511
8,800	Scottish Annuity & Life Holdings, Ltd. (Cayman Islands)	179,520
16,100	Swiss Reinsurance Co. (Switzerland)	940,693
25,942	The St. Paul Travelers Cos., Inc.	961,670
18,400	XL Capital, Ltd. (Class A shares) (Cayman Islands)	1,300,511

		10,623,012

Internet & Catalog Retail 0.9%
17,100	eBay, Inc.(a)	1,339,443
18,800	IAC InterActiveCorp(a)	513,240

		1,852,683

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	19

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Internet Software & Services 1.7%
27,450	CNET Networks, Inc.(a)	$250,619
35,050	Digitas, Inc.(a)	234,485
8,800	FindWhat.com(a)	143,440
8,900	InfoSpace, Inc.(a)	333,394
7,400	j2 Global Communications, Inc.(a)	188,774
11,950	Jupitermedia Corp.(a)	132,645
21,500	Keynote Systems, Inc.(a)	283,155
16,750	Lionbridge Technologies, Inc.(a)	124,620
11,000	RADWARE Ltd. (Israel)(a)	196,680
22,950	Valueclick, Inc.(a)	238,221
47,000	Yahoo!, Inc.(a)	1,447,599

		3,573,632

Leisure Equipment & Products 0.2%
15,400	K2, Inc.(a)	219,450
10,840	Multimedia Games, Inc.(a)	205,201

		424,651

Media 1.9%
3,000	Antena 3 de Television SA (Spain)(a)	158,560
66,471	DIRECTV Group, Inc. (The)(a)	1,077,495
56,000	Image Entertainment, Inc.(a)	220,640
10,950	Lagardere SA (France)	666,413
7,300	Scholastic Corp.(a)	200,823
30,400	Sinclair Broadcast Group, Inc. (Class A shares)	301,264
27,000	Univision Communications, Inc. (Class A shares)(a)	782,190
16,400	Viacom, Inc. (Class B shares)	550,876

		3,958,261

Metals & Mining 0.4%
29,900	Rio Tinto PLC (United Kingdom)	779,144

Multi-Utilities 0.7%
12,400	Dominion Resources, Inc.	786,904
18,600	Sempra Energy	664,950

		1,451,854

Multiline Retail 0.4%
19,400	Target Corp.	845,840

Office Electronics 0.6%
92,100	Xerox Corp.(a)	1,276,506

See Notes to Financial Statements.

20	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Oil & Gas 7.9%
78,717	BP PLC (United Kingdom)	$738,616
10,600	Cabot Oil & Gas Corp.	466,082
34,400	Chesapeake Energy Corp.	528,040
9,100	ENI S.p.A. ADR (Italy)	934,752
55,000	ENI S.p.A (Italy)	1,132,314
20,900	ExxonMobil Corp.	967,670
51,050	Grey Wolf, Inc.(a)	229,215
12,000	Kerr-McGee Corp.	630,000
7,470	Maverick Tube Corp.(a)	215,435
24,200	Nexen, Inc. (Canada)	931,216
21,200	Occidental Petroleum Corp.	1,044,524
15,650	Oil States International, Inc.(a)	257,599
16,200	Patterson-UTI Energy, Inc.	295,326
36,000	Royal Dutch Petroleum Co. (Netherlands)	1,806,067
41,100	Statoil ASA ADR (Norway)	515,104
47,800	Suncor Energy, Inc. (Canada)	1,385,244
22,400	Swift Energy Co.(a)	508,256
178,000	Tokyo Gas Co. Ltd. (Japan)	635,629
6,010	Total SA (Class B shares) (France)	1,167,124
17,333	Total SA ADR (France)	1,687,367

		16,075,580

Paper & Forest Products 1.4%
16,000	Boise Cascade Corp.	516,000
21,300	Georgia-Pacific Corp.	715,680
24,800	International Paper Co.	1,072,104
36,600	Stora Enso Oyj (Class R shares) (Finland)	508,505

		2,812,289

Personal Products 0.7%
18,800	Avon Products, Inc.	808,588
13,600	Estee Lauder Cos., Inc. (Class A shares)	597,040

		1,405,628

Pharmaceuticals 5.6%
8,750	Alexion Pharmaceuticals, Inc.(a)	139,300
9,300	Allergan, Inc.	703,452
13,000	AstraZeneca PLC ADR (United Kingtom)	583,960
4,700	Atherogenics, Inc.(a)	67,586
4,100	Atrix Laboratories, Inc.(a)	132,061
9,500	Aventis (France) SA	737,720

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	21

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

6,275	Barr Pharmaceuticals, Inc.(a)	$215,546
7,950	Bradley Pharmaceuticals, Inc.(a)	187,143
6,180	Connetics Corp.(a)	170,135
11,300	Cypress Bioscience, Inc.(a)	112,887
38,700	Durect Corp.(a)	52,632
13,300	Eli Lilly & Co.	847,476
80,300	GlaxoSmithKline PLC (United Kingdom)	1,631,058
7,800	IVAX Corp.(a)	186,030
17,900	K-V Pharmaceutical Co. (Class B shares)(a)	331,329
19,208	Nabi Biopharmaceuticals(a)	221,852
36,600	Novartis AG ADR (Switzerland)	1,634,557
27,950	Oscient Pharmaceutical Corp.(a)	123,539
31,701	Pfizer, Inc.	1,013,164
6,500	QLT, Inc. (Canada)(a)	116,675
5,900	Rigel Pharmaceuticals, Inc.(a)	80,535
8,700	Roche Holding AG ADR (Switzerland)	860,241
8,200	Sanofi-Synthelabo SA (France)	543,968
9,700	Schering AG (Germany)	545,026
11,600	Wyeth	410,640

		11,648,512

Real Estate 0.3%
52,000	Mitsubishi Estate Co. Ltd. (Japan)	591,126

Real Estate Investment Trusts 0.3%
7,900	Entertainment Properties Trust	279,344
5,500	SL Green Realty Corp.	270,050

		549,394

Road & Rail 0.2%
91	East Japan Railway Co. (Japan)	495,599

Semiconductors & Semiconductor Equipment 3.0%
441,000	Agere Systems, Inc. (Class B shares)(a)	498,330
6,950	Artisan Components, Inc.(a)	169,094
4,800	Formfactor, Inc.(a)	96,384
51,400	Intel Corp.	1,253,131
30,400	Marvell Technology Group Ltd. (Bermuda)(a)	705,888
15,200	Maxim Integrated Products, Inc.	731,120
11,600	Mykrolis Corp.(a)	116,000
26,200	National Semiconductor Corp.(a)	449,330
17,250	O2 Micro International Ltd. (Cayman Islands)(a)	222,008
7,100	Power Integrations, Inc.(a)	143,278

See Notes to Financial Statements.

22	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

7,600	Sigmatel, Inc.(a)	$116,052
14,350	Silicon Image, Inc.(a)	172,057
54,800	Texas Instruments, Inc.	1,168,883
10,250	Trident Microsystems, Inc.(a)	125,153
11,600	Zoran Corp.(a)	205,204

		6,171,912

Software 3.2%
6,800	Amdocs Ltd. (Guernsey)(a)	147,560
35,650	Citadel Security Software, Inc.(a)	81,995
20,900	Electronic Arts, Inc.(a)	1,047,717
15,750	Embarcadero Technologies, Inc.(a)	119,700
55,850	LogicVision, Inc.(a)	121,195
22,100	Mentor Graphics Corp.(a)	260,780
13,600	Mercury Interactive Corp.(a)	497,216
91,700	Microsoft Corp.	2,609,782
10,150	Open Solutions, Inc.(a)	229,796
20,700	SAP AG-Sponsored ADR (Germany)	828,207
12,600	Symantec Corp.(a)	589,176
24,600	Synplicity, Inc.(a)	124,476

		6,657,600

Specialty Retail 3.8%
10,100	Aaron Rents, Inc. (Class B shares)	324,412
25,450	Ashworth, Inc.(a)	220,143
26,000	Bed Bath & Beyond, Inc.(a)	920,139
30,200	Casual Male Retail Group, Inc.(a)	185,428
12,450	Charlotte Russe Holding, Inc.(a)	255,723
17,900	Chico’s FAS, Inc.(a)	749,473
18,300	Compagnie Financiere Richemont AG (Class A shares)(Switzerland)	472,752
8,490	Cost Plus, Inc.(a)	284,075
20,450	Ezcorp, Inc.(a)	154,254
4,650	Guitar Center, Inc.(a)	209,018
26,820	Imperial Tobacco Group PLC (United Kingdom)	583,298
32,700	Limited Brands	668,388
15,600	Lowe’s Companies, Inc.	760,032
8,700	Movie Gallery, Inc.	151,293
17,200	Phillips-Van Heusen Corp.	326,284
20,900	Tiffany & Co.	747,175
36,900	Toys ‘R’ Us, Inc.(a)	607,374
5,300	Williams-Sonoma, Inc.(a)	172,197

		7,791,458

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	23

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Textiles, Apparel & Luxury Goods 0.2%
7,100	Jos. A. Bank Clothiers, Inc.(a)	$218,183
2,880	Oxford Industries, Inc.	113,962

		332,145

Tobacco 0.9%
23,200	Altadis SA (Spain)	725,105
24,700	Altria Group, Inc.	1,175,720

		1,900,825

Transportation 0.4%
11,200	Dynamex, Inc.(a)	174,160
5,750	Forward Air Corp.(a)	228,332
7,050	Old Dominion Freight Line, Inc.(a)	204,591
10,350	Vitran Corp., Inc. (Class A shares) (Canada)(a)	166,532

		773,615

Wireless Telecommunication Services 1.6%
54,600	American Tower Corp. (Class A shares)(a)	789,516
26,600	AT&T Wireless Services, Inc.(a)	384,104
229	NTT DoCoMo, Inc. (Japan)	398,600
800,700	Vodafone Group PLC (United Kingdom)	1,736,316

		3,308,536

	Total common stocks (cost $171,019,950)	193,443,896

INDEX FUND 0.3%
11,450	iShares Russel, 2000 Growth Index Fund (cost $659,118)	652,306

PREFERRED STOCKS 0.4%

Automobiles 0.1%
440	Porsche AG Pfd. (Germany)	284,469

Media 0.3%
18,539	News Corp. Ltd. ADR Pfd. (Australia)	588,984

	Total preferred stocks (cost $642,544)	873,453

	Total long-term investments (cost $172,321,612)	194,969,655

See Notes to Financial Statements.

24	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENT 3.8%

Mutual Fund
7,823,410	Dryden Core Investment Fund - Taxable Money Market Series (cost $7,823,410; Note 3)	$7,823,410

	Total Investments 98.2% (cost $180,145,022; Note 5)	202,793,065
	Other assets in excess of liabilities 1.8%	3,798,073

	Net Assets 100.0%	$206,591,138

(a)	Non-income producing security.

ADR—American Depository Receipt.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2004 were as follows:

Oil & Gas	7.9%
Commercial Banks	5.8%
Pharmaceuticals	5.6%
Insurance	5.1%
Diversified Financial Services	4.6%
Specialty Retail	3.8%
Mutual Funds	3.8%
Energy Equipment & Services	3.3%
Software	3.2%
Capital Markets	3.1%
Semiconductors & Semiconductor Equipment	3.0%
Health Care Providers & Services	3.0%
Commercial Services & Supplies	2.8%
Electric Utilities	2.5%
Diversified Telecommunications	2.2%
Media	2.2%
Computers & Peripherals	2.1%
Communications Equipment	2.1%
Industrial Conglomerates	2.1%
Biotechnology	2.0%
Electronic Equipment & Instruments	2.0%
Food & Staples Retailing	2.0%
Hotels, Restaurants & Leisure	1.9%
Internet Software & Services	1.7%
Health Care Equipment & Supplies	1.7%
Wireless Telecommunication Services	1.6%
Household Durables	1.6%

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	25

Portfolio of Investments

as of July 31, 2004 Cont’d.

Aerospace & Defense	1.4%
Chemicals	1.4%
Paper & Forest Products	1.4%
Automobiles	0.9%
Consumer Finance	0.9%
Tobacco	0.9%
Internet & Catalog Retail	0.9%
Household Products	0.7%
Beverages	0.7%
Personal Products	0.7%
Multi-Utilities	0.7%
Office Electronics	0.6%
Food Products	0.5%
Building Products	0.5%
Metals & Mining	0.4%
Electrical Equipment	0.4%
Transportation	0.4%
Multiline Retail	0.4%
Index Fund	0.3%
Real Estate	0.3%
Real Estate Investment Trusts	0.3%
Leisure Equipment & Products	0.2%
Road & Rail	0.2%
Textiles, Apparel & Luxury Goods	0.2%
Gas Utilities	0.1%
Auto Components	0.1%

98.2%
Other assets in excess of liabilities	1.8%

100.0%

See Notes to Financial Statements.

26	Visit our website at www.strategicpartners.com

Financial Statements

JULY 31, 2004	ANNUAL REPORT

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund

Statement of Assets and Liabilities

as of July 31, 2004

Assets
Investments, at value (cost $180,145,022)	$202,793,065
Cash	10,690,235
Receivable for investments sold	1,974,425
Receivable for Fund shares sold	324,706
Dividends and interest receivable	244,346
Prepaid expenses	4,017

Total assets	216,030,794

Liabilities
Payable for investments purchased	8,699,932
Payable for Fund shares reacquired	280,228
Accrued expenses	174,463
Distribution fee payable	143,557
Management fee payable	132,845
Deferred trustees’ fees	8,631

Total liabilities	9,439,656

Net Assets	$206,591,138

Net assets were comprised of:
Shares of beneficial interest, at par	$19,381
Paid-in capital, in excess of par	203,386,167

203,405,548
Accumulated net investment loss	(349,540)
Accumulated net realized loss on investments and foreign currency transactions	(19,105,873)
Net unrealized appreciation on investments and foreign currencies	22,641,003

Net assets, July 31, 2004	$206,591,138

See Notes to Financial Statements.

28	Visit our website at www.strategicpartners.com

Class A:
Net asset value and redemption price per share ($45,621,467 ÷ 4,161,887 shares of beneficial interest issued and outstanding)	$10.96
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price to public	$11.60

Class B:
Net asset value, offering price and redemption price per share ($94,066,376 ÷ 8,908,714 shares of beneficial interest issued and outstanding)	$10.56

Class C:
Net asset value, offering price and redemption price per share ($61,605,922 ÷ 5,834,008 shares of beneficial interest issued and outstanding)	$10.56

Class Z:
Net asset value, offering price and redemption price per share ($5,297,373 ÷ 476,658 shares of beneficial interest issued and outstanding)	$11.11

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	29

Statement of Operations

Year Ended July 31, 2004

Net Investment Loss
Income
Dividends (net of foreign withholding taxes of $119,748)	$2,294,293
Interest	28,189

Total income	2,322,482

Expenses
Management fee	1,472,713
Distribution fee—Class A	108,813
Distribution fee—Class B	905,348
Distribution fee—Class C	584,650
Transfer agent’s fees and expenses	373,000
Custodian’s fees and expenses	238,000
Reports to shareholders	83,000
Registration fees	74,000
Legal fees	30,000
Audit fee	21,000
Trustees’ fees	10,000
Miscellaneous	19,368

Total expenses	3,919,892

Net investment loss	(1,597,410)

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	20,707,447
Foreign currency transactions	(166,176)

20,541,271

Net change in unrealized appreciation (depreciation) on:
Investments	4,560,157
Foreign currency	(12,901)

4,547,256

Net gain on investments and foreign currencies	25,088,527

Net Increase In Net Assets Resulting From Operations	$23,491,117

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(1,597,410)	$(1,245,051)
Net realized gain (loss) on investments and foreign currency transactions	20,541,271	(16,654,635)
Net change in unrealized appreciation of investments and foreign currencies	4,547,256	36,341,343

Net increase in net assets resulting from operations	23,491,117	18,441,657

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	58,052,831	44,585,649
Cost of shares reacquired	(37,484,393)	(40,240,358)

Net increase in net assets from Fund share transactions	20,568,438	4,345,291

Total increase	44,059,555	22,786,948

Net Assets
Beginning of year	162,531,583	139,744,635

End of year	$206,591,138	$162,531,583

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	31

Notes to Financial Statements

Strategic Partners Asset Allocation Funds (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Strategic Partners High Growth Fund (the “Fund”), Strategic Partners Conservative Growth Fund and Strategic Partners Moderate Growth Fund. These financial statements relate only to Strategic Partners High Growth Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

Jennison Associates LLC (“Jennison”), Prudential Investment Management, Inc. (“PIM”), Lazard Asset Management LLC, RS Investment Management, L.P. and EARNEST Partners, LLC are the Fund’s “Advisers”.

The investment objective of the Fund is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities issued by U.S. and foreign companies. Under normal circumstances, substantially all of the Fund’s assets will be invested in equity securities, including common stock, securities convertible into common stock and preferred stock.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or

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securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	33

Notes to Financial Statements

Cont’d

valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

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Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Advisers’ performance of all investment advisory services. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. Effective June 1, 2004 the management fee paid to PI is computed daily and payable monthly at an annual rate of 0.75 of 1% of average daily net assets up to $500 million, 0.70 of 1% of average daily net assets for the next $500 million and 0.65 of 1% of average daily net assets in excess of $1 billion. Prior to June 1, 2004 the management fee was 0.75 of 1% of average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended July 31, 2004.

PIMS has advised the Fund that it has received approximately $257,100 and $72,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended July 31, 2004. From these fees, PIMS paid such sales charges to broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2004, it has received approximately $176,800 and $26,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	35

Notes to Financial Statements

Cont’d

Jennison, PIMS, PIM and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The SCA provided for a commitment of $800 million through April 30, 2004, and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 1, 2004 the commitment provided for by the SCA was reduced to $500 million and the SCA was renewed under the same terms and conditions. The expiration date of the renewed SCA will be October 29, 2004. Interest on any borrowings under the SCA will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended July 31, 2004.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended July 31, 2004, the Fund incurred fees of approximately $285,300 for the services of PMFS. As of July 31, 2004, approximately $23,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $53,100 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”), an affiliate of PI, was approximately $41,100 for the year ended July 31, 2004. As of July 31, 2004 approximately $3,800 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended July 31, 2004, Wachovia earned $2,532 and Prudential Equity Group, LLC, a wholly owned subsidiary of Prudential, earned $335, in brokerage commissions from portfolio transactions executed on behalf of the Fund.

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The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, formerly known as Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. For the year ended July 31, 2004, the Fund earned income of approximately $108,700 from the Series by investing its excess cash.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2004, aggregated $165,271,186 and $144,953,411, respectively.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended July 31, 2004, the adjustments were to decrease net investment loss by $1,264,847, decrease accumulated realized loss on investments by $140,084 and decrease paid-in-capital by $1,404,931, due to certain tax adjustments pertaining to the investment in Passive Foreign Investment Companies, foreign currency, net operating losses and differences between financial reporting and tax accounting. Net investment income, net realized losses and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of July 31, 2004 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation of Investments	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$182,051,251	$29,360,789	$(8,618,975)	$20,741,814	$(7,041)	$20,734,773

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales for book and tax purposes and adjustments pertaining to Passive Foreign Investment Companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables and payables.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	37

Notes to Financial Statements

Cont’d

As of July 31,2004, the Fund had a capital loss carryforward for tax purposes of approximately $17,389,000 which expires in 2011. Approximately $12,530,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended July 31, 2004. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Fund elected to treat Post-October currency losses of $160,413 incurred during the nine month period ended July 31, 2004 as incurred during fiscal year ending July 31, 2005.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares purchased on or after March 15, 2004 are subject to a maximum front-end sales charge of 5.50%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Prior to March 15, 2004 Class A shares were sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge and the CDSC for Class C shares is 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Prior to February 2, Class C shares were sold with a front-end sales charge of 1% and a CDSC of 1% during the first 18 months. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

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Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2004:
Shares sold	1,353,050	$14,741,225
Shares reacquired	(1,047,282)	(11,562,070)

Net increase (decrease) in shares outstanding before conversion	305,768	3,179,155
Shares issued upon conversion from Class B	89,435	986,017

Net increase (decrease) in shares outstanding	395,203	$4,165,172

Year ended July 31, 2003:
Shares sold	980,561	$8,253,364
Shares reacquired	(948,840)	(7,941,863)

Net increase (decrease) in shares outstanding before conversion	31,721	311,501
Shares issued upon conversion from Class B	115,337	966,904

Net increase (decrease) in shares outstanding	147,058	$1,278,405

Class B
Year ended July 31, 2004:
Shares sold	1,799,671	$19,067,894
Shares reacquired	(1,062,013)	(11,231,265)

Net increase (decrease) in shares outstanding before conversion	737,658	7,836,629
Shares reacquired upon conversion into Class A	(92,583)	(986,017)

Net increase (decrease) in shares outstanding	645,075	$6,850,612

Year ended July 31, 2003:
Shares sold	1,476,050	$12,087,012
Shares reacquired	(1,640,426)	(13,159,694)

Net increase (decrease) in shares outstanding before conversion	(164,376)	(1,072,682)
Shares reacquired upon conversion into Class A	(118,381)	(966,904)

Net increase (decrease) in shares outstanding	(282,757)	$(2,039,586)

Class C
Year ended July 31, 2004:
Shares sold	1,916,438	$20,221,584
Shares reacquired	(1,230,102)	(12,991,880)

Net increase (decrease) in shares outstanding	686,336	$7,229,704

Year ended July 31, 2003:
Shares sold	2,120,261	$17,355,684
Shares reacquired	(1,544,261)	(12,569,225)

Net increase (decrease) in shares outstanding	576,000	$4,786,459

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	39

Notes to Financial Statements

Cont’d

Class Z	Shares	Amount
Year ended July 31, 2004:
Shares sold	364,721	$4,022,128
Shares reacquired	(156,673)	(1,699,178)

Net increase (decrease) in shares outstanding	208,048	$2,322,950

Year ended July 31, 2003:
Shares sold	780,431	$6,889,589
Shares reacquired	(736,321)	(6,569,576)

Net increase (decrease) in shares outstanding	44,110	$320,013

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Note 7. Change in Independent Registered Public Accounting Firm (Unaudited)

PricewaterhouseCoopers LLP was previously the Independent Registered Public Accounting Firm for the Fund. The decision to change the Independent Registered Public Accounting Firm was approved by the Audit Committee and by the Board of Trustees in a meeting held on September 2, 2003, resulting in KPMG LLP’s appointment as Independent Registered Public Accounting Firm of the Fund.

The reports on the financial statements of the Fund audited by PricewaterhouseCoopers LLP through the year ended July 31, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	41

Financial Highlights

Class A
Year Ended July 31, 2004(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.53

Income (loss) from investment operations
Net investment income (loss)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.46

Total from investment operations	1.43

Less Distributions
Distributions in excess of net investment income	—
Distributions from net realized gains	—

Total dividends and distributions	—

Net asset value, end of year	$10.96

Total Return(a)	15.01%
Ratios/Supplemental Data:
Net assets, end of year (000)	$45,622
Average net assets (000)	$43,525
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.43%
Expenses, excluding distribution and service (12b-1) fees	1.18%
Net investment income (loss)	(.25)%
For Class A, B, C and Z shares:
Portfolio turnover rate	79%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Less than $.005 per share.
(d)	The distributor of the fund contractually agreed to limit its distribution and services (12b-1) fees to .25 of 1% of the average net assets of the class A shares.

See Notes to Financial Statements.

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Class A
Year Ended July 31,
2003(b)	2002	2001(b)	2000(b)

$8.38	$10.70	$12.95	$11.52

(.03)	(.03)	— (c)	— (c)
1.18	(2.27)	(1.27)	2.14

1.15	(2.30)	(1.27)	2.14

—	—	—	(.43)
—	(.02)	(.98)	(.28)

—	(.02)	(.98)	(.71)

$9.53	$8.38	$10.70	$12.95

13.72%	(21.49)%	(10.09)%	18.99%

$35,897	$30,337	$39,528	$35,678
$31,290	$36,151	$39,128	$27,528

1.71%	1.57%	1.64%	1.54%
1.46%	1.32%	1.39%	1.29%
(.31)%	(.35)%	.02%	.01%

89%	98%	83%	67%

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	43

Financial Highlights

(Unaudited) Cont’d

Class B
Year Ended July 31, 2004(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.25

Income (loss) from investment operations
Net investment loss	(.11)
Net realized and unrealized gain (loss) on investment transactions	1.42

Total from investment operations	1.31

Less Distributions
Distributions in excess of net investment income	—
Distributions from net realized gains	—

Total dividends and distributions	—

Net asset value, end of year	$10.56

Total Return(a)	14.16%
Ratios/Supplemental Data:
Net assets, end of year (000)	$94,066
Average net assets (000)	$90,535
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	2.18%
Expenses, excluding distribution and service (12b-1) fees	1.18%
Net investment loss	(1.00)%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended July 31,
2003(b)	2002	2001(b)	2000(b)

$8.20	$10.55	$12.86	$11.47

(.09)	(.11)	(.08)	(.09)
1.14	(2.22)	(1.25)	2.12

1.05	(2.33)	(1.33)	2.03

—	—	—	(.36)
—	(.02)	(.98)	(.28)

—	(.02)	(.98)	(.64)

$9.25	$8.20	$10.55	$12.86

12.80%	(22.08)%	(10.66)%	18.13%

$76,430	$70,043	$86,941	$79,793
$67,723	$82,953	$84,949	$60,994

2.46%	2.32%	2.39%	2.29%
1.46%	1.32%	1.39%	1.29%
(1.07)%	(1.09)%	(.72)%	(.71)%

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	45

Financial Highlights

(Unaudited) Cont’d

Class C
Year Ended July 31, 2004(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.25

Income (loss) from investment operations
Net investment loss	(.11)
Net realized and unrealized gain (loss) on investment transactions	1.42

Total from investment operations	1.31

Less Distributions
Distributions in excess of net investment income	—
Distributions from net realized gains	—

Total dividends and distributions	—

Net asset value, end of year	$10.56

Total Return(a)	14.16%
Ratios/Supplemental Data:
Net assets, end of year (000)	$61,606
Average net assets (000)	$58,465
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	2.18%
Expenses, excluding distribution and service (12b-1) fees	1.18%
Net investment loss	(1.00)%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended July 31,
2003(b)	2002	2001(b)	2000(b)

$8.20	$10.55	$12.86	$11.47

(.09)	(.09)	(.08)	(.09)
1.14	(2.24)	(1.25)	2.12

1.05	(2.33)	(1.33)	2.03

—	—	—	(.36)
—	(.02)	(.98)	(.28)

—	(.02)	(.98)	(.64)

$9.25	$8.20	$10.55	$12.86

12.80%	(22.08)%	(10.66)%	18.13%

$47,616	$37,468	$36,507	$31,636
$39,926	$38,874	$35,387	$26,413

2.46%	2.32%	2.39%	2.29%
1.46%	1.32%	1.39%	1.29%
(1.06)%	(1.09)%	(.73)%	(.73)%

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	47

Financial Highlights

(Unaudited) Cont’d

	Class Z
	Year Ended July 31, 2004(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.64

Income (loss) from investment operations
Net investment income (loss)	—	(c)
Net realized and unrealized gain (loss) on investment transactions	1.47

Total from investment operations	1.47

Less Distributions
Distributions in excess of net investment income	—
Distributions from net realized gains	—

Total dividends and distributions	—

Net asset value, end of year	$11.11

Total Return(a)	15.25%
Ratios/Supplemental Data:
Net assets, end of year (000)	$5,297
Average net assets (000)	$3,837
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	1.18%
Expenses, excluding distribution and service (12b-1) fees	1.18%
Net investment income (loss)	—	%(d)

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Less than $.005 per share.
(d)	Less than .005%.

See Notes to Financial Statements.

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Class Z
Year Ended July 31,
2003(b)		2002	2001(b)	2000(b)

$8.45		$10.77	$12.98	$11.56

(—	)(c)	(.01)	.03	.02
1.19		(2.29)	(1.26)	2.14

1.19		(2.30)	(1.23)	2.16

—		—	—	(.46)
—		(.02)	(.98)	(.28)

—		(.02)	(.98)	(.74)

$9.64		$8.45	$10.77	$12.98

14.08%		(21.35)%	(9.74)%	19.23%

$2,589		$1,897	$3,413	$1,318
$2,767		$2,778	$2,270	$25,793

1.46%		1.32%	1.39%	1.29%
1.46%		1.32%	1.39%	1.29%
(.02)%		(.10)%	.23%	.12%

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	49

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Strategic Partners Asset Allocation Funds—Strategic Partners High Growth Fund:

We have audited the accompanying statement of assets and liabilities of the Strategic Partners Asset Allocation Funds—Strategic Partners High Growth Fund (the “Fund”), including the portfolio of investments, as of July 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ending July 31, 2003 and the financial highlights for the periods presented prior to July 31, 2004, were audited by other auditors, whose report dated, September 29, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 27, 2004

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Management of the Trust

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (70), Trustee since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Trustee since 1999(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Trustee since 1998(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Trustee since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	51

Robin B. Smith (64), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen Stoneburn (61), Trustee since 1999(3) Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Trustee since 1999(3) Oversees 96 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (56), President and Trustee since 2003(3) Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President(3) and Trustee since 1999(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

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Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

William V. Healey (50) Chief Legal Officer and Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus. Assistant Secretary (since June 2004) of the Asia Pacific Fund, Inc.

Lori E. Bostrom (41) Secretary since 2002(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since October 2002) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.; formerly Senior Counsel of The Guardian Life Insurance Company of America (February 1996-October 2002)

Lee D. Augsburger (45) Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of Pl; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (39), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Additional Information (Unaudited)

Commencing after July 31, 2004, the Fund will file a complete portfolio of holdings on the Fund’s first and third quarter-end on Form N-Q with the Securities and Exchange Commission (the “Commission”). Form N-Q will be available on the Commission’s website at http://www.sec.gov or by visiting the Commission’s Public Reference Room. For information on the Commission’s Public Reference Room visit the Commission’s website.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund	53

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI) or an affiliate of PI, or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Mutual Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/04
	One Year	Five Years	Since Inception
Class A	8.68%	0.77%	3.20%
Class B	9.16	0.98	3.32
Class C	13.16	1.15	3.47
Class Z	15.25	2.16	4.52

Average Annual Total Returns (Without Sales Charges) as of 7/31/04
	One Year	Five Years	Since Inception
Class A	15.01%	1.91%	4.23%
Class B	14.16	1.15	3.47
Class C	14.16	1.15	3.47
Class Z	15.25	2.16	4.52

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

Source: Prudential Investments LLC and Lipper Inc. Inception date: 11/18/98.

The graph compares a $10,000 investment in the Strategic Partners High Growth Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and a Customized Benchmark for the Strategic Partners High Growth Fund (Customized Blend) by portraying the initial account

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values at the commencement of operations for Class A shares (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2004) as measured on a quarterly basis. The S&P 500 Index and the Customized Blend data is measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Customized Blend is a model portfolio consisting of the S&P 500/Barra Value Index (25%), the S&P 500/Barra Growth Index (25%), the Russell 2000 Value Index (15%), the Russell 2000 Growth Index (15%), and the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (20%). Each component of the Customized Blend is an unmanaged index generally considered to represent the performance of its asset class. The Customized Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment advisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http:/www.sec.gov.

TRUSTEES
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer • Lori E. Bostrom, Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer •
Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISERS	EARNEST Partners, LLC	75 14th Street, Suite 2300 Atlanta, GA 30309

	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

	Lazard Asset Management LLC	30 Rockefeller Plaza New York, NY 10112

	RS Investment Management, L.P.	388 Market Street Suite 1700 San Francisco, CA 94111

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Strategic Partners High Growth Fund
Share Class	A	B	C	Z
NASDAQ	PHGAX	PIHGX	PHGCX	PDHZX
CUSIP	86276X509	86276X608	86276X707	86276X806

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that director at Strategic Partners Asset Allocation Funds/Strategic Partners High Growth Fund, P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual trustees are not screened before being delivered to the addressee.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners High Growth Fund
Share Class	A	B	C	Z
NASDAQ	PHGAX	PIHGX	PHGCX	PDHZX
CUSIP	86276X509	86276X608	86276X707	86276X806

MFSP504E5    IFS-A096265    Ed. 09/2004

ANNUAL REPORT

JULY 31, 2004

STRATEGIC PARTNERS

ASSET ALLOCATION FUNDS

STRATEGIC PARTNERS

Moderate Growth Fund

OBJECTIVE

Seeks capital appreciation and a reasonable level of current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Dear Shareholder,

September 14, 2004

We hope that you find the annual report for the Strategic Partners Moderate Growth Fund informative and useful. As a Strategic Partners mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and reflects your personal investment profile and tolerance for risk.

Strategic Partners mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds feature leading asset managers not just from a single company but from the entire investment industry.

Thank you for choosing Strategic Partners mutual funds.

Sincerely,

Judy A. Rice, President

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

Cumulative Total Returns[1] as of 7/31/04
	One Year	Five Years	Since Inception[2]
Class A	12.27%	17.28%	28.38%
Class B	11.37	12.67	22.79
Class C	11.37	12.67	22.79
Class Z	12.53	18.61	30.11
S&P 500 Index[3]	13.16	–10.72	2.80
Customized Blend[4]	13.29	12.85	23.20
Lipper Multi-Cap Core Funds Avg.[5]	12.43	4.63	21.18

Average Annual Total Returns[1] as of 6/30/04
	One Year	Five Years	Since Inception[2]
Class A	10.36%	2.36%	4.03%
Class B	10.95	2.56	4.12
Class C	14.95	2.74	4.27
Class Z	17.02	3.79	5.32
S&P 500 Index[3]	19.10	–2.20	1.10
Customized Blend[4]	17.02	2.62	4.23
Lipper Multi-Cap Core Funds Avg.[5]	19.72	1.28	4.22

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 11/18/98.

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3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

4The Customized Benchmark for Strategic Partners Moderate Growth Fund (Customized Blend) is a model portfolio consisting of the S&P 500/Barra Value Index (20%), the S&P 500/Barra Growth Index (20%), the Russell 2000 Value Index (7.5%), the Russell 2000 Growth Index (7.5%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (10%), the Lehman Brothers U.S. Aggregate Bond Index (20%), and the Lehman Brothers U.S. Corporate High Yield Index (15%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The Customized Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund.

5The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, the Customized Blend, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	3

Your Fund’s Performance

Fund objective

The investment objective of the Strategic Partners Moderate Growth Fund (the Fund) is capital appreciation and a reasonable level of current income. There can be no assurance that the Fund will achieve its investment objective.

Asset classes are classifications of investments

Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid and in the firm’s appreciation in value. Generally, the prices of stocks vary with investors’ estimates of a firm’s earnings prospects, including the impact of broader economic conditions.

Bonds are loans to a company, government, or government agency. They carry a fixed interest rate or one that varies according to the terms specified in the bond. They have a maturity date at which they must be repaid. Generally, bond prices fluctuate with current interest rates and with events that affect the debtor’s prospects of repaying the loan. High yield bonds are also known as “junk” bonds. They are subject to greater risk of loss of principal and interest, including default risk, than higher-rated bonds.

*As of early August 2004, following the end of the Fund’s fiscal year, the target allocation to High Yield Bonds was reduced to 7%, and the target allocation to Core Fixed Income increased to 28%.

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Source: Lipper Inc.

The chart above shows the total returns for one year ended July 31, 2004, of various securities indexes that are generally considered representative of the market sectors in which the Fund may invest, and does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Strategic Partners Moderate Growth Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The S&P 500/Barra Value Index contains those securities in the S&P 500 Index with lower book-to-price ratios.

The S&P 500/Barra Growth Index contains those securities in the S&P 500 Index with higher book-to- price ratios.

The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Lehman Brothers U.S. Corporate High Yield Index gives a broad look at how high yield (junk) bonds have performed.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	5

Market Overview

Strength early in the period

The Fund’s fiscal year ended July 31, 2004, was characterized by a global economic recovery driven by rapid growth in China and continued expansion in the United States. European economies started to pick up, while Japan began to emerge from a long slumber as both its exports and domestic economy improved. This worldwide growth was translated into a stock market surge during the second half of 2003 as investors anticipated a rapid rise in corporate profits. By the end of January 2004, share prices already reflected high expectations, but further investor enthusiasm was dampened by uncertainties about global political events and related concerns about energy prices as well as job growth, inflation, and interest rates. The markets also reacted to China’s efforts to slow its growth to a more sustainable pace. The prices of shares in many rapidly growing companies began to decline. These trends were particularly pronounced in July 2004 when statistics that are used to forecast economic growth became quite mixed. Over the full fiscal year, value stock indexes performed very well, while growth stock index returns, although also good, were more subdued.

Rising interest rates and a corresponding fall in the prices of bonds are typical of an improving economy. This is because lenders expect companies to be willing to pay more for the capital they need to expand in good business conditions. However, bond prices generally rose through the first quarter of 2004 as the Federal Reserve (the Fed) left short-term interest rates at low levels to support the U.S. economic recovery that was creating few new jobs based on data released during that time.

Conditions in the U.S. fixed income markets changed abruptly in the spring of 2004. Bond prices turned sharply lower as surprisingly strong employment reports led financial markets to speculate that the Fed would soon begin to increase short-term rates to lessen monetary stimulus in the economy. As it turned out, economic growth slowed amid high oil prices, the Fed raised short-term rates by a modest amount in late June 2004, and bond prices began to recover. The Fed reiterated that further rate hikes would likely occur at a “measured” pace. However, it warned that it would respond to changing economic prospects as needed in order to maintain price stability. Over the full reporting period, the Lehman Brothers U.S. Aggregate Bond Index, which includes a broad range of investment-grade bond types, posted a modest single-digit return. In comparison, the Lehman Brothers U.S. Corporate High Yield Index, which tracks junk bonds, posted a double-digit return for the same time frame. Much of the gains in high yield bonds were realized during that portion of the reporting period that took place in 2003.

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Performance Review

The contribution of asset allocation. The Fund’s good performance during the reporting period was primarily due to the strong markets for value stocks and international stocks. It is common for small-cap stocks to perform particularly well in the early stages of an economic recovery, so the Fund’s aggressive 12% allocation to U.S. small-cap and mid-cap stocks also helped its return. Although the international segment of the Fund benefited from strong foreign markets, it trailed its target by a large margin.1 The Fund’s other segments performed in line with or better than their targets.

Jennison Associates LLC

Large-cap growth stocks. The Fund’s large-cap growth stock segment performed in line with its target. Its information technology holdings added most to both absolute and relative performance. Outstanding returns came from Yahoo! and from long-term holdings such as Texas Instruments and Cisco Systems. A significant piece of the current upturn in capital spending has been led by technology outlays. The segment’s consumer staples positions, led by Whole Foods, also added to relative performance. Whole Foods’ return was exceptional during the period, and we expect geographic expansion, larger stores, and higher store productivity to drive continuing revenue and earnings growth. The segment’s energy holdings outperformed the market as its oil services companies benefited from high prices for oil and natural gas and from improving demand for drilling services. Although the segment’s consumer discretionary and financial positions both detracted from relative return, few holdings stand out notably as poor performers. An exception is Viacom, which fell on weakness in advertising spending and was also hurt by the resignation of its widely respected CEO, Mel Karmazin. A few healthcare holdings, including MedImmune and Genentech, lagged due to company-specific issues.

Jennison Associates LLC

Large-cap value stocks. The Fund’s large-cap value stock segment performed in line with its target. Holdings in the energy sector bolstered returns as energy supply became a prominent public concern. When major integrated oil companies reported declining production figures and/or restated their reserves downward, the stocks of many of the companies that are involved in exploring for, developing, producing, and marketing crude oil and natural gas rose. Notable holdings were Occidental Petroleum, Halliburton, and Schlumberger. We are confident that these companies will continue to benefit from the increasing demand for oil, especially from China, and from supply/demand imbalances. The large-cap value stock segment also had significant gains on Tyco International and Kimberly-Clark. On the other hand, it had poor performance in the information technology sector, particularly in semiconductor

1 Target indexes are compared with segment returns before fees and expenses.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	7

Performance Review (continued)

firms. Agere Systems, Mentor Graphics, and Nortel Networks all detracted from the segment’s return.

RS Investment Management, L.P.

Small-cap growth stocks. The Fund’s small-cap growth stock segment outperformed its target. Our largest weighting in the portfolio was the consumer discretionary sector, where the segment benefited from significant gains in specialty retailers, such as Aaron Rents and Guitar Center, and Internet-related companies. Companies in Internet commerce, such as ValueClick and InfoSpace, continued to benefit from the growth of on-line advertising. Sectors that benefit from economic expansion, such as energy and transportation, also contributed some of the highest returns for the period. In recent quarters, many of the small-cap growth segment’s underperformers were technology holdings such as software companies, where a reduction in corporate spending seems to be affecting how investors view the software industry as a whole.

EARNEST Partners, LLC

Small-cap value stocks. The Fund’s small-cap value stock segment substantially outperformed its target, primarily because of its holdings in the consumer discretionary sector. Harman International gained 105% for the period as the company continued to see improving sales of its high-end audio equipment to automobile manufacturers. Holdings in home builders D.R. Horton (+49%) and Hovnanian (+25%) benefited overall performance as record low mortgage rates and an improving economy supported record home sales and earnings growth for these companies. While our holdings in the industrial and materials sectors had positive absolute performance, our underweight positions caused the segment to lag the respective benchmark sector contributions.

Lazard Asset Management LLC

International stocks. The Fund’s international stock segment trailed its target substantially primarily due to its stock selection in the financial sector. Our position in Muenchener Rueckversicherungs AG (MunichRe) declined due to concerns that the pricing cycle in property and casualty insurance had peaked. We believe this view is premature as past cycles have generally lasted longer, and the stock’s current depressed valuation already reflects expectations of a sharp deterioration in earnings. Stock selection in technology also hurt the segment. For example, a position in Nokia fell after the company forecast lower earnings because of price cuts on some handset models, although the price cuts were designed to reverse a decline in Nokia’s market share in Europe. NEC Electronics declined after the company sold 100 billion yen of convertible bonds to raise funds for investments and to pay back loans. The company maintained its earnings guidance for the fiscal year as demand is expected to be

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strong (especially for consumer electronics such as DVD-Rs and thin television sets). In addition, the industrial stock Rentokil fell after announcing that profits would be below forecasts because companies have reduced spending on office services and rivals have increased pricing pressure. However, the segment benefited from an overweight in the energy sector. As the prospect of rising interest rates reduced investors’ risk tolerance, they began to prefer stocks of companies with solid fundamentals and relatively inexpensive share prices. During the reporting period, this affected U.S. shares more than international shares, but we believe the trend will spread.

Pacific Investment Management Company LLC

Core fixed income. The Fund’s core fixed income segment outperformed its target. We used a wide spectrum of strategies to enhance return. The segment benefited from a lower overall exposure to interest-rate movements. When bond yields rose, bringing down the prices of bonds already on the market, the segment held up better than the overall market. We are broadly diversified, including bond sectors such as Treasury inflation-protected bonds (TIPS), municipal bonds, eurozone issues, and emerging-market bonds. We helped the segment’s return by trading to take advantage of bonds’ sharp fall in yields (and relative price increases) as they approach their maturity and by our selection among mortgage-backed and corporate bonds. However, the segment’s emphasis on short/intermediate maturities hurt its return near the end of the period when prices on these securities declined in anticipation of the Fed tightening interest rates.

Prudential Investment Management, Inc.

High yield bonds. The Fund’s high yield bond segment performed generally in line with the strong high yield market over the Fund’s reporting period, bolstered by improving credit fundamentals. Many of the corporations that issued junk bonds reported better earnings and improving levels of free cash flow as the economy recovered. Some reduced their indebtedness, improving the security of their remaining bonds. We had positioned the segment to benefit from a slowing in the consumer sectors and an acceleration in business spending. During the period, we started to see those trends unfold. We also anticipated a surge in commodity prices, in part because of demand from China. In addition, the segment benefited from emphases on manufacturing companies and commodity-related industries. It was less exposed than its benchmark to several of the worst performing issuers in the high yield market, particularly those in the challenging electric power generating, telecommunications, and airline sectors.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	9

Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2004.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fee ($12.50 for the six month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%

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hypothetical examples that appear in the shareholder reports of the other funds. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Strategic Partners Moderate Growth Fund		Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$981	1.42%	$6.99
	Hypothetical	$1,000	$1,018	1.42%	$7.12

Class B	Actual	$1,000	$978	2.17%	$10.67
	Hypothetical	$1,000	$1,014	2.17%	$10.87

Class C	Actual	$1,000	$978	2.17%	$10.67
	Hypothetical	$1,000	$1,014	2.17%	$10.87

Class Z	Actual	$1,000	$983	1.17%	$5.77
	Hypothetical	$1,000	$1,019	1.17%	$5.87

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2004, and divided by the 366 days in the Fund’s current fiscal year (to reflect the six-month period).

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	11

This Page Intentionally Left Blank

Portfolio of Investments

as of July 31, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 78.8%
COMMON STOCKS 62.1%

Advertising 0.1%
12,200	JupiterMedia Corp.(a)	$135,420
24,400	ValueClick, Inc.(a)	253,272

		388,692

Aerospace & Defense 1.0%
5,450	Applied Signal Technology, Inc.	188,407
4,550	Engineered Support Systems, Inc.	255,119
28,000	Lockheed Martin Corp.	1,483,719
6,850	Moog, Inc. (Class A shares)(a)	249,135
25,500	Northrop Grumman Corp.	1,341,300

		3,517,680

Apparel 0.2%
12,950	Charlotte Russe Holdings, Inc.(a)	265,993
3,040	Oxford Industries, Inc.	120,293
16,100	Phillips-Van Heusen Corp.	305,417

		691,703

Automobiles 0.4%
98,100	Nissan Motor Co., Ltd. (Japan)	1,057,971
6,550	TBC Corp.(a)	156,742
6,300	Winnebago Industries, Inc.	232,155

		1,446,868

Beverages 0.6%
61,600	Cadbury Schweppes PLC (United Kingdom)	504,353
88,500	Diageo PLC (United Kingdom)	1,096,755
15,238	Heineken NV (Netherlands)	477,541

		2,078,649

Biotechnology 1.3%
17,700	Amgen, Inc.(a)	1,006,776
15,150	Discovery Laboratories, Inc.(a)	116,504
20,500	Genentech, Inc.(a)	997,940
15,800	Gilead Sciences, Inc.(a)	1,021,312
54,100	Medimmune, Inc.(a)	1,246,464
29,500	Oscient Pharmaceuticals Corp.(a)	130,390

		4,519,386

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	13

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Building & Construction 0.4%
32,729	CRH PLC (ADR)(Ireland)	$735,191
51	D.R. Horton, Inc.	1,409
19,700	Hovnanian Enterprises, Inc. (Class A shares)(a)	611,291

		1,347,891

Building Products 0.1%
10,600	Watsco, Inc.	309,944

Capital Markets 2.2%
39,600	Bank of New York Co., Inc. (The)	1,137,708
8,200	Goldman Sachs Group, Inc. (The)	723,158
27,800	Lehman Brothers Holdings, Inc.	1,948,780
22,500	Mellon Financial Corp.	618,300
36,100	Merrill Lynch & Co., Inc.	1,794,892
69,000	Nomura Holdings, Inc. (Japan)	945,960
15,500	State Street Corp.	663,555

		7,832,353

Chemicals 0.9%
6,700	Akzo Nobel NV (Netherlands)	221,182
14,400	BASF AG (Germany)	766,289
64,900	IMC Global, Inc.	885,885
4,300	Scotts Co. (Class A shares)(a)	262,300
12,500	Shin-Etsu Chemical Co. Ltd. (Japan)	423,938
11,000	Takeda Chemical Industries Ltd. (Japan)	514,199
3,600	Valspar Corp.	176,400

		3,250,193

Commercial Banks 3.8%
38,258	Allied Irish Banks PLC (Ireland)	589,116
32,951	Bank of America Corp.	2,801,164
64,300	Bank of Ireland (Ireland)	839,434
17,900	Bank United Financial Corp. (Class A shares)(a)	480,436
142,500	Barclays PLC (United Kingdom)	1,191,992
3,200	Commerce Bancorp, Inc.	161,088
44,009	Credit Agricole SA (France)	1,038,498
33,930	Credit Suisse Group, Inc. (Switzerland)(a)	1,088,699
36,000	DNB NOR ASA (Norway)	246,802
3,800	Hibernia Corp. (Class A shares)	96,140
116,210	HSBC Holdings PLC (United Kingtom)	1,706,422
17,950	Nara Bancorp, Inc.	320,946

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

84,400	Overseas-Chinese Banking Corp. Ltd. (Singapore)	$627,819
7,100	PrivateBanCorp., Inc.	198,800
48,700	Royal Bank of Scotland PLC (The) (United Kingdom)	1,369,112
4,050	Southwest Bancorporation of Texas, Inc.	82,418
81,000	Sumitomo Trust & Banking Co. Ltd. (The) (Japan)	473,841
6,700	UBS AG (Switzerland)	448,290

		13,761,017

Commercial Services & Supplies 1.6%
37,700	Administaff, Inc.(a)	501,410
25,600	Allied Waste Industries, Inc.(a)	236,544
10,300	Apollo Group, Inc. (Class A shares)(a)	860,565
36,100	Cendant Corp.	825,968
7,400	Global Payments, Inc.	337,810
7,000	Kelly Services, Inc. (Class A shares)	189,910
6,480	Laureate Education, Inc.(a)	228,744
13,600	Navigant Consulting, Inc.(a)	284,920
11,700	NDCHealth Corp. (Class A shares)	245,817
140,100	Rentokil Initial PLC (United Kingdom)	361,765
10,100	Republic Services, Inc.	288,860
19,450	Scientific Games Corp. (Class A shares)(a)	346,405
37,700	Waste Management, Inc.	1,060,878

		5,769,596

Communications Equipment 0.9%
48,000	Avaya, Inc.(a)	703,200
88,900	Cisco Systems, Inc.(a)	1,854,454
219,900	Nortel Networks Corp. (Canada)(a)	804,834
6,138	UnitedGlobalCom, Inc.(a)	38,915

		3,401,403

Computers & Peripherals 1.5%
30,100	Apple Computer, Inc.(a)	973,434
37,100	Citadel Security Software, Inc.(a)	85,330
45,000	Dell, Inc.(a)	1,596,149
33,200	EMC Corp.(a)	364,204
29,194	Hewlett-Packard Co.	588,259
9,000	IBM Corp.	783,630
3,900	Lexmark International, Inc.(a)	345,150
12,500	M-Systems Flash Disk Pioneers Ltd. (Israel)(a)	173,738
14,350	Merge Technologies, Inc.(a)	195,878
16,050	Netsolve, Inc.(a)	129,363
25,900	Synplicity, Inc.(a)	131,054

		5,366,189

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	15

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Consumer Finance 0.6%
40,400	American Express Co.	$2,030,100

Diversified Financial Services 2.8%
8,800	Accredited Home Lenders Holding Co.(a)	275,660
7,260	Acom Co. Ltd. (Japan)	467,042
25,700	AmeriCredit Corp.(a)	490,870
7,200	Astoria Financial Corp.	245,952
72,900	Citigroup, Inc.	3,214,161
10,400	Eaton Vance Corp.	394,576
75,500	J.P. Morgan Chase & Co.	2,818,415
14,900	Jefferies Group, Inc.	466,966
23,600	Principal Financial Group, Inc.	802,164
13,700	Raymond James Financial, Inc.	320,169
7,800	Saxon Capital, Inc.(a)	183,456
1,600	Student Loan Corp. (The)	224,400

		9,903,831

Diversified Telecommunication Services 1.2%
14,800	Alltel Corp.	769,600
16,100	Carrier Access Corp.(a)	119,784
331	GenTek, Inc.(a)	14,564
99,500	Koninklijke KPN NV (Netherlands)	735,529
401	NTL, Inc.(a)	20,900
7,100	SafeNet, Inc.(a)	206,326
68,400	SBC Communications, Inc.	1,733,256
19,800	Verizon Communications, Inc.	763,092

		4,363,051

Electric Utilities 1.8%
85,500	CLP Holdings Ltd. (Hong Kong)	480,125
14,800	E.ON AG (Germany)	1,051,288
22,400	Exelon Corp.	781,760
28,400	FirstEnergy Corp.	1,110,440
39,100	PG&E Corp.(a)	1,115,914
13,050	PNM Resources, Inc.	271,962
118,200	Terna SpA (Italy)(a)	253,306
30,700	TXU Corp.	1,217,562

		6,282,357

Electrical Equipment 0.1%
47,520	Kesa Electricals PLC (United Kingdom)	242,819
35,250	SRS Labs, Inc.(a)	166,345

		409,164

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Electronic Equipment & Instruments 1.6%
72,200	Agilent Technologies, Inc.(a)	$1,719,082
8,600	BEI Technologies, Inc.	206,486
5,100	Ceradyne, Inc.(a)	195,687
4,000	CheckPoint Systems, Inc.(a)	68,840
10,900	FANUC Ltd. (Japan)	627,859
15,600	FLIR Systems, Inc.(a)	992,628
16,400	Marlin Business Services, Inc.(a)	269,944
7,700	NEC Electronics Corp. (Japan)	397,936
17,750	O2Micro International Ltd. (Cayman Islands)	228,443
26,156	Royal Philips Electronics N.V. (Netherlands)	634,218
31,800	Sanmina-SCI Corp.(a)	233,412
10,300	Sypris Solutions, Inc.	128,132

		5,702,667

Energy Equipment & Services 2.3%
22,500	BJ Services Co.(a)	1,117,350
7,420	Cal Dive International, Inc.(a)	230,020
26,800	ENSCO International, Inc.	806,948
43,000	GlobalSantaFe Corp.	1,178,200
51,700	Halliburton Co.	1,641,475
7,730	Maverick Tube Corp.(a)	222,933
16,850	Patterson-UTI Energy, Inc.	307,176
35,200	Schlumberger Ltd.	2,264,064
5,600	Smith International, Inc.(a)	326,368
24,650	Superior Energy Services, Inc.(a)	275,587

		8,370,121

Exchange Traded Fund 0.2%
11,950	iShares Russell 2000 Growth Index Fund	680,792

Food & Drug Retailing 0.3%
19,800	Carrefour SA (France)	944,707

Food & Staples Retailing 1.1%
15,500	Costco Wholesale Corp.	630,230
107,300	Kroger Co. (The)(a)	1,695,340
24,200	Safeway, Inc.(a)	511,346
12,400	Whole Foods Market, Inc.	1,020,768

		3,857,684

Food Products 0.2%
66,700	Unilever PLC (United Kingdom)	588,865

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	17

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Gas Utilities 0.1%
12,200	Oneok, Inc.	$256,200

Health Care Equipment & Supplies 1.0%
5,900	Alcon, Inc.	451,940
5,550	Arthrocare Corp.(a)	147,797
10,200	Closure Medical Corp.(a)	191,352
11,100	Cooper Companies, Inc. (The)	659,894
15,650	Endocardial Solutions, Inc.(a)	144,450
11,200	Guidant Corp.	619,583
9,550	Holologic, Inc.(a)	190,236
7,820	Intuitive Surgical, Inc.(a)	178,922
29,450	Kforce, Inc.(a)	259,160
7,400	Medtronic, Inc.	367,558
35,250	Orthovita, Inc.(a)	160,388
32,650	Spectranetics Corp. (The)(a)	179,575
32,250	ThermoGenesis(a)	133,838

		3,684,693

Health Care Providers & Services 2.3%
7,800	Accredo Health, Inc.(a)	252,720
9,700	America Service Group, Inc.(a)	343,671
12,350	American Medical Security Group, Inc.(a)	313,814
34,200	Caremark Rx, Inc.(a)	1,043,099
16,200	CIGNA Corp.	1,004,562
12,300	Covance, Inc.(a)	451,287
20,100	Express Scripts, Inc.(a)	1,318,559
11,050	Kindred Healthcare, Inc.(a)	267,963
9,450	LabOne, Inc.(a)	278,870
1,600	Lincare Holdings, Inc.(a)	51,104
16,474	Medco Health Solutions, Inc.(a)	499,162
9,400	Pediatrix Medical Group, Inc.(a)	594,456
14,900	Pharmaceutical Product Development, Inc.(a)	522,394
12,500	Providence Service Corp. (The)(a)	236,813
15,500	Serologicals Corp.(a)	303,800
6,700	WellPoint Health Networks, Inc.(a)	677,370

		8,159,644

Hotels, Restaurants & Leisure 1.4%
32,300	Brinker International, Inc.(a)	1,156,663
7,100	CEC Entertainment, Inc.(a)	258,085
16,400	K2, Inc.(a)	233,700
26,000	McDonald’s Corp.	715,000
11,160	Multimedia Games, Inc.(a)	211,259

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

8,850	RARE Hospitality International, Inc.(a)	$249,659
9,150	Sonic Corp.(a)	210,450
37,400	Starbucks Corp.(a)	1,756,303
13,700	WMS Industries, Inc.(a)	373,188

		5,164,307

Household Durables 0.7%
21,600	Harman International Industries, Inc.	1,851,768
5,100	Meritage Corp.(a)	315,690
9,000	Standard-Pacific Corp.	417,690

		2,585,148

Household Products 0.5%
15,900	Kimberly-Clark Corp.	1,018,713
11,800	Procter & Gamble Co. (The)	615,370

		1,634,083

Industrial Conglomerates 1.5%
64,200	General Electric Co.	2,134,650
10,900	Phelps Dodge Corp.	849,546
11,200	Siemens AG (Germany)	784,647
19,000	Smiths Industries PLC (United Kingdom)	252,219
44,900	Tyco International Ltd. (Bermuda)	1,391,900

		5,412,962

Insurance 3.3%
12,100	Affirmative Insurance Holdings, Inc.(a)	183,920
15,000	Allstate Corp.	706,200
18,712	American International Group, Inc.	1,322,002
8,000	Commerce Group, Inc.	387,280
5,600	Delphi Financial Group (Class A shares)	227,080
47,900	Genworth Financial, Inc. (Class A Shares)(a)	1,089,246
9,550	Infinity Property & Casualty Corp.	274,849
18,600	Loews Corp.	1,053,318
11,100	Muenchener Rueckversicherungs—Gesellschaft AG (Germany)	1,067,770
8,600	Philadelphia Consolidated Holding Corp.(a)	470,162
6,850	ProAssurance Corp.(a)	217,077
4,100	Protective Life Corp.	148,625
88,900	Prudential PLC (United Kingdom)	733,128
9,350	Scottish Annuity & Life Holdings Ltd. (Cayman Islands)	190,740
32,993	St. Paul Travelers Companies, Inc. (The)	1,223,051
17,000	Swiss Reinsurance Co. (Switzerland)	993,278
23,600	XL Capital Ltd. (Cayman Islands) (Class A Shares)	1,668,047

		11,955,773

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	19

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Internet & Catalog Retail 0.6%
19,100	eBay, Inc.(a)	$1,496,103
21,800	InterActiveCorp(a)	595,140

		2,091,243

Internet Software & Services 0.9%
36,400	Digitas, Inc.(a)	243,516
9,050	FindWhat.com(a)	147,515
9,250	InfoSpace, Inc.(a)	346,505
7,700	j2 Global Communications, Inc.(a)	196,427
22,750	Keynote Systems, Inc.(a)	299,618
17,500	Lionbridge Technologies, Inc.(a)	130,200
11,650	RADWARE Ltd. (Israel)(a)	208,302
54,000	Yahoo!, Inc.(a)	1,663,200

		3,235,283

Machinery 0.2%
13,100	Snap-On, Inc.	420,641
8,600	Wabash National Corp.(a)	248,368

		669,009

Media 1.4%
3,100	Antena 3 de Television SA (Spain)(a)	163,845
29,200	CNET Networks, Inc.(a)	266,596
85,020	DIRECTV Group, Inc. (The)(a)	1,378,174
48,100	Image Entertainment, Inc.(a)	189,514
11,000	Lagardere SA (France)	669,456
58,600	NTN Communications, Inc.(a)	128,920
7,400	Scholastic Corp.(a)	203,574
29,800	Sinclair Broadcast Group, Inc. (Class A shares)	295,318
31,000	Univision Communications, Inc. (Class A shares)(a)	898,070
21,300	Viacom, Inc. (Class B shares)	715,467

		4,908,934

Metals & Mining 0.2%
31,200	Rio Tinto PLC (United Kingdom)	813,020

Multi-Utilities 0.5%
15,800	Dominion Resources, Inc.	1,002,668
23,700	Sempra Energy	847,275

		1,849,943

See Notes to Financial Statements.

20	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Multiline Retail 0.3%
21,850	EZCORP, Inc. (Class A shares)(a)	$164,815
22,300	Target Corp.	972,280

		1,137,095

Office Electronics 0.5%
117,300	Xerox Corp.(a)	1,625,778

Oil & Gas 4.9%
80,900	BP PLC (United Kingdom)	759,100
9,600	Cabot Oil & Gas Corp.	422,112
24,800	Chesapeake Energy Corp.	380,680
69,500	Eni SpA, ADR (Italy)	2,383,570
26,900	ExxonMobil Corp.	1,245,470
53,250	Grey Wolf, Inc.(a)	239,093
15,300	Kerr-McGee Corp.	803,250
1,228	Link Energy LLC(a)	129
30,700	Nexen, Inc. (Canada)	1,181,336
27,300	Occidental Petroleum Corp.	1,345,071
16,300	Oil States International, Inc.(a)	268,298
37,800	Royal Dutch Petroleum Co. (Netherlands)	1,896,370
41,400	Statoil ASA (Norway)	518,864
60,100	Suncor Energy, Inc. (Canada)	1,741,698
19,700	Swift Energy Co.(a)	446,993
184,000	Tokyo Gas Co. Ltd. (Japan)	657,054
12,143	Total SA (France) (Class B shares)	2,358,133
11,885	Total SA, ADR (France)	1,157,005
8,300	Unit Corp.(a)	267,675

		18,071,901

Paper & Forest Products 1.0%
22,900	Boise Cascade Corp.	738,525
27,500	Georgia-Pacific Corp.	924,000
31,000	International Paper Co.	1,340,130
39,200	Stora Enso Oyj (Class R shares) (Finland)	544,628

		3,547,283

Personal Products 0.5%
22,000	Avon Products, Inc.	946,220
13,800	Chattem, Inc.(a)	397,578
15,700	Estee Lauder Companies, Inc. (The)(Class A shares)	689,230

		2,033,028

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	21

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Pharmaceuticals 3.6%
9,300	Alexion Pharmaceuticals, Inc.(a)	$148,056
10,700	Allergan, Inc.	809,348
15,000	AstraZeneca PLC, ADR (United Kingdom)	673,800
5,000	AtheroGenics, Inc. (Israel)(a)	71,900
4,550	Atrix Laboratories, Inc.(a)	146,556
8,500	Aventis SA (France)	660,065
6,450	Barr Pharmaceuticals, Inc.(a)	221,558
8,350	Bradley Pharmaceuticals, Inc.(a)	196,559
6,440	Connetics Corp.(a)	177,293
11,750	Cypress Bioscience, Inc.(a)	117,383
41,100	Durect Corp.(a)	55,896
14,900	Eli Lilly & Co.	949,428
84,900	GlaxoSmithKline PLC (United Kingdom)	1,724,492
8,900	IVAX Corp.(a)	212,265
17,950	KV Pharmaceutical Co.(a)	332,255
19,432	Nabi Biopharmaceuticals(a)	224,440
46,900	Novartis AG, ADR (Switzerland)	2,094,553
36,414	Pfizer, Inc.	1,163,790
6,750	QLT, Inc. (Canada)(a)	121,163
6,200	Rigel Pharmaceuticals, Inc.(a)	84,630
11,000	Roche Holding AG, ADR (Switzerland)	1,087,661
8,500	Sanofi-Synthelabo SA (France)	563,869
10,200	Schering AG (Germany)	573,121
15,000	Wyeth	531,000

		12,941,081

Real Estate Investment Trusts 0.3%
7,600	Entertainment Properties Trust	268,736
55,000	Mitsubishi Estate Co. Ltd. (Japan)	625,230
5,700	SL Green Realty Corp.	279,870

		1,173,836

Semiconductors & Semiconductor Equipment 2.0%
569,800	Agere Systems, Inc. (Class B shares)(a)	643,874
7,150	Artisan Components, Inc.(a)	173,960
4,900	FormFactor, Inc.(a)	98,392
67,400	Intel Corp.	1,643,211
48,450	LogicVision, Inc.(a)	105,137
34,800	Marvell Technology Group Ltd.(a)	808,056
17,400	Maxim Integrated Products, Inc.	836,940
12,200	Mykrolis Corp.(a)	122,000

See Notes to Financial Statements.

22	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

30,000	National Semiconductor Corp.(a)	$514,500
7,450	Power Integrations, Inc.(a)	150,341
7,950	Sigmatel, Inc.(a)	121,397
14,800	Silicon Image, Inc.(a)	177,452
62,900	Texas Instruments, Inc.	1,341,657
10,700	Trident Microsystems, Inc.(a)	130,647
12,300	Zoran Corp.(a)	217,587

		7,085,151

Software 2.1%
9,500	Amdocs Ltd. (Israel)(a)	206,150
24,000	Electronic Arts, Inc.(a)	1,203,120
16,600	Embarcadero Technologies, Inc.(a)	126,160
30,500	Mentor Graphics Corp.(a)	359,900
15,700	Mercury Interactive Corp.(a)	573,992
116,500	Microsoft Corp.	3,315,590
10,450	Open Solutions, Inc.(a)	236,588
24,200	SAP AG (Germany)	968,242
14,300	Symantec Corp.(a)	668,668

		7,658,410

Specialty Retail 2.2%
10,350	Aaron Rents, Inc. (Class B shares)	332,442
27,050	Ashworth, Inc.(a)	233,983
33,100	Bed, Bath & Beyond, Inc.(a)	1,171,408
31,250	Casual Male Retail Group, Inc.(a)	191,875
20,500	Chico's FAS, Inc.(a)	858,335
18,500	Compagnie Financiere Richemont AG (Switzerland)	477,918
8,810	Cost Plus, Inc.(a)	294,783
17,000	CSK Auto Corp.(a)	235,450
4,750	Guitar Center, Inc.(a)	213,513
7,300	Jos. A. Bank Clothiers, Inc.(a)	224,329
41,700	Limited Brands, Inc.	852,348
18,000	Lowe’s Companies, Inc.	876,960
7,500	Movie Gallery, Inc.	130,425
26,400	Tiffany & Co.	943,800
47,300	Toys “R” Us, Inc.(a)	778,558
6,600	Williams-Sonoma, Inc. (The)(a)	214,434

		8,030,561

Tobacco 0.8%
24,400	Altadis SA (Spain) (Class A shares)	762,610
31,500	Altria Group, Inc.	1,499,400
26,580	Imperial Tobacco Group PLC (United Kingdom)	578,078

		2,840,088

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	23

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Transportation 0.4%
11,550	Dynamex, Inc.(a)	$179,603
93	East Japan Railway Co. (Japan)	506,490
6,050	Forward Air Corp.(a)	240,246
7,400	Old Dominion Freight Line, Inc.(a)	214,748
10,750	Vitran Corporation, Inc. (Class A shares) (Canada)(a)	172,968

		1,314,055

Wireless Telecommunication Services 1.7%
57,600	American Tower Corp. (Class A shares)(a)	832,896
33,900	AT&T Wireless Services, Inc.(a)	489,516
55,800	Deutsche Telekom AG (Germany)	933,807
47,555	Netia SA (Poland)(a)	52,894
120,400	Nokia Oyj (Finland)	1,381,425
272	NTT DoCoMo, Inc. (Japan)	473,447
830,200	Vodafone Group PLC (United Kingdom)	1,800,286

		5,964,271

	Total common stocks (cost $196,073,953)	222,657,683

PREFERRED STOCKS 0.3%

Automobiles 0.1%
420	Porsche AG (Germany)	271,539

Media 0.2%
24,364	News Corp. Ltd., ADR (Australia)	774,044
5	Paxson Communications Corp.	46,466

		820,510

Publishing
1,000	PRIMEDIA, Inc., Ser D	93,500

Telecommunications
687	McLeodUSA, Inc., Ser. A	1,539

	Total preferred stocks (cost $998,655)	1,187,088

See Notes to Financial Statements.

24	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

ASSET-BACKED SECURITIES 0.1%
Aaa	$338	Brazos Student Finance Corp., Student Loan Assoc., Notes, F.R.N. 2.41%, 6/1/23(d)(f) (cost $335,661)	$341,580

COLLATERIZED MORTGAGE SECURITIES 0.1%
Aaa	407	BankTrust Mortgage Trust, Ser. 1, Class G, 5.70%, 12/1/23(d)	345,919
Aaa	32	Capital Asset Research Funding L.P., Ser. 97-A, Class I, 6.40%, 12/15/04	31,610
AAA(e)	65	Residential Funding Mortgage, Ser. 1999-S8, Class A1, 6.25%, 3/25/14(d)	65,523

		Total Collaterized Mortgage securities (cost $498,309)	443,052

CORPORATE BONDS 9.0%

Aerospace & Defense 0.2%
B2	85	Alliant Techsystems, Inc., Sr. Sub. Notes, 8.50%, 5/15/11	92,014
Caa3	150	BE Aerospace, Inc., Sr. Sub. Notes, 8.875%, 5/1/11	146,250
B3	60	Dunlop Standard Aerospace Holdings PLC (United Kingdom) Sr. Notes, 11.875%, 5/15/09	63,600
B3	150	K&F Industries, Inc., Sr. Sub. Notes, Ser. B, 9.625%, 12/15/10	163,875
B1	125	Sequa Corp., Sr. Notes 8.875%, 4/1/08	133,125

			598,864

Airlines 0.1%
Caa2	100	AMR Corp., M.T.N., Ser. B, 10.55%, 3/12/21	62,000
Caa2	50	Debs., 10.00%, 4/15/21	32,000
Ba1	85	Continental Airlines, Inc., Pass Through Certificates, Ser. 01-1, 7.373%, 12/15/15	67,752

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	25

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Ba2	$39	Ser. 981B, 6.748%, 3/15/17	$29,897
B3	23	Ser. 1996-C, 9.50%, 10/15/13	17,683
Ba2	95	6.795%, 8/2/18	76,807
Caa2(e)	40	Delta Air Lines, Inc., Sr. Notes, 10.00%, 8/15/08	17,600
Caa3	180	8.30%, 12/15/29	61,200

			364,939

Auto & Truck 0.2%
Baa3	125	ArvinMeritor, Inc., Notes, 8.75%, 3/1/12	135,000
A3	300	DaimlerChrysler North America Holding Corp., Gtd. Notes, 7.40%, 1/20/05(d)	307,092
Ba3	50	Navistar International Corp., Sr. Notes, 9.375%, 6/1/06	53,750
B1	59	TRW Automotive, Inc., Sr. Notes, 9.375%, 2/15/13	67,260
Ba1	35	Visteon Corp., Sr. Notes 7.00%, 3/10/14	33,338

			596,440

Banking 0.1%
Aa1	JPY 2,000	Citigroup, Inc., (Japan) 1.275%, 12/28/04(d)	18,023
Aaa	JPY 21,000	European Investment Bank, Gtd. Notes, 0.875%, 11/8/04(d)	188,837
Baa2	150	Kazkommerts International BV, (Netherlands), Gtd. Notes, 7.875%, 4/7/14	142,125
Aaa	JPY 9,000	KFW International Finance, Gtd. Notes, 1.00%, 12/20/04(d)	81,024
Baa3	65	Sovereign Bancorp, Inc., Sr. Notes, 10.50%, 11/15/06	74,350
B1	55	Western Financial Savings Bank, Debs., 8.875%, 8/1/07	55,138

			559,497

See Notes to Financial Statements.

26	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Building & Construction 0.1%
B1	$125	Ainsworth Lumber Co. Ltd., Sr. Notes, (Canada) 6.75%, 3/15/14	$120,000
Ba1	115	D.R. Horton, Inc., Sr. Notes, 7.875%, 8/15/11	128,225
Ba2	95	KB Home, Sr. Sub. Notes, 8.625%, 12/15/08	103,788
Caa1	100	Nortek Holdings, Inc., Sr. Disc. Notes, Zero Coupon ( untill 11/15/07) 10.00%, 5/15/11	83,600

			435,613

Casinos 0.2%
B1	80	Boyd Gaming Corp., Sr. Sub. Notes, 8.75%, 4/15/12	86,400
B2	75	Isle of Capri Casinos, Inc., Sr. Sub. Notes, 7.00%, 3/1/14	71,344
Ba2	145	MGM Mirage, Inc., Gtd. Notes, 9.75%, 6/1/07	159,318
Ba3	35	Mohegan Tribal Gaming Authority, Sr. Notes, 8.00%, 4/1/12	37,931
Ba2	30	Park Place Entertainment Corp., Sr. Notes, 9.375%, 2/15/07	32,888
Ba2	60	8.125%, 5/15/11	66,225
B2	110	Venetian Casino Resort LLC, Second Mtge. Bonds., 11.00%, 6/15/10	125,400
B3	117	Wynn Las Vegas LLC, Sr. Sub. Notes, 12.00%, 11/1/10	143,910

			723,416

Chemicals 0.5%
B2	75	EquiStar Chemicals L.P., Gtd. Notes, 10.125%, 9/1/08	82,219
Baa3	200	Hercules, Inc., Debs., 6.60%, 8/1/27	202,000
B2	60	Huntsman Advanced Materials, Sr. Sec'd. Notes, 11.00%, 7/15/10	68,100

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	27

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

B3	$200	Huntsman International LLC, Gtd. Notes, 11.50%, 7/15/12	$202,500
Caa1	76	Sr. Sec'd. Notes, 10.125%, 7/1/09	77,330
B2	50	11.625%, 10/15/10	55,625
B1	50	IMC Global, Inc., Sr. Sec’d Notes, 10.875%, 6/1/08	58,750
B1	175	10.875%, 8/1/13	213,500
B2	55	JohnsonDiversey, Inc., Sr. Sub. Notes, 9.625%, 5/15/12	60,500
B2	175	Nalco Co., Sr. Notes, 7.75%, 11/15/11	182,000
Caa1	179	OM Group, Inc., Sr. Sub. Notes, 9.25%, 12/15/11	183,028
B3	125	Rhodia SA (France), Sr. Notes, 10.25%, 6/1/10	127,500
Caa1	120	8.875%, 6/1/11	103,200
B3	100	Rockwood Specialties Corp., Sr. Sub. Notes, 10.625%, 5/15/11	107,500

			1,723,752

Commercial Services 0.1%
B3	75	Iron Mountain, Inc., Sr. Sub. Notes, 8.625%, 4/1/13	80,531
B3	100	UGS Corp., Sr. Sub. Notes, 10.00%, 6/1/12	106,000
B1	25	United Rentals North America, Inc., Sr. Sub. Notes, 6.50%, 2/15/12	24,125
B2	50	7.75%, 11/15/13	48,375

			259,031

Computers & Peripherals
Ba1	100	Unisys Corp., Sr. Notes, 8.125%, 6/1/06	105,250

Consumer Services
B3	120	KinderCare Learning Center, Inc., Sr. Sub. Notes, 9.50%, 2/15/09	122,100

See Notes to Financial Statements.

28	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Containers 0.2%
B2	$150	Anchor Glass Container Corp., Sr. Sec’d. Notes, 11.00%, 2/15/13	$171,750
B3	125	Berry Plastics Corp., Sr. Sub. Notes, 10.75%, 7/15/12	139,375
B1	100	Crown Euro Holdings SA (France), Sr. Sec’d. Notes, 9.50%, 3/1/11	109,500
B2	140	Owens-Brockway Glass Containers, Inc., Sr. Sec’d. Notes, 8.75%, 11/15/12	154,000
B2	110	Portola Packaging, Inc., Sr. Notes, 8.25%, 2/1/12	94,600

			669,225

Diversified Manufacturing Operations 0.2%
B3	75	Amsted Industry, Inc., Sr. Notes, 10.25%, 10/15/11	81,000
B3	150	Invensys PLC, (United Kingdom) Sr. Notes, 9.875%, 3/15/11	151,125
B3	125	Rexnord Corp., Sr. Sub. Notes, 10.125%, 12/15/12	138,125
Caa1	125	Sensus Metering Systems, Inc. Sr. Sub. Notes, 8.625%, 12/15/13	122,500
Ba3	100	SPX Corp., Sr. Notes, 7.50%, 1/1/13	101,750

			594,500

Diversified Operations
Ba3	75	Stena AB (Switzerland), Sr. Notes, 7.50%, 11/1/13	72,375

Electronic Components 0.1%
Ba2	150	Flextronics International Ltd, (Singapore), Sr. Sub. Notes, 6.50%, 5/15/13	147,375
Ba3	125	L-3 Communications Corp., Sr. Sub. Notes, 7.625%, 6/15/12	133,438

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	29

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Caa1	$105	Motors & Gears, Inc., Sr. Notes, 10.75%, 11/15/06	$93,450
Ba2	115	Sanmina-SCI Corp., Sr. Sec’d. Notes, 10.375%, 1/15/10	130,238

			504,501

Financial Services 0.3%
Aaa	JPY 36,000	AIG SunAmerica, Inc., Sr. Sec’d. Notes, 1.20%, 1/26/05(d)	324,532
A2	100	General Motors Acceptance Corp., M.T.N., 5.25%, 5/16/05(d)	102,144
A2	500	Notes, 6.875%, 9/15/11(d)	513,283

			939,959

Food & Beverages 0.2%
B3	17	Agrilink Foods, Inc., Sr. Sub. Notes, 11.875%, 11/1/08	17,850
B1	25	Ahold Finance USA, Inc., Sr. Notes, 8.25%, 7/15/10	26,813
B2	175	Del Monte Corp., Sr. Sub. Notes, 8.625%, 12/15/12	190,749
Ba1	145	Delhaize America, Inc., Sr. Sub. Notes, 8.125%, 4/15/11	160,767
B2	50	Dole Foods Co., Sr. Notes, 8.625%, 5/1/09	52,500
B2	155	8.875%, 3/15/11	163,913
B2	18	Domino’s, Inc., Notes, 8.25%, 7/1/11	19,260
Ba2	100	Smithfield Foods, Inc., Sr. Notes, 8.00%, 10/15/09	108,500

			740,352

Forest Products 0.1%
B3	100	Millar Western Forest, Inc., Sr. Notes, 7.75%, 11/15/13	102,000
Ba3	25	Tembec Inc. (Canada), Gtd. Notes, 8.625%, 6/30/09	25,813
Ba3	50	8.50%, 2/1/11	51,750
Ba3	115	7.75%, 3/15/12	114,424

			293,987

See Notes to Financial Statements.

30	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Gaming 0.1%
B1	$100	Argosy Gaming, Inc., Sr. Notes, 7.00%, 1/15/14	$99,625
Ba3	150	Aztar Corp., Sr. Sub. Notes, 9.00%, 8/15/11	164,063

			263,688

Health Care 0.5%
B3	60	Concentra Operating Corp., Sr. Sub. Notes, Ser. B 13.00%, 8/15/09	64,575
B3	100	Gtd. Notes, 9.50%, 8/15/10	108,500
B3	100	9.125%, 6/1/12	107,000
Ba1	50	HCA, Inc., Debs., 7.50%, 12/15/23	49,341
Ba1	50	8.36%, 4/15/24	53,787
Ba1	75	7.50%, 11/15/95	69,779
Ba1	75	Notes, 6.75%, 7/15/13	77,745
Ba1	55	M.T.N., 9.00%, 12/15/14	65,153
Caa2	50	HealthSouth Corp., Sr. Notes, 6.875%, 6/15/05	50,563
Caa2	50	8.50%, 2/1/08	49,625
B3	70	IASIS Healthcare Corp., Sr. Sub. Notes, 8.75%, 6/15/14	72,800
B3	178	Magellan Health Services, Inc., Sr. Notes, 9.375%, 11/15/08	190,604
B3	165	Mariner Health Care, Inc., Sr. Sub. Notes, 8.25%, 12/15/13	174,899
Caa1	125	Medical Device Manufacturing, Inc., Gtd. Notes, 10.00%, 7/15/12	128,125
B2	110	Res-Care, Inc., Sr. Notes, 10.625%, 11/15/08	116,600
B2	75	Select Medical Corp., Sr. Sub. Notes, 9.50%, 6/15/09	80,250
B2	110	7.50%, 8/1/13	109,450

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	31

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

B3	$65	Tenet Healthcare Corp., Sr. Notes, 6.375%, 12/1/11	$58,013
B3	95	6.50%, 6/1/12	84,075

			1,710,884

Hotels, Restaurants & Leisure 0.5%
Caa1	50	AMC Entertainment, Inc., Sr. Sub Notes, 8.00%, 3/1/14	46,125
B3	115	Carrols Corp., Sr. Sub. Notes, 9.50%, 12/1/08	118,450
B1	61	FelCor Lodging L.P., Gtd. Notes, 10.00%, 9/15/08	64,431
B1	75	FelCor Suites L.P., Gtd. Notes, 7.625%, 10/1/07	77,250
Ba1	100	Hilton Hotels Corp., Notes, 7.625%, 12/1/12	110,375
Ba3	95	HMH Properties, Inc., Gtd. Notes, Ser. B, 7.875%, 8/1/08	97,613
Ba3	50	Host Marriott L.P., Gtd. Notes, 9.25%, 10/1/07	55,125
Ba3	185	Sr. Notes, 9.50%, 1/15/07	202,112
Ba3	75	7.00%, 8/15/12	74,063
Ba3	45	7.125%, 11/1/13	44,775
B1	205	IntraWest Corp., Sr. Notes, 10.50%, 2/1/10	221,399
Ba3	75	K2, Inc., Sr. Notes, 7.375%, 7/1/14	76,406
B3	50	LCE Acquisition Corp., Sr. Sub. Notes, 9.00%, 8/1/14	49,250
Ba2	125	Royal Caribbean Cruises Ltd., (United Kingdom) Sr. Notes, 8.00%, 5/15/10	135,625
B3	25	Six Flags, Inc., Sr. Notes, 9.625%, 6/1/14	23,188
Ba1	70	Starwood Hotels & Resorts Worldwide, Inc., Notes, 7.875%, 5/1/12	75,425
Ba1	200	7.375%, 11/15/15	204,499
B2	70	Vail Resorts, Inc., M.T.N., 6.75%, 2/15/14	69,300

			1,745,411

See Notes to Financial Statements.

32	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Household Products
B3	$125	Amscan Holdings, Inc., Sr. Sub. Notes, 8.75%, 5/1/14	$124,688
B3	100	JohnsonDiversey Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until 5/15/07), 10.67%, 5/15/13	77,500

			202,188

Machinery 0.2%
Ba3	100	Case New Holland, Inc., Sr. Notes, 9.25%, 8/1/11	108,250
B1	100	Joy Global, Inc., Gtd. Notes, 8.75%, 3/15/12	112,500
B2	200	Manitowoc Co., Inc., Sr. Sub. Notes, 10.50%, 8/1/12	228,500
B3	170	Terex Corp., Sr. Sub. Notes, 10.375%, 4/1/11	189,975
Caa1	100	Thermadyne Holdings Corp., Gtd. Notes, 9.25%, 2/1/14	100,000

			739,225

Media 0.5%
NR	50	Callahan Nordrhein Westfalen GmbH (Germany), Sr. Notes, 16.0%, 7/15/10(b)	2,250
B2	175	CanWest Media, Inc. (Canada), Sr. Sub. Notes, 10.625%, 5/15/11	198,188
Ca	445	Charter Communications Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until 5/15/06), 11.75%, 5/15/11	262,550
Caa1	125	Sr. Notes, 8.625%, 4/1/09	94,375
Caa1	75	10.25%, 9/15/10	75,563
B2	100	Charter Communications Operating LLC, Sr. Notes, 8.375%, 4/30/14	96,500
B1	100	CSC Holdings, Inc., Sr. Notes, 7.875%, 12/15/07	105,000

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	33

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

B1	$60	DirecTV Holdings, Inc. (The), Sr. Notes, 8.375%, 3/15/13	$67,200
Ba3	131	EchoStar DBS Corp., Sr. Notes, 9.125%, 1/15/09	143,773
Ba3	40	Entercom Radio LLC, Gtd. Notes, 7.625%, 3/1/14	42,000
B3	50	Granite Broadcasting Corp., Gtd. Notes, 9.75%, 12/1/10	45,750
B2	100	Gray Television, Inc., Gtd. Notes, 9.25%, 12/15/11	110,500
B3	80	Kabel Deutschland GmbH (Germany), Sr. Notes, 10.625%, 7/1/14	82,000
Ba3	50	Lamar Media Corp., Gtd. Notes, 7.25%, 1/1/13	51,625
B2	100	MediaNews Group, Inc., Sr. Sub. Notes, 6.875%, 10/1/13	97,000
Ba3	40	Morris Publishing Group LLC, Gtd. Notes, 7.00%, 8/1/13	39,000
Ba2	300	Rogers Cablesystems Ltd. (Canada), Sr. Notes, 10.00%, 3/15/05	311,225
B2	90	Sinclair Broadcast Group, Inc., Sr. Sub. Notes, 8.00%, 3/15/12	92,925

			1,917,424

Medical Products & Services 0.1%
B3	120	Alliance Imaging, Inc., Sr. Notes, 10.375%, 4/15/11	124,500
Caa1	165	Inverness Medical Innovations, Inc., Sr. Sub. Notes, 8.75%, 2/15/12	160,050
B3	100	MedQuest, Inc., Sr. Sub. Notes, 11.875%, 8/15/12	114,000
Ba3	50	NeighborCare, Inc., Sr. Sub. Notes, 6.875%, 11/15/13	51,750

			450,300

Mining 0.1%
Baa1	300	Alcan, Inc. (Canada), Debs., F.R.N. 1.6238%, 12/8/04(d)(f)	299,991

See Notes to Financial Statements.

34	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

B1	$50	Foundation Coal Holdings, Inc., Sr. Notes, 7.25%, 8/1/14	$50,375

			350,366

Office Equipment & Supplies
B1	125	Xerox Corp., Sr. Notes, 7.625%, 6/15/13	128,125

Oil & Gas 0.6%
B2	75	AmeriGas Partners, L.P., Sr. Notes, 8.875%, 5/20/11	81,563
Ba3	180	Chesapeake Energy Corp., Sr. Notes, 8.375%, 11/1/08	196,649
B2	50	Encore Acquisition, Co., Sr. Sub. Notes, 6.25%, 4/15/14	48,125
B2	50	Ferrellgas Partners L.P., Sr. Notes, 8.75%, 6/15/12	53,750
B3	75	Hanover Compress Co., Sr. Notes 8.625%, 12/15/10	79,500
B2	50	Houston Exploration Co., Sr. Sub. Notes, 7.00%, 6/15/13	50,250
B2	20	Magnum Hunter Resources Inc., Gtd. Notes, 9.60%, 3/15/12	22,100
Ba3	50	Newfield Exploration, Inc., Sr. Sub. Notes, 8.375%, 8/15/12	54,000
B2	175	Parker Drilling Co., Sr. Notes, 10.125%, 11/15/09	184,187
Baa1	250	Petroleos Mexicanos (Mexico), Notes, 9.25%, 3/30/18(d)	289,374
Ba1	25	Plains All American Pipeline L.P., Gtd. Notes, 7.75%, 10/15/12	28,218
Ba3	110	Premcor Refining Group, Inc., Gtd. Notes, 6.75%, 5/1/14	110,825
B2	50	Sr. Notes, 7.75%, 2/1/12	53,125
Ba3	25	7.50%, 6/15/15	26,375
B1	50	Southern Natural Gas, Inc., Notes, 8.875%, 3/15/10	55,125
B2	145	Stone Energy Corp., Sr. Sub. Notes, 8.25%, 12/15/11	152,613

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	35

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

B1	$105	Tennessee Gas Pipeline Co., Debs., 7.00%, 3/15/27	$108,675
B1	50	7.00%, 10/15/28	44,438
B1	155	7.625%, 4/1/37	144,150
B3	55	TransMontaigne, Inc., Sr. Sub. Notes, 9.125%, 6/1/10	59,400
Ba3	75	Vintage Petrolium, Inc., Sr. Notes, 8.25%, 5/1/12	80,438
B3	175	Williams Companies., Inc. (The), Sr. Notes, 7.125%, 9/1/11	182,000
B3	95	8.125%, 3/15/12	103,788

			2,208,668

Paper & Packaging 0.4%
Ba2	15	Abitibi-Consolidated, Inc. (Canada), Notes, 6.00%, 6/20/13	13,613
Caa1	50	Caraustar Industries, Inc., Gtd. Notes, 9.875%, 4/1/11	51,750
B2	125	Cellu Tissue Holdings, Inc., Sec’d Notes, 9.75%, 3/15/10	124,375
		Georgia-Pacific Corp.,
Ba3	100	Sr. Notes, 7.50%, 5/15/06	105,750
Ba3	45	8.125%, 5/15/11	50,513
Ba3	200	8.875%, 5/15/31	223,499
Ba3	35	Debs., 8.125%, 6/15/23	35,963
Caa1	100	Graham Packaging Co., Inc., Gtd. Notes, 8.75%, 1/15/08	103,000
Caa2	170	Sr. Notes, Ser. B 10.75%, 1/15/09	176,800
B2	175	Greif Brothers Corp., Sr. Sub. Notes, Class A, 8.875%, 8/1/12	190,750
B2	205	Stone Container Corp., Sr. Notes, 11.50%, 8/15/06	205,000

			1,281,013

Printing & Publishing 0.3%
B3	130	American Color Graphics, Inc., Sr. Notes, 10.00%, 6/15/10	118,950
B2	5	American Media Operation, Inc., Sr. Notes, 10.25%, 5/1/09	5,225

See Notes to Financial Statements.

36	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

B2	$200	Dex Media East LLC, Sr. Sub. Notes, 12.125%, 11/15/12	$237,000
B2	150	Dex Media West/Finance Co., Sr. Sub. Notes, 9.875%, 8/15/13	169,125
B2	100	R.H. Donnelley Financial Corp., Sr. Sub. Notes, 10.875%, 12/15/12	117,000
B2	150	Quebecor Media, Inc. (Canada), Sr. Notes, 11.125%, 7/15/11	171,938
B3	150	Vertis, Inc., Sr. Notes, 10.875%, 6/15/09	164,250

			983,488

Real Estate Investment Trusts 0.2%
Ba3	125	La Quinta Properties, Inc., Sr. Notes, 8.875%, 3/15/11	137,813
B1	150	Omega Healthcare Investors, Inc., Sr. Notes, 6.95%, 8/1/07	151,688
B1	175	7.00%, 4/1/14	166,687
Ba2	80	Senior Housing Properties Trust, Sr. Notes, 8.625%, 1/15/12	87,400
		Ventas Realty L.P., Gtd. Notes,
Ba3	121	8.75%, 5/1/09	131,588
Ba3	120	9.00%, 5/1/12	133,200

			808,376

Retail 0.4%
B3	50	Asbury Automotive Group, Inc., Sr. Sub. Notes, 8.00%, 3/15/14	47,000
Ba2	25	AutoNation, Inc., Sr. Notes, 9.00%, 8/1/08	28,250
B2	30	Dillards, Inc., Sr. Notes, 6.43%, 8/1/04	30,000
Ba3	50	DIMON, Inc., Sr. Notes, 9.625%, 10/15/11	52,000
B1	100	Finlay Fine Jewerly Corp., Sr. Notes, 8.375%, 6/1/12	105,000

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	37

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

B1	$100	Group 1 Automotive, Inc., Sr. Sub. Notes, 8.25%, 8/15/13	$104,000
		J.C. Penney Co., Inc., Debs.,
Ba3	25	6.875%, 6/15/23	26,000
Ba3	25	7.65%, 8/15/16	27,500
Ba3	260	7.40%, 4/1/37	277,550
B3	100	Jean Coutu Group, (PJC), Inc. (The), Sr. Sub. Notes, 8.50%, 8/1/14	99,125
B3	170	Lazydays RV Center, Inc. Sr. Notes, 11.75%, 5/15/12	180,625
B3	50	Pantry, Inc. (The), Sr. Sub. Notes, 7.75%, 2/15/14	50,000
B2	75	Pathmark Stores, Gtd. Notes, 8.75%, 2/1/12	75,188
Caa1	25	Rite Aid Corp., Debs., 6.875%, 8/15/13	22,875
Caa2	10	7.70%, 2/15/27	8,700
Ba3	125	Saks, Inc., Notes, 7.375%, 2/15/19	120,000
B2	200	Sonic Automotive, Inc., Sr. Sub. Notes, 8.625%, 8/15/13	205,500

			1,459,313

Semiconductors 0.1%
B1	25	Amkor Technology, Inc., Sr. Notes 7.75%, 5/15/13	21,375
B2	140	Fairchild Semiconductor International, Inc., Gtd. Notes, 10.50%, 2/1/09	150,850
Ba2	50	Freescale Semiconductor, Inc., Sr. Notes, 6.875%, 7/15/11	50,375
Caa1	44	ON Semiconductor Corp., Sr. Notes 13.00%, 5/15/08	49,610

			272,210

Steel & Metals 0.2%
B3	60	AK Steel Corp., Sr. Notes, 7.75%, 6/15/12	55,500
B1	115	Century Aluminum Co., First Mtge. Bonds, 11.75%, 4/15/08	128,944

See Notes to Financial Statements.

38	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

B1	$105	CSN Islands VII Corp.,(Cayman Islands), Gtd. Notes, 10.75%, 9/12/08	$112,613
Caa1	225	Ispat Inland, Inc., Sec'd Notes, 9.75%, 4/1/14	232,312
Ba3	125	Russel Metals, Inc. (Canada), Sr. Notes, 6.375%, 3/1/14	117,500
B1	125	United States Steel LLC, Sr. Notes, 10.75%, 8/1/08	144,687

			791,556

Telecommunications 0.9%
B3	60	ACC Escrow Corp., Sr. Notes, 10.00%, 8/1/11	52,200
Caa1	100	Alamosa Delaware, Inc., Sr. Sub. Notes, 11.00%, 7/31/10	109,750
Caa1	125	8.50%, 1/31/12	122,188
Ba1	80	AT&T Corp., Sr. Notes, 8.05%, 11/15/11	82,697
Ba1	15	8.75%, 11/15/31	14,932
Caa1	125	Centennial Communications Corp., Sr. Notes, 8.125%, 2/1/14	115,938
B3	50	Cinncinati Bell, Inc., Sr. Notes, 8.375%, 1/15/14	44,000
Ba3	80	Citizens Communications Co., Notes, 9.25%, 5/15/11	85,500
B3	100	Crown Castle International Corp., Sr. Notes, 9.375%, 8/1/11	112,750
B3	75	7.50%, 12/1/13	74,813
Caa1	50	Dobson Communications Corp., Sr. Notes, 8.875%, 10/1/13	37,750
B1	100	Eircom Funding PLC, (Ireland), Sr. Notes, 8.25%, 8/15/13	105,000
Caa1	30	Lucent Technologies, Inc., Notes, 5.50%, 11/15/08	28,350
NR	72	MCI, Inc., Sr. Notes, 5.91%, 5/1/07	69,750
NR	72	6.69%, 5/1/09	66,330
NR	12	7.74%, 5/1/14	10,815

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	39

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Ba3	$200	Nextel Communications Inc., Sr. Notes, 7.375%, 8/1/15	$210,000
B3	25	Nortel Networks Corp. (Canada), Notes, 6.125%, 2/15/06	24,969
B3	35	Northern Telecommunication Capital, Inc., Gtd. Notes, 7.875%, 6/15/26	32,375
Caa2	100	Qwest Capital Funding LLC, Gtd. Notes, 7.25%, 2/15/11(d)	86,000
Caa1	236	Qwest Services Corp., Notes, 14.00%, 12/15/10	276,414
Ba3	65	Rogers Wireless Communications, Inc. (Canada), Sr. Sec’d. Notes, 9.625%, 5/1/11	72,800
Ba3	100	6.375%, 3/1/14	93,250
Caa1	150	SBA Communications Corp., Sr. Disc. Notes, Zero Coupon (until 12/15/07) 9.75%, 12/15/11	113,625
A1	600	SBC Communications, Inc., Notes, 4.206%, 6/5/21(d)	608,987
Baa2	148	Tritel PCS, Inc., Sr. Sub. Notes, 10.375%, 1/15/11	170,394
Caa1	25	UbiquiTel Inc. Co., Sr. Notes, 9.875%, 3/1/11	24,813
B2	25	U.S. Unwired, Inc., Sr. Sec’d. Notes, F.R.N., 5.7913%, 6/15/10(f)	25,188
A3	200	Verizon Wireless Capital LLC, Notes, F.R.N., 1.35%, 5/23/05(d)(f)	199,906

			3,071,484

Textiles, Apparel & Luxury Goods
Ca	75	Levi Strauss & Co., Sr. Notes, 12.25%, 12/15/12	76,125

Tobacco 0.1%
B2	100	North Atlantic Trading Co., Sr. Notes, 9.25%, 3/1/12	98,000
Ba3	125	Standard Commercial Corp., Sr. Notes, 8.00%, 4/15/12	125,625

			223,625

See Notes to Financial Statements.

40	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Utilities 1.1%
B3	$100	AES Corp., Sr. Notes, 8.375%, 8/15/07	$100,125
B2	175	9.375%, 9/15/10	189,874
Ba1	167	AES Eastern Energy, Pass-Thru Certificates., Class A-1, 9.00%, 1/2/17	187,271
B3	105	Allegheny Energy Supply Co. LLC, Debs., 8.25%, 4/15/12	105,525
Caa1	80	Aquila, Inc., Sr. Notes, 9.95%, 2/1/11	81,200
Caa1	25	7.75%, 6/15/11	23,313
Caa1	130	Calpine Corp., Sr. Notes, 8.50%, 2/15/11	81,250
B(e)	135	8.75%, 7/15/13	108,000
B3	110	CMS Energy Corp., Sr. Notes, 7.50%, 1/15/09	112,200
B3	60	8.50%, 4/15/11	63,000
B3	140	Dynegy Holdings, Inc., Sr. Sec'd. Notes, 10.125%, 7/15/13	154,350
B2	100	Edison Mission Energy, Sr. Notes, 7.73%, 6/15/09	103,250
Caa1	55	El Paso Corp., Sr. Notes, 7.00%, 5/15/11	49,500
Caa1	250	M.T.N., 7.80%, 8/1/31(d)	203,125
B1	47	El Paso Energy Partners L.P./Finance Corp., Sr. Sub. Notes, 8.50%, 6/1/11	51,465
B3	275	EL Paso Production Holding Co., Sr. Notes, 7.75%, 6/1/13	261,937
Ba2	150	Empresa Nacional de Electricdad SA (Chile), Sr. Notes, 8.35%, 8/1/13	163,595
Baa3	200	Entergy Gulf States, F.R.N., First Mtge. Bonds, 2.43%, 6/18/07(d)(f)	200,227
Ba2	50	Homer City Funding LLC, Gtd. Notes, 8.14%, 10/1/19	53,213

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	41

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

B1	$75	MidWest Generation LLC, Notes, 8.75%, 5/1/34	$79,500
D(e)	30	Mirant Americas Generation LLC, Notes, 7.20%, 10/1/08(b)	23,700
Caa2	55	Mission Energy Holdings Co., Sr. Sec’d. Notes, 13.50%, 7/15/08	68,200
		Nevada Power Co.,
Ba2	10	Notes, 10.875%, 10/15/09	11,500
Ba2	80	Ref. Mtge. Bonds, 6.50%, 4/15/12	79,200
NR	GBP 11	Noteco Ltd., Notes, 6.1803%, 6/30/25	17,403
B2	135	NRG Energy, Inc., Sr. Sec’d Notes, 8.00%, 12/15/13	138,038
B2	115	Orion Power Holdings, Inc., Sr. Notes, 12.00%, 5/1/10	138,000
Ba2	75	Pacific Energy Partners L.P., Sr. Notes, 7.125%, 6/15/14	77,250
Baa2	100	Pacific Gas & Electric Co., F.R.N., First Mtge. Bonds, 2.30%, 4/3/06(d)(f)	100,048
Baa3	200	PPL Capital Funding, Inc., Sr. Notes, M.T.N., 7.75%, 4/15/05(d)	206,660
Ba1	300	PPL Capital Funding Trust I, Gtd. Notes, 7.29%, 5/18/06(d)	314,678
B1	80	Reliant Resources, Inc., Sr. Sec'd. Notes, 9.50%, 7/15/13	86,000
B2	60	Sierra Pacific Resources, Sr. Notes, 8.625%, 3/15/14	62,100
Ba2	100	TECO Energy, Inc., Sr. Notes, 7.50%, 6/15/10	104,750
B2	40	TNP Enterprises, Inc., Sr. Sub. Notes, 10.25%, 4/1/10	43,200
Baa2	200	TXU Corp., F.R.N., Notes, 2.38%, 1/17/06(d)(f)	199,893

			4,042,540

Waste Management 0.1%
Ba3	70	Allied Waste North America, Inc., Sr. Sec’d. Notes, 6.50%, 11/15/10	69,300

See Notes to Financial Statements.

42	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Ba3	$165	Allied Waste North America, Inc., Sr. Notes, 8.50%, 12/1/08	$179,437
Ba3	50	7.875%, 4/15/13	52,313

			301,050

		Total corporate bonds (cost $31,448,834)	32,330,860

CONVERTIBLE BONDS 0.1%

Diversified Manufacturing Operations 0.1%
Baa3	75	Tyco International Group SA (Luxembourg), Gtd. Notes, 2.75%, 1/15/18	106,500
Baa3	50	3.125%, 1/15/23	76,500

			183,000

Telecommunications
B3	40	Nortel Networks Corp. (Canada), Sr. Notes, 4.25%, 9/1/08	37,950

		Total convertible bonds (cost $156,458)	220,950

FOREIGN GOVERNMENT SECURITIES 2.0%
		Brazilian Government Bonds,
B2	70	10.00%, 8/7/11(d)	70,175
B2	350	11.00%, 1/11/12(d)	365,750
B2	176	8.00%, 4/15/14 BRB(d)	166,240
B2	60	8.25%, 1/20/34	46,800
B2	300	11.00%, 8/17/40	294,000
Aaa	EUR 900	German Government Bonds, 3.75%, 1/4/09(d)	1,100,056
Aaa	500	4.00%, 7/4/09(d)	614,955
Aaa	250	4.50%, 1/4/13(d)	309,522
Aaa	600	6.50%, 7/4/27(d)	893,224
Aa2	JPY 26,000	Italian Government Bonds, 5.00%, 12/15/04(d)	237,519
Baa2	275	Mexican Government Bonds, M.T.N., 5.875%, 1/15/14(d)	269,500
Ba1	200	Panamanian Government Bonds, 9.625%, 2/8/11(d)	224,500

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	43

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Baa3	$300	Russian Government Bonds, 5.00%, 3/31/30(d)	$275,430
Aaa	GBP 1,300	United Kingdom Treasury Bonds, 5.00%, 9/7/14(d)	2,347,432

		Total foreign government securities (cost $7,147,972)	7,215,103

MUNICIPAL BONDS 0.8%
Aa2	400	Florida State Board of Education, 5.00%, 6/1/32(d)	399,472
Aaa	200	Georgia State Thruway Authority Rev., 5.00%, 3/1/21(d)	207,142
Baa2	250	Golden State Tobacco Settlement Rev., Ser. 2003-A-1, 6.25%, 6/1/33(d)	227,130
Aaa	250	Massachusetts St. Wtr. Res. Auth., Ser. J, 5.00%, 8/1/32(d)	248,195
Aa2	500	Salt River Project, Ser. B, 4.75%, 1/1/32(d)	479,995
Aaa	400	San Antonio Texas Water Rev., 5.00%, 5/15/25(d)	402,032
Aaa	200	South Carolina St. Hwy., Ser. B, 5.00%, 4/1/17(d)	212,278
		Tobacco Settlement Financing Corp. New Jersey,
Baa3	250	6.375%, 6/1/32(d)	221,478
Baa3	300	6.00%, 6/1/37(d)	241,587

		Total municipal bonds (cost $2,647,569)	2,639,309

U.S. GOVERNMENT AND AGENCY SECURITIES 4.3%
	109	Federal Home Loan Mortgage Corp., Ser. 119, Class H, 7.50%, 1/15/21(d)	109,347
	25	Ser. 2266, Class F, F.R.N., 1.83%, 11/15/30(d)(f)	25,231
	217	Ser. 2535, Class DT, 5.00%, 9/15/16(d)	221,733
	12	6.00%, 8/1/06(d)	11,998
	178	6.00%, 4/1/16(d)	186,021
	185	6.00%, 4/1/17(d)	193,893

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

	$250	6.00%, 7/1/17(d)	$261,354
	350	6.00%, 9/1/22(d)	363,263
	389	Federal National Mortgage Association, 5.936%, 11/1/11(d)	413,939
	529	5.50%, 7/1/14(d)	546,470
	102	6.00%, 3/1/17(d)	106,129
	181	5.00%, 2/1/19, TBA	182,917
	34	1.86%, 10/18/30, F.R.N. (d)(f)	34,197
	108	6.50%, 4/1/32(d)	113,113
	840	4.50%, 8/1/33	794,475
	281	5.07%, 9/1/34, F.R.N. (d)(f)	286,059
	169	4.13%, 5/1/36, F.R.N. (d)(f)	174,737
	696	Ser. 1998-73, Class MZ, 6.30%, 10/17/38(d)	725,032
	17	Government National Mortgage Association, 4.75%, 9/20/22, F.R.N. (d)(f)	16,988
	32	4.625%, 10/20/27(d)	32,352
	51	4.00%, 11/20/29, F.R.N. (d)(f)	51,916
	33	8.50%, 5/20/30 - 4/20/31(d)	35,705
	198	5.50%, 1/15/32(d)	199,915
	85	4.50%, 8/15/33(d)	80,910
	82	Ser. 2000-9, Class FH, 1.89%, 2/16/30, F.R.N. (d)(f)	83,078
	1,326	United States Inflation Index Bonds, 2.00%, 1/15/14(d)	1,329,862
	3,000	United States Treasury Notes, 1.625%, 4/30/05(d)	2,993,672
	750	2.75%, 7/31/06(d)	751,058
	1,100	5.00%, 2/15/11(d)	1,160,200
	1,225	7.50%, 11/15/16(d)	1,527,037
	1,300	8.875%, 8/15/17(d)	1,800,702
	1,550	United States Treasury Strips, P/O, 11/15/16 - 2/15/22(d)	637,609

		Total U.S. government and agency securities (cost $15,405,196)	15,450,912

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	45

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Units	Description	Value (Note 1)

WARRANTS(a)
	333	GenTek, Inc. Class B, expires 10/31/08	$2,615
	162	Class C, expires 10/31/10	826
	1,525	McLeod USA, Inc., expires 4/16/07	198

		Total warrants (cost $0)	3,639

		Total long-term investments (cost $254,712,607)	282,490,176

	Principal Amount (000)#

SHORT-TERM INVESTMENTS 20.1%

Commercial Paper 11.0%
P-1	$1,300	ABN AMRO, Inc., 1.49%, 10/6/04(c)(d)	1,296,473
P-1	350	Altria Group, Inc., 1.80%, 10/29/04, F.R.N. (d)(f)	350,000
P-1	1,300	ANZ (Deleware), Inc., 1.49%, 10/8/04(c)(d)	1,296,354
P-1	800	1.58%, 10/26/04(c)(d)	797,000
P-1	500	ASB Bank Ltd., 1.50%, 9/29/04(c)(d)	498,775
P-1	1,700	Bank of Ireland, 1.24%, 9/8/04(c)(d)	1,697,783
P-1	700	Barclays US Funding Corp., 1.11%, 8/25/04(c)(d)	699,482
P-1	700	CBA Finance, Inc., 1.14%, 8/9/04(c)(d)	699,823
P-1	1,100	1.23%, 8/23/04(c)(d)	1,099,177
P-1	100	1.53%, 10/15/04(c)(d)	99,683
P-1	400	CDC Corp., 1.09%, 8/4/04(c)(d)	399,964
P-1	1,500	1.49%, 10/5/04(c)(d)	1,495,992
P-1	900	Danske Corp., 1.27%, 9/14/04(c)(d)	898,614
P-1	300	1.49%, 10/6/04(c)(d)	299,186
P-1	700	1.53%, 10/18/04(c)(d)	697,695
P-1	1,700	Dexia Delaware LLC, 1.51%, 10/1/04(c)(d)	1,695,664
P-1	400	1.57%, 10/25/04(c)(d)	398,527

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

P-1	$1,200	DNB Bank ASA, 1.27%, 9/3/04(c)(d)	$1,198,609
P-1	700	1.26%, 9/26/04(c)(d)	698,775
P-1	100	General Electric Capital Corp., 1.14%, 9/3/04(c)(d)	99,896
P-1	400	1.30%, 9/8/04(c)(d)	399,451
P-1	800	1.49%, 9/15/04(c)(d)	798,520
P-1	100	1.59%, 11/1/04(c)(d)	99,596
P-1	500	1.60%, 11/5/04(c)(d)	497,880
P-1	100	General Motors Acceptance Corp., 2.40%, 3/21/05(c)(d)	98,478
P-1	300	2.54%, 4/5/05(c)(d)	294,864
P-1	100	HBOS Treasury Services PLC (United Kingdom), 1.10%, 8/2/04(c)(d)	99,997
P-1	1,000	1.31%, 9/7/04(c)(d)	998,659
P-1	200	1.48%, 9/13/04(c)(d)	199,648
P-1	300	1.57%, 10/19/04(c)(d)	298,973
P-1	300	1.59%, 10/21/04(c)(d)	298,934
P-1	500	1.63%, 10/29/04(c)(d)	497,998
P-1	300	ING US Funding LLC, 1.28%, 9/1/04(c)(d)	299,671
P-1	500	1.43%, 9/16/04(c)(d)	499,090
P-1	1,100	1.51%, 10/1/04(c)(d)	1,097,195
P-1	700	Lloyds TSB Bank PLC, (United Kingdom), 1.54%, 10/22/04(c)(d)	697,561
P-1	1,500	Nordea North America, Inc., 1.41%, 9/7/04(c)(d)	1,497,905
P-1	600	1.50%, 9/27/04(c)(d)	598,580
P-1	500	Rabobank N.V. (Netherlands) 1.32%, 8/2/04(c)(d)	499,982
P-1	300	Royal Bank of Scotland PLC (The), (United Kingdom) 1.55%, 10/19/04(c)(d)	298,986
P-1	1,700	1.56%, 10/25/04(c)(d)	1,693,757
P-1	400	1.61%, 10/29/04(c)(d)	398,418
P-1	700	Svenska Handelsbank PLC 1.09%, 8/3/04(c)(d)	699,958
P-1	1,200	1.25%, 9/1/04(c)(d)	1,198,708
P-1	200	1.62%, 10/29/04(c)(d)	199,201
P-1	1,500	Swedbank, (Switzerland) 1.29%, 9/21/04(c)(d)	1,497,268
P-1	1,100	Total Fina elf Capital Corp., 1.31%, 8/2/04(c)(d)	1,099,960

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	47

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

P-1	$1,600	Toyota Motor Capital Corp., 1.49%, 9/22/04(c)	$1,596,579
P-1	200	UBS Finance (Delaware) LLC, 1.39%, 9/7/04(c)(d)	199,714
P-1	1,600	1.34%, 9/8/04(c)(d)	1,597,736
P-1	100	1.28%, 9/20/04(c)(d)	99,824
P-1	1,700	Unicredit (Delaware), Inc., 1.48%, 9/14/04(c)(d)	1,696,945
P-1	100	Westpac Capital Corp., 1.39%, 9/10/04(c)(d)	99,846
P-1	400	Westpac Trust Ltd. (Australia) 1.22%, 8/25/04(c)(d)	399,675
P-1	500	1.53%, 10/15/04(c)(d)	498,417

		Total commercial paper (cost $39,465,446)	39,465,446

U.S. Government And Agency Securities 4.1%
	1,900	Federal Home Loan Mortgage Corp., 1.28%, 8/2/04(d)	1,899,932
	2,300	1.06%, 8/3/04(d)	2,299,865
	7,900	Federal National Mortgage Association, 1.28%, 8/2/04(d)	7,899,718
	1,000	1.22%, 8/4/04(d)	999,912
	1,400	1.23%, 9/1/04(d)	1,398,521
	305	United States Treasury Notes, 1.14%, 9/2/04(d)	304,679
	80	1.27%, 9/16/04(d)	79,866

		Total U.S. government and agency securities (cost $14,882,510)	14,882,493

	Shares

Mutual Fund 5.0%
	17,807,132	Dryden Core Investment Fund—Taxable Money Market Series (cost $17,807,132; Note 3)	17,807,132

		Total short-term investments (cost $72,155,088)	72,155,071

OUTSTANDING OPTIONS PURCHASED

	Contracts

Put Options
	5	Euro Futures, expiring 12/13/04 @ 94.5	75

See Notes to Financial Statements.

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	Contracts	Description	Value (Note 1)

SWAP OPTIONS

Call Options
	600	Swap Option 3 Month LIBOR, expiring 4/27/09 @ 5.75%	$28,192
Put Options
	600	Swap Option 3 Month LIBOR, expiring 4/27/09 @ 6.25%	35,888

		Total outstanding options purchased (cost $74,015)	64,155

		Total Investments, Before Outstanding Options Written and Securities Sold Short 98.9% (cost $326,941,710)	354,709,402

OUTSTANDING OPTIONS WRITTEN

Call Options
	16	United States Treasury Notes, expiring 8/27/04 @ $115	(250)

Put Options
	5	90-day GBP, expiring 12/21/05 @ 94.25	(3,694)

	Notional Amount (000)#

SWAP OPTIONS

Call Options
	1,700	Swap Option 3 month LIBOR, expiring 7/03/06 @ 4.0%	(7,324)
	100	Swap Option 3 Month LIBOR, expiring, 10/07/04 @ 3.8%	(16)
	4,300	Swap Option 3 Month LIBOR, expiring, 10/07/04 @ 4.0%	(176)
	5,900	Swap Option 3 Month LIBOR, expiring, 9/23/05 @ 4.0%	(22,155)

			(29,671)

Put Options
	1,700	Swap Option 3 month LIBOR, expiring 7/03/06 @ 6.0%	(35,783)
	100	Swap Option 3 Month LIBOR, expiring, 10/07/04 @ 6.0%	(8)

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	49

Portfolio of Investments

as of July 31, 2004 Cont’d.

Notional Amount (000)#	Description	Value (Note 1)

4,300	Swap Option 3 Month LIBOR, expiring, 10/7/04 @ 6.0%	$(1,733)
3,300	Swap Option 3 Month LIBOR, expiring, 9/23/05 @ 7.0%	(11,553)

		(49,077)
	Total outstanding options written (premium received $301,079)	(82,692)

Principal Amount (000)#

SECURITIES SOLD SHORT (0.6%)
1,800	Federal National Mortgage Association, 4.50%, 8/1/33	(1,699,312)
500	United States Treasury Notes, 4.375%, 5/15/07	(517,890)

	Total securities sold short (proceeds $2,219,728)	(2,217,202)

	Total Investments 98.3% (cost $324,420,903; Note 5)	352,409,508
	Other assets in excess of liabilities 1.7%	6,015,612

	Net Assets 100.0%	$358,425,120

(a)	Non-income producing security.
(b)	Represents issuer in default on interest payments, non-income producing security.
(c)	Percentage quoted represents yield-to-maturity as of purchase date.
(d)	All or a portion of security segregated as collateral for financial futures contracts, swaps, options, short sales and TBA.
(e)	Standard & Poor’s rating.
(f)	Rate shown reflects current rate on variable rate instrument.

ADR—American Depository Receipt.

BRB—Brady Bond.

EUR—Euro.

F.R.N.—Floating Rate Note.

GBP—Great British Pound.

JPY—Japanese Yen.

M.T.N.—Medium Term Note.

NR—Not Rated by Moody’s or Standard & Poor’s.

P/O—Principal Only Securities.

TBA—To Be Announced Securities. Such securities are purchased on a forward commitment basis.

#	Principal Amount is in U.S. Dollars unless otherwise indicated.

The Fund’s current Prospectus contains a description of Moody’s and Standard & Poor’s ratings.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2004 was as follows:

Commercial Paper	11.0%
U.S. Government And Agency Securities	8.4
Oil & Gas	5.5
Mutual Fund	5.0
Commercial Banks	3.8
Pharmaceuticals	3.6
Insurance	3.3
Diversified Financial Services	2.8
Energy Equipment & Services	2.3
Health Care Providers & Services	2.3
Capital Markets	2.2
Specialty Retail	2.2
Media	2.1
Software	2.1
Foreign Government Securities	2.0
Semiconductors & Semiconductor Equipment	2.0
Hotels, Restaurants & Leisure	1.9
Electric Utilities	1.8
Wireless Telecommunication Services	1.7
Commercial Services & Supplies	1.6
Electronic Equipment & Instruments	1.6
Computers & Peripherals	1.5
Industrial Conglomerates	1.5
Chemicals	1.4
Biotechnology	1.3
Aerospace & Defense	1.2
Diversified Telecommunication Services	1.2
Food & Staples Retailing	1.1
Utilities	1.1
Health Care Equipment & Supplies	1.0
Paper & Forest Products	1.0
Communications Equipment	0.9
Internet Software & Services	0.9
Telecommunications	0.9
Tobacco	0.9
Municipal Bonds	0.8
Household Durables	0.7
Beverages	0.6
Consumer Finance	0.6
Internet & Catalog Retail	0.6
Automobiles	0.5
Building & Construction	0.5
Health Care	0.5
Household Products	0.5
Multi-Utilities	0.5
Office Electronics	0.5

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	51

Personal Products	0.5%
Real Estate Investment Trusts	0.5
Machinery	0.4
Paper & Packaging	0.4
Retail	0.4
Transportation	0.4
Diversified Manufacturing Operations	0.3
Financial Services	0.3
Food & Drug Retailing	0.3
Multiline Retail	0.3
Printing & Publishing	0.3
Apparel	0.2
Auto & Truck	0.2
Casinos	0.2
Containers	0.2
Exchange Traded Funds	0.2
Food & Beverages	0.2
Food Products	0.2
Metals & Mining	0.2
Steel & Metals	0.2
Advertising	0.1
Airlines	0.1
Asset-Backed Securities	0.1
Banking	0.1
Building Products	0.1
Collateralized Mortgage Securities	0.1
Commercial Services	0.1
Electrical Equipment	0.1
Electronic Components	0.1
Forest Products	0.1
Gaming	0.1
Gas Utilities	0.1
Medical Products & Services	0.1
Mining	0.1
Semiconductors	0.1
Waste Management	0.1
Consumer Services	0.0	*
Diversified Operations	0.0	*
Office Equipment & Supplies	0.0	*
Publishing	0.0	*
Textiles, Apparel & Luxury Goods	0.0	*
Options Purchased	0.0	*
Options Written	0.0	*
Securities Sold Short	(0.6)

	98.3
Other assets in excess of liabilities	1.7

	100.0%

*	Amount represents less than 0.1% of net assets.

See Notes to Financial Statements.

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ANNUAL REPORT

JULY 31, 2004

STRATEGIC PARTNERS

ASSET ALLOCATION FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

as of July 31, 2004

Assets
Investments, at value (cost $326,941,710)	$354,709,402
Cash	8,843,074
Foreign currency at value (cost $399,413)	396,026
Receivable for investments sold	11,052,047
Interest and dividends receivable	1,102,354
Receivable for Fund shares sold	481,811
Unrealized appreciation on swap agreements	184,671
Receivable from broker—variation margin	155,789
Tax reclaims receivable	81,822
Premium paid for interest rate swaps purchased	74,897
Unrealized appreciation on forward foreign currency contracts	22,181
Prepaid expenses	4,528

Total assets	377,108,602

Liabilities
Payable for investments purchased	14,568,124
Securities sold short, at fair value (proceeds $2,219,728)	2,217,202
Payable for Fund shares reacquired	518,304
Premium received for interest rate swaps	442,003
Accrued expenses	259,788
Distribution fee payable	248,660
Management fee payable	229,420
Unrealized depreciation on swap agreements	105,028
Outstanding options written (premiums received $301,079)	82,692
Deferred Trustee’s fees	9,476
Unrealized depreciation on forward foreign currency contracts	2,785

Total liabilities	18,683,482

Net Assets	$358,425,120

Net assets were comprised of:
Shares of beneficial interest, at par	$32,784
Paid-in capital, in excess of par	346,595,628

346,628,412
Undistributed net investment income	182,755
Accumulated net realized loss on investments and foreign currency transactions	(16,776,595)
Net unrealized appreciation on investments and foreign currencies	28,390,548

Net assets, July 31, 2004	$358,425,120

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share ($79,171,959 ÷ 7,223,576 shares of beneficial interest issued and outstanding)	$10.96
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price to public	$11.60

Class B:
Net asset value, offering price and redemption price per share ($170,863,345 ÷ 15,641,535 shares of beneficial interest issued and outstanding)	$10.92

Class C:
Net asset value and redemption price per share
Net asset value, offering price and redemption price per share ($100,711,532 ÷ 9,219,425 shares of beneficial interest issued and outstanding)	$10.92

Class Z:
Net asset value, offering price and redemption price per share ($7,678,284 ÷ 699,685 shares of beneficial interest issued and outstanding)	$10.97

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	55

Statement of Operations

Year Ended July 31, 2004

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $117,990)	$2,559,153
Interest (net of foreign withholding taxes of $756)	5,777,376

Total income	8,336,529

Expenses
Management fee	2,497,078
Distribution fee—Class A	180,107
Distribution fee—Class B	1,575,502
Distribution fee—Class C	942,522
Transfer agent’s fees and expenses	452,000
Custodian’s fees and expenses	389,000
Reports to shareholders	158,000
Registration fees	69,000
Legal fees	34,000
Audit fee	20,000
Trustees’ fees	11,000
Miscellaneous	23,648

Total expenses	6,351,857

Net investment income	1,984,672

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	23,883,962
Swaps	424,463
Financial futures transactions	198,634
Options written	62,388
Foreign currency transactions	(211,120)
Short sales	(1,715)

24,356,612

Net change in unrealized appreciation (depreciation) on:
Investments	6,391,932
Financial futures contracts	769,052
Options written	241,883
Foreign currencies	100,220
Swaps	(734,540)
Short sales	(65,742)

6,702,805

Net gain on investments	31,059,417

Net Increase In Net Assets Resulting From Operations	$33,044,089

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,984,672	$2,487,896
Net realized gain (loss) on investments and foreign currency transactions	24,356,612	(15,594,213)
Net change in unrealized appreciation on investments and foreign currencies	6,702,805	42,576,326

Net increase in net assets resulting from operations	33,044,089	29,470,009

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(955,286)	(798,130)
Class B	(879,791)	(981,651)
Class C	(525,020)	(530,267)
Class Z	(139,371)	(78,030)

Total dividends from net investment income	(2,499,468)	(2,388,078)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	113,695,226	96,394,124
Net asset value of shares issued in reinvestment of dividends and distributions	2,301,177	2,257,491
Cost of shares reacquired	(62,423,425)	(59,673,119)

Net increase in net assets from Fund share transactions	53,572,978	38,978,496

Total increase	84,117,599	66,060,427

Net Assets
Beginning of year	274,307,521	208,247,094

End of year(a)	$358,425,120	$274,307,521

(a) Includes undistributed net investment income of:	$182,755	$639,527

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	57

Notes to Financial Statements

Strategic Partners Asset Allocation Funds (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Strategic Partners Moderate Growth Fund (the “Fund”), Strategic Partners Conservative Growth Fund and Strategic Partners High Growth Fund. These financial statements relate only to Strategic Partners Moderate Growth Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

Jennison Associates LLC (“Jennison”), Prudential Investment Management, Inc. (“PIM”), Lazard Asset Management LLC, Pacific Investment Management Company LLC, RS Investment Management, L.P. and EARNEST Partners, LLC are the “Advisers”.

The investment objective of the Fund is to provide capital appreciation and a reasonable level of current income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity and fixed income securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such

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exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days are valued at current market quotation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	59

Notes to Financial Statements

Cont’d

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The

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Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation and/or depreciation on forward foreign currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies, which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	61

Notes to Financial Statements

Cont’d

does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

Swaps: The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest and may involve payment/receipt of a premium at the time of initiation of the swap agreement. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Written options, futures contracts, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

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Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount, on debt securities as required, is recorded on the accrual basis. Expenses are recorded on accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to respective class), unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. Distributions of net realized capital and currency gains, if any, annually.

Dividends and distributions to shareholders which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	63

Notes to Financial Statements

Cont’d

Taxes: It is the Fund’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Advisers’ performance of all investment advisory services. Pursuant to the advisory agreements, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

Effective June 1, 2004 the management fee paid to PI is computed daily and payable monthly at an annual rate of 0.75 of 1% of the daily net assets up to $500 million, 0.70 of 1% of average daily net assets for the next $500 million and 0.65 of 1% of average daily net assets in excess of $1 billion. Prior to June 1, 2004 the management fee was 0.75 of 1% of average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

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Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended July 31, 2004.

PIMS has advised the Fund that it has received approximately $498,700 and $107,100 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended July 31, 2004. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2004, it has received approximately $302,400 and $46,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

Jennison, PIMS, PIM and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The SCA provided for a commitment of $800 million, through April 30, 2004, and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 1, 2004, the commitment provided by the SCA was reduced to $500 million and the SCA was renewed under the same terms and conditions. The expiration date of the renewed SCA is October 29, 2004. Interest on any borrowings will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended July 31, 2004.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended July 31, 2004, the Fund incurred fees of approximately $323,600 for the services of PMFS. As of July 31, 2004, approximately $28,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	65

Notes to Financial Statements

Cont’d

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The Fund incurred approximately $70,300 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”), an affiliate of PI, was approximately $44,500 for the year ended July 31, 2004. As of July 31, 2004, approximately $8,500 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended July 31, 2004, Wachovia earned $3,523 and Prudential Equity Group, a wholly owned subsidiary of Prudential, earned $140 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, formerly known as Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. For the year ended July 31, 2004, the Fund earned income of approximately $169,200 from the Series by investing its excess cash.

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Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2004, aggregated $288,452,939 and $291,350,266, respectively.

During the year ended July 31, 2004, the Fund entered into financial futures contracts. Details of financial futures contracts open at year end are as follows:

Number of Contracts	Type	Expiration Date	Value at July 31, 2004	Value at Trade Date	Unrealized Appreciation (Depreciation)
Long Positions:
107	10yr. US T-Note	Dec. 2004	$11,716,500	$11,683,047	$33,453
102	10yr. US T-Note	Sept. 2004	11,293,313	11,165,328	127,985
71	5yr. US T-Note	Sept. 2004	7,774,500	7,666,891	107,609
27	90 Day Euro	Jun. 2007	6,427,013	6,420,094	6,919
20	90 Day Euro	Dec. 2005	4,811,250	4,793,500	17,750
12	90 Day Euribor	Dec. 2004	3,528,955	3,527,906	1,049
21	Euro-BOBL	Sep. 2004	2,805,899	2,781,450	24,449
9	90 Day Euribor	Jun. 2005	2,635,068	2,645,863	(10,795)
5	90 Day GBP Libor	Sept. 2004	1,078,566	1,079,280	(714)
3	90 Day Euro	Jun. 2005	726,525	728,250	(1,725)
3	90 Day GBP Libor	Mar. 2005	645,094	655,876	(10,782)
1	90 Day Euro	Dec. 2004	244,100	246,263	(2,163)
1	90 Day Euro	Jun. 2008	236,900	236,525	375
1	90 Day Euro	Sept. 2008	236,650	236,212	438
1	90 Day Euro	Dec. 2008	236,400	235,938	462
1	90 Day Euro	Mar. 2009	236,187	235,700	487

					$294,797

Short Positions:
40	US T-Bond	Sep. 2004	$4,328,750	$4,276,906	$(51,844)
7	Euro-Bond	Sep. 2004	962,858	949,169	(13,689)

					$(65,533)

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	67

Notes to Financial Statements

Cont’d

At July 31, 2004, the Fund had outstanding forward currency contracts to purchase and sell foreign currencies as follows:

Foreign Currency Purchase Contracts	Notional Amount	Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euros, Expiring 8/02/04	50,441	$60,949	$60,729	$(220)
Expiring 8/23/04	15,000	18,386	18,059	(327)
Japanese Yen, Expiring 8/02/04	1,901,233	17,111	17,058	(53)
Expiring 8/03/04	1,540,924	13,709	13,825	116
Expiring 8/06/04	14,751,000	132,466	132,384	(82)
Pound Sterling, Expiring 8/02/04	140,347	256,441	255,213	(1,228)

		$499,062	$497,268	$(1,794)

Foreign Currency Sales Contracts	Notional Amount	Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euros, Expiring 8/02/04	170,118	$204,261	$204,814	$(553)
Expiring 8/23/04	672,000	830,864	809,054	21,810
Japanese Yen, Expiring 8/02/04	9,132,866	82,197	81,942	255
Expiring 8/03/04	4,265,337	37,948	38,270	(322)

		$1,155,270	$1,134,080	$21,190

Transactions in call options written during the year ended July 31, 2004 were as follows:

	Number of Contracts/ Notional Amount	Premiums Received
Options outstanding at July 31, 2003	7,503	$142,157
Options written	18,043	225,165
Options closed	(1,103)	(16,082)
Options expired	(3,022)	(50,161)

Options outstanding at July 31, 2004	21,421	$301,079

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The Fund entered into interest rate swap agreements during the year ended July 31, 2004. Details of the interest swap agreements outstanding as of July 31, 2004 were as follows:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Morgan Stanley(b)	3/17/2005	GBP	100	4.25%	6 Month LIBOR	$(756)
JP Morgan(b)	3/15/2007	EUR	900	4.00%	6 Month LIBOR	(2,777)
Merrill Lynch & Co., Inc.(b)	3/15/2007	EUR	100	4.00%	6 Month LIBOR	431
Barclay's Capital PLC(b)	3/15/2007	EUR	300	4.00%	6 Month LIBOR	582
Barclay's Capital PLC(b)	12/21/2007	EUR	1,600	4.00%	6 Month LIBOR	(6,956)
Goldman, Sachs Group, Inc. (The)(b)	12/21/2007	EUR	1,600	4.00%	6 Month LIBOR	(11,550)
UBS Warburg LLC(a)	12/15/2014	EUR	3,100	5.00%	6 Month LIBOR	(72,523)
Barclay's Capital PLC(a)	6/18/2014	GBP	300	5.00%	6 Month LIBOR	657
JP Morgan(b)	6/19/2014	EUR	400	6.00%	6 Month LIBOR	1,950
Merrill Lynch & Co.(b)	12/15/2009	USD	400	4.00%	6 Month LIBOR	190
Goldman, Sachs Group, Inc. (The)(b)	12/15/2014	USD	2,900	5.00%	3 Month LIBOR	85,420
Bank of America Securities LLC(b)	12/15/2014	USD	1,700	5.00%	3 Month LIBOR	51,604
UBS Warburg LLC(b)	12/15/2009	USD	1,200	4.00%	3 Month LIBOR	(4,007)
Bank of America Securities LLC(b)	12/15/2009	USD	1,700	4.00%	3 Month LIBOR	31,085
Goldman, Sachs Group, Inc. (The)(b)	12/15/2009	USD	2,700	4.00%	3 Month LIBOR	2,499

						$75,849

(a)	Fund pays the fixed rate and receives the floating rate.
(b)	Fund pays the floating rate and receives the fixed rate.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	69

Notes to Financial Statements

Cont’d

The Fund entered into credit default swap agreements during the year ended July 31, 2004. Details of the credit default swap agreements outstanding as of July 31, 2004 were as follows:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley(a)	12/20/2008	200	0.26%	Allstate 6.125%, 2/15/12	$(152)
Merrill Lynch & Co., Inc.(a)	12/20/2008	100	0.32%	Ingersoll 6.48%, 6/1/25	144
Morgan Stanley(a)	12/20/2008	100	0.21%	Emerson 4.625%, 10/15/12	101
Barclay's Bank PLC(a)	12/20/2008	200	0.16%	Eli Lilly 6.00%, 3/15/12	(115)
Bank of America Securities LLC(a)	12/20/2008	100	0.13%	E.I. Dupont 6.875%, 10/15/09	232
Bear Stearns & Co.(a)	12/20/2008	100	0.32%	Hewlett Packard 6.50%, 7/1/12	(178)
Lehman Brothers, Inc.(a)	12/20/2008	100	0.11%	Johnson 3.80%, 5/15/13	(52)
Lehman Brothers, Inc.(a)	12/20/2008	100	0.12%	Home Depot 5.375%, 4/01/06	69
Citigroup Global Partners, Inc.(a)	12/20/2008	100	0.29%	FedEx 7.25%, 2/15/11	346
Lehman Brothers, Inc.(a)	12/20/2008	100	0.29%	Whirlpool 8.60%, 5/1/10	1,509
Citigroup Global Partners, Inc.(a)	12/20/2008	100	0.28%	Eaton 5.75%, 7/15/12	(219)
Citigroup Global Partners, Inc.(a)	12/20/2008	300	0.14%	Wal-Mart 6.875%, 8/10/09	67
UBS Warburg LLC(a)	12/20/2008	200	0.35%	AutoZone 5.875%, 10/15/12	2,920
Lehman Brothers, Inc.(a)	12/20/2008	100	0.30%	Masco 5.875%, 7/15/12	242
Lehman Brothers, Inc.(a)	12/20/2008	100	0.35%	RadioShack 7.375%, 5/15/11	55
Barclay's Bank PLC(a)	12/20/2008	100	0.67%	Walt Disney 6.375%, 3/1/12	(812)
Lehman Brothers, Inc.(a)	12/20/2008	100	0.48%	Northrop 7.1425%, 2/15/11	(351)
Lehman Brothers, Inc.(a)	12/20/2008	100	0.53%	Lockheed 8.20%, 12/1/09	(491)
Lehman Brothers, Inc.(a)	12/20/2008	100	0.97%	Goodrich 7.625%, 12/15/12	(1,438)
Lehman Brothers, Inc.(a)	6/20/2009	500	0.40%	People’s Republic of China 6.80% 5/23/11	(1,460)
Bear Stearns & Co.(a)	6/20/2005	1,700	0.69%	General Motors 7.125% 7/15/13	4,015
Bear Stearns & Co.(a)	6/20/2005	1,700	0.55%	General Motors Acceptance Corp. 6.875% 8/28/12	(1,191)
Barclay's Bank PLC(a)	12/20/2008	100	0.67%	Clear Channel 7.65%, 9/15/10	553

					$3,794

(a)	Fund pays the fixed rate and receives the floating rate.

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Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to overdistribution of net investment income and accumulated net realized loss on investments. For the year ended July 31, 2004, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investments by $58,024 due to differences in the treatment for books and tax purposes of certain transactions involving foreign securities and currencies, certain tax adjustments pertaining to the investments in Passive Foreign Investment Companies, reclass on premium amortization of interest rate swap, and differences between financial reporting and tax accounting. Net investment income, net realized losses and net assets were not affected by this change.

For the years ended July 31, 2003 and July 31, 2004, the tax character of dividends paid of $2,388,078 and $2,499,468, respectively, was ordinary income.

As of July 31, 2004, the accumulated undistributed earnings on a tax basis was $343,507 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2004 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Appreciation
$329,069,240	$33,616,757	$7,976,595	$25,640,162

The differences between book and tax basis are primarily attributable to deferred losses on wash sales and passive foreign investment companies for book and tax purposes. The adjusted net unrealized appreciation on a tax basis was $25,994,639 which includes other tax basis adjustments of $354,477 that were primarily attributable to appreciation of foreign currency, futures, swaps and mark-to-market of receivables and payables.

For federal income tax purposes, the Fund had capital loss carryforward as of July 31, 2004 of approximately $14,541,000, which expires in 2011. Approximately $17,394,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended July 31, 2004. Accordingly, no capital gains

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	71

Notes to Financial Statements

Cont’d

distribution is expected to be paid to shareholders until net gains have been realized in excess of the capital loss carryforward.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares purchased on or after March 15, 2004 is subject to a maximum front-end sales charge of 5.50%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Prior to March 15, 2004, Class A shares were sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge and the CDSC for Class C shares will be 12 months from the date of purchase. Prior to February 2, 2004, Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

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Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2004:
Shares sold	2,493,627	$27,179,168
Shares issued in reinvestment of dividends and distributions	83,298	907,145
Shares reacquired	(1,433,352)	(15,669,901)

Net increase (decrease) in shares outstanding before conversion	1,143,573	12,416,412
Shares issued upon conversion from class B	127,315	1,391,954

Net increase (decrease) in shares outstanding	1,270,888	$13,808,366

Year ended July 31, 2003:
Shares sold	1,977,133	$17,884,072
Shares issued in reinvestment of dividends and distributions	81,541	768,074
Shares reacquired	(1,939,843)	(17,458,984)

Net increase (decrease) in shares outstanding before conversion	118,831	1,193,162
Shares issued upon conversion from class B	122,093	1,099,652

Net increase (decrease) in shares outstanding	240,924	$2,292,814

Class B
Year ended July 31, 2004:
Shares sold	4,430,282	$48,146,465
Shares issued in reinvestment of dividends and distributions	77,042	835,048
Shares reacquired	(1,903,819)	(20,799,776)

Net increase (decrease) in shares outstanding before conversion	2,603,505	28,181,737
Shares reacquired upon conversion into class A	(127,876)	(1,391,954)

Net increase (decrease) in shares outstanding	2,475,629	$26,789,783

Year ended July 31, 2003:
Shares sold	3,501,089	$31,531,933
Shares issued in reinvestment of dividends and distributions	101,141	946,380
Shares reacquired	(2,518,569)	(22,487,579)

Net increase (decrease) in shares outstanding before conversion	1,083,661	9,990,734
Shares reacquired upon conversion into class A	(122,607)	(1,099,652)

Net increase (decrease) in shares outstanding	961,054	$8,891,082

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	73

Notes to Financial Statements

Cont’d

Class C	Shares	Amount
Year ended July 31, 2004:
Shares sold	3,174,344	$34,329,067
Shares issued in reinvestment of dividends and distributions	41,328	447,399
Shares reacquired	(1,809,659)	(19,750,825)

Net increase (decrease) in shares outstanding	1,406,013	$15,025,641

Year ended July 31, 2003:
Shares sold	4,239,905	$38,146,392
Shares issued in reinvestment of dividends and distributions	51,001	478,606
Shares reacquired	(1,818,738)	(16,134,511)

Net increase (decrease) in shares outstanding	2,472,168	$22,490,487

Class Z
Year ended July 31, 2004:
Shares sold	375,867	$4,040,526
Shares issued in reinvestment of dividends and distributions	10,261	111,585
Shares reacquired	(563,049)	(6,202,923)

Net increase (decrease) in shares outstanding	(176,921)	$(2,050,812)

Year ended July 31, 2003:
Shares sold	944,716	$8,831,727
Shares issued in reinvestment of dividends and distributions	6,813	64,431
Shares reacquired	(384,913)	(3,592,045)

Net increase (decrease) in shares outstanding	566,616	$5,304,113

Note 7. Change in Independent Registered Public Accounting Firm (Unaudited)

PricewaterhouseCoopers LLP was previously the Independent Registered Public Accounting Firm for the Fund. The decision to change the Independent Registered Public Accounting Firm was approved by the Audit Committee and by the Board of Trustees in a meeting held on September 2, 2003, resulting in KPMG LLP’s appointment as Independent Registered Public Accounting Firm of the Fund.

The reports on the financial statements of the Fund audited by PricewaterhouseCoopers LLP through the year ended July 31, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

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Financial Highlights

JULY 31, 2004	ANNUAL REPORT

Strategic Partners Asset Allocation Funds

Financial Highlights

Class A
Year Ended July 31, 2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.89

Income (loss) from investment operations
Net investment income	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.09

Total from investment operations	1.21

Less Dividends and Distributions
Dividends from net investment income	(.14)
Distributions from net realized gains on investments	—

Total dividends and distributions	(.14)

Net asset value, end of year	$10.96

Total Return(a)	12.27%
Ratios/Supplemental Data:
Net assets, end of year (000)	$79,172
Average net assets (000)	$72,043
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.35%
Expenses, excluding distribution and service (12b-1) fees	1.10%
Net investment income	1.15%
For Class A, B, C and Z shares:
Portfolio turnover rate	100%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	The Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended July 31,
2003(b)	2002(b)	2001(b)	2000(b)

$8.86	$10.70	$12.03	$10.86

.15	.19	.24	.26
1.02	(1.76)	(.83)	1.25

1.17	(1.57)	(.59)	1.51

(.14)	(.27)	(.14)	(.26)
—	—	(.60)	(.08)

(.14)	(.27)	(.74)	(.34)

$9.89	$8.86	$10.70	$12.03

13.29%	(14.92)%	(4.89)%	13.96%

$58,862	$50,559	$58,517	$48,786
$51,006	$57,234	$56,627	$34,809

1.49%	1.48%	1.54%	1.49%
1.24%	1.23%	1.29%	1.24%
1.66%	1.68%	2.18%	2.27%

158%	217%	246%	155%

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	77

Financial Highlights

Cont’d

Class B
Year Ended July 31, 2004
Per Share Operating Performance
Net Asset Value, beginning of year	$9.86

Income (loss) from investment operations
Net investment income	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.08

Total from investment operations	1.12

Less Dividends and Distributions
Dividends from net investment income	(.06)
Distributions from net realized gains on investments	—

Total dividends and distributions	(.06)

Net asset value, end of year	$10.92

Total Return(a)	11.37%
Ratios/Supplemental Data:
Net assets, end of year (000)	$170,863
Average net assets (000)	$157,550
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	2.10%
Expenses, excluding distribution and service (12b-1) fees	1.10%
Net investment income	.41%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended July 31,
2003(b)	2002(b)	2001(b)	2000(b)

$8.83	$10.63	$12.01	$10.85

.08	.11	.16	.17
1.03	(1.75)	(.84)	1.23

1.11	(1.64)	(.68)	1.40

(.08)	(.16)	(.10)	(.16)
—	—	(.60)	(.08)

(.08)	(.16)	(.70)	(.24)

$9.86	$8.83	$10.63	$12.01

12.58%	(15.56)%	(5.72)%	12.88%

$129,759	$107,775	$117,664	$99,950
$113,902	$116,960	$109,534	$79,855

2.24%	2.23%	2.29%	2.24%
1.24%	1.23%	1.29%	1.24%
.91%	.93%	1.43%	1.48%

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	79

Financial Highlights

Cont’d

Class C
Year Ended July 31, 2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.86

Income (loss) from investment operations
Net investment income	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.08

Total from investment operations	1.12

Less Dividends and Distributions
Dividends from net investment income	(.06)
Distributions from net realized gains on investments	—

Total dividends and distributions	(.06)

Net asset value, end of year	$10.92

Total Return(a)	11.37%
Ratios/Supplemental Data:
Net assets, end of year (000)	$100,712
Average net assets (000)	$94,252
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	2.10%
Expenses, excluding distribution and service (12b-1) fees	1.10%
Net investment income	.41%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended July 31,
2003(b)	2002(b)	2001(b)	2000(b)

$8.83	$10.63	$12.01	$10.85

.08	.11	.16	.17
1.03	(1.75)	(.84)	1.23

1.11	(1.64)	(.68)	1.40

(.08)	(.16)	(.10)	(.16)
—	—	(.60)	(.08)

(.08)	(.16)	(.70)	(.24)

$9.86	$8.83	$10.63	$12.01

12.58%	(15.56)%	(5.72)%	12.88%

$77,008	$47,165	$34,021	$28,040
$59,626	$40,465	$30,623	$25,835

2.24%	2.23%	2.29%	2.24%
1.24%	1.23%	1.29%	1.24%
.89%	.95%	1.43%	1.44%

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	81

Financial Highlights

Cont’d

Class Z
Year Ended July 31, 2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.90

Income (loss) from investment operations
Net investment income	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.09

Total from investment operations	1.24

Less Dividends and Distributions
Dividends from net investment income	(.17)
Distributions from net realized gains on investments	—

Total dividends and distributions	(.17)

Net asset value, end of year	$10.97

Total Return(a)	12.53%
Ratios/Supplemental Data:
Net assets, end of year (000)	$7,678
Average net assets (000)	$9,098
Ratio to average net assets :
Expenses, including distribution and service (12b-1) fees	1.10%
Expenses, excluding distribution and service (12b-1) fees	1.10%
Net investment income	1.41%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the year.

See Notes to Financial Statements.

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Class Z
Year Ended July 31,
2003(b)	2002(b)	2001(b)	2000(b)

$8.87	$10.72	$12.05	$10.87

.16	.22	.25	.27
1.03	(1.77)	(.82)	1.27

1.19	(1.55)	(.57)	1.54

(.16)	(.30)	(.16)	(.28)
—	—	(.60)	(.08)

(.16)	(.30)	(.76)	(.36)

$9.90	$8.87	$10.72	$12.05

13.54%	(14.70)%	(4.75)%	14.18%

$8,679	$2,749	$4,272	$1,348
$4,090	$4,262	$2,685	$4,102

1.24%	1.23%	1.29%	1.24%
1.24%	1.23%	1.29%	1.24%
1.86%	1.93%	2.39%	2.11%

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	83

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Strategic Partners Asset Allocation Funds—Strategic Partners Moderate Growth Fund:

We have audited the accompanying statement of assets and liabilities of the Strategic Partners Asset Allocation Funds-Strategic Partners Moderate Growth Fund (the “Fund”), including the portfolio of investments, as of July 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ending July 31, 2003 and the financial highlights for the periods presented prior to July 31, 2004, were audited by other auditors, whose report dated, September 29, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received on delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 27, 2004

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (July 31, 2004) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal period ended July 31, 2004, the Fund paid an ordinary distribution for Class A, Class B, Class C and Class Z shares of $0.14 per share, $0.06 per share, $0.06 per share and $0.17 per share, respectively, which represents net investment income. Further, we wish to advise you that 95.09% of the ordinary income dividends paid in the fiscal period ended July 31, 2004 qualified for the corporate dividend received deduction available to corporate taxpayers.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 3.59% of the dividends paid from ordinary income in the fiscal year ended July 31, 2004, qualify for each of these states’ tax exclusion.

The Fund intends to designate 100% of ordinary income dividends, as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	85

Management of the Trust

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees2

David E.A. Carson (70), Trustee since 20033 Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:4 Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Trustee since 19993 Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:4, Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Trustee since 19983 Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:4 Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Trustee since 20033 Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:4 None.

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Robin B. Smith (64), Trustee since 20033 Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:4 Director of BellSouth Corporation (since 1992).

Stephen Stoneburn (61), Trustee since 19993 Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:4 None

Clay T. Whitehead (65), Trustee since 19993 Oversees 96 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:4 Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees1

Judy A. Rice (56), President and Trustee since 20033 Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:4 None

Robert F. Gunia (57), Vice President and Trustee since 19993 Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:4 Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	87

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers2

William V. Healey (50) Chief Legal Officer and Assistant Secretary since 20043

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus. Assistant Secretary (since June 2004) of the Asia Pacific Fund, Inc.

Lori E. Bostrom (41) Secretary since 20023

Principal occupations (last 5 years): Vice President and Corporate Counsel (since October 2002) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.; formerly Senior Counsel of The Guardian Life Insurance Company of America (February 1996-October 2002)

Lee D. Augsburger (45) Chief Compliance Officer since 20043

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of Pl; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (39), Anti-Money Laundering Compliance Officer since 20023

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 19983

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

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[1]	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI) or an affiliate of PI or the Distributor (Prudential Investment Management Services LLC or PIMS).

[2]	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

[3]	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

[4]	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Mutual Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Additional Information

(Unaudited)

Commencing after July 31, 2004, the Fund will file a complete portfolio of holdings on the Fund’s first and third quarter-end on Form N-Q with the Securities and Exchange Commission (the “Commission”). Form N-Q will be available on the Commission’s website at http://www.sec.gov or by visiting the Commission’s Public Reference Room. For information on the Commission’s Public Reference Room visit the Commission’s website.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund	89

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/04
	One Year	Five Years	Since Inception
Class A	6.09%	2.08%	3.45%
Class B	6.37	2.23	3.52
Class C	10.37	2.41	3.67
Class Z	12.53	3.47	4.72

Average Annual Total Returns (Without Sales Charges) as of 7/31/04
	One Year	Five Years	Since Inception
Class A	12.27%	3.24%	4.48%
Class B	11.37	2.41	3.67
Class C	11.37	2.41	3.67
Class Z	12.53	3.47	4.72

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

Source: Prudential Investments LLC and Lipper Inc. Inception date: 11/18/98

The graph compares a $10,000 investment in the Strategic Partners Moderate Growth Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and a Customized Benchmark for the Strategic Partners Moderate Growth Fund (Customized Blend) by portraying the

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initial account values at the commencement of operations for Class A shares (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2004) as measured on a quarterly basis. The S&P 500 Index and the Customized Blend data is measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Customized Blend is a model portfolio consisting of the S&P 500/Barra Value Index (20%), the S&P 500/Barra Growth Index (20%), the Russell 2000 Value Index (7.5%), the Russell 2000 Growth Index (7.5%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (10%), the Lehman Brothers U.S. Aggregate Bond Index (20%), and the Lehman Brothers U.S. Corporate High Yield Index (15%). Each component of the Customized Blend is an unmanaged index generally considered to represent the performance of its asset class. The Customized Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment advisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http:/www.sec.gov.

TRUSTEES
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer • Lori E. Bostrom, Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISERS	EARNEST Partners, LLC	75 14th Street, Suite 2300 Atlanta, GA 30309

	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	Lazard Asset Management LLC	30 Rockefeller Plaza New York, NY 10112

	RS Investment Management, L.P.	388 Market Street Suite 1700 San Francisco, CA 94111

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Strategic Partners Moderate Growth Fund
Share Class	A	B	C	Z
NASDAQ	PAMGX	DMGBX	PIMGX	PDMZX
CUSIP	86276X889	86276X871	86276X863	86276X855

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that director at Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Growth Fund, P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual trustees are not screened before being delivered to the addressee.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners Moderate Growth Fund
Share Class	A	B	C	Z
NASDAQ	PAMGX	DMGBX	PIMGX	PDMZX
CUSIP	86276X889	86276X871	86276X863	86276X855

MFSP504E3    IFS-A096267    Ed. 09/2004

ANNUAL REPORT

JULY 31, 2004

STRATEGIC PARTNERS

ASSET ALLOCATION FUNDS

STRATEGIC PARTNERS

Conservative Growth Fund

OBJECTIVE

Seeks current income and a reasonable level of capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Dear Shareholder,

September 14, 2004

We hope that you find the annual report for the Strategic Partners Conservative Growth Fund informative and useful. As a Strategic Partners mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and reflects your personal investment profile and tolerance for risk.

Strategic Partners mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds feature leading asset managers not just from a single company but from the entire investment industry.

Thank you for choosing Strategic Partners mutual funds.

Sincerely,

Judy A. Rice, President

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

Cumulative Total Returns[1] as of 7/31/04
	One Year	Five Years	Since Inception[2]
Class A	10.18%	27.80%	34.63%
Class B	9.40	23.26	29.14
Class C	9.40	23.26	29.14
Class Z	10.44	29.34	36.56
S&P 500 Index[3]	13.16	–10.72	2.80
Customized Blend[4]	10.30	23.14	30.12
Lipper Balanced Funds Avg.[5]	9.23	8.36	16.75

Average Annual Total Returns[1] as of 6/30/04
	One Year	Five Years	Since Inception[2]
Class A	5.84%	3.87%	4.69%
Class B	6.12	4.11	4.82
Class C	10.12	4.28	4.97
Class Z	12.23	5.31	6.00
S&P 500 Index[3]	19.10	–2.20	1.10
Customized Blend[4]	10.96	4.19	5.02
Lipper Balanced Funds Avg.[5]	11.65	1.53	3.06

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 11/18/98.

2	Visit our website at www.strategicpartners.com

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

4The Customized Benchmark for Strategic Partners Conservative Growth Fund (Customized Blend) is a model portfolio consisting of the S&P 500/Barra Value Index (15%), the S&P 500/Barra Growth Index (15%), the Russell 2000 Value Index (5%), the Russell 2000 Growth Index (5%), the Lehman Brothers U.S. Aggregate Bond Index (40%), and the Lehman Brothers U.S. Corporate High Yield Index (20%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The Customized Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund.

5The Lipper Balanced Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Balanced Funds category for the periods noted. Funds in the Lipper Average have a primary investment objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, Customized Blend, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	3

Your Fund’s Performance

Fund objective

The investment objective of the Strategic Partners Conservative Growth Fund (the Fund) is current income and a reasonable level of capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Asset classes are classifications of investments

Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid and in the firm’s appreciation in value. Generally, the prices of stocks vary with investors’ estimates of a firm’s earnings prospects, including the impact of broader economic conditions.

Bonds are loans to a company, government, or government agency. They carry a fixed interest rate or one that varies according to the terms specified in the bond. They have a maturity date at which they must be repaid. Generally, bond prices fluctuate with current interest rates and with events that affect the debtor’s prospects of repaying the loan. High yield bonds are also known as “junk” bonds. They are subject to greater risk of loss of principal and interest, including default risk, than higher-rated bonds.

*	As of early August 2004, following the end of the Fund’s fiscal year, the target allocation to High Yield Bonds was reduced to 12.5%, and the target allocation to Core Fixed Income increased to 47.5%.

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Source: Lipper Inc.

The chart above shows the total returns for one year ended July 31, 2004, of various securities indexes that are generally considered representative of the market sectors in which the Fund may invest, and does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Strategic Partners Conservative Growth Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The S&P 500/Barra Value Index contains those securities in the S&P 500 Index with higher book-to-price ratios.

The S&P 500/Barra Growth Index contains those securities in the S&P 500 Index with lower book-to-price ratios.

The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Lehman Brothers U.S. Corporate High Yield Index gives a broad look at how high yield (junk) bonds have performed.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	5

Market Overview

Strength early in the period

The Fund’s fiscal year ended July 31, 2004, was characterized by a global economic recovery driven by rapid growth in China and continued expansion in the United States. European economies started to pick up, while Japan began to emerge from a long slumber as both its exports and domestic economy improved. This worldwide growth was translated into a stock market surge during the second half of 2003 as investors anticipated a rapid rise in corporate profits. By the end of January 2004, share prices already reflected high expectations, but further investor enthusiasm was dampened by uncertainties about global political events and related concerns about energy prices as well as job growth, inflation, and interest rates. The markets also reacted to China’s efforts to slow its growth to a more sustainable pace. The prices of shares in many rapidly growing companies began to decline. These trends were particularly pronounced in July 2004 when statistics that are used to forecast economic growth became quite mixed. Over the full fiscal year, value stock indexes performed very well, while growth stock index returns, although also good, were more subdued.

Rising interest rates and a corresponding fall in the prices of bonds are typical of an improving economy. This is because lenders expect companies to be willing to pay more for the capital they need to expand in good business conditions. However, bond prices generally rose through the first quarter of 2004 as the Federal Reserve (the Fed) left short-term interest rates at low levels to support the U.S. economic recovery that was creating few new jobs based on data released during that time.

Conditions in the U.S. fixed income markets changed abruptly in the spring of 2004. Bond prices turned sharply lower as surprisingly strong employment reports led financial markets to speculate that the Fed would soon begin to increase short-term rates to lessen monetary stimulus in the economy. As it turned out, economic growth slowed amid high oil prices, the Fed raised short-term rates by a modest amount in late June 2004, and bond prices began to recover. The Fed reiterated that further rate hikes would likely occur at a “measured” pace. However, it warned that it would respond to changing economic prospects as needed in order to maintain price stability. Over the full reporting period, the Lehman Brothers U.S. Aggregate Bond Index, which includes a broad range of investment-grade bond types, posted a modest single-digit return. In comparison, the Lehman Brothers U.S. Corporate High Yield Index, which tracks junk bonds, posted a double-digit return for the same time frame. Much of the gains in high yield bonds were realized during that portion of the reporting period that took place in 2003.

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Performance Review

The contribution of asset allocation. During the reporting period, the Fund had a third of its fixed income allocation dedicated to high yield bonds, which benefited substantially from improving credit conditions. Although the core fixed income allocation was held down by sub-par markets, the impact was mitigated by the segment’s outperformance of its target index.1 Among stocks, the large-cap value stock segment was another of the larger Fund allocations that had a strong year. The allocations to small-cap stocks, although modest, bolstered the Fund’s return because they outperformed large caps. In addition, the small/mid-cap value stock segment of the Fund outperformed its index substantially, making a larger impact than would be expected from its 5% allocation.

Jennison Associates LLC

Large-cap growth stocks. The Fund’s large-cap growth stock segment performed in line with its target. Its information technology holdings added most to both absolute and relative performance. Outstanding returns came from Yahoo! and from long-term holdings such as Texas Instruments and Cisco Systems. A significant piece of the current upturn in capital spending has been led by technology outlays. The segment’s consumer staples positions, led by Whole Foods, also added to relative performance. Whole Foods’ return was exceptional during the period, and we expect geographic expansion, larger stores, and higher store productivity to drive continuing revenue and earnings growth. The segment’s energy holdings outperformed the market as its oil services companies benefited from high prices for oil and natural gas and from improving demand for drilling services. Although the segment’s consumer discretionary and financial positions both detracted from relative return, few holdings stand out notably as poor performers. An exception is Viacom, which fell on weakness in advertising spending and was also hurt by the resignation of its widely respected CEO, Mel Karmazin. A few healthcare holdings, including MedImmune and Genentech, lagged due to company-specific issues.

Jennison Associates LLC

Large-cap value stocks. The Fund’s large-cap value stock segment performed in line with its target. Holdings in the energy sector bolstered returns as energy supply became a prominent public concern. When major integrated oil companies reported declining production figures and/or restated their reserves downward, the stocks of many of the companies that are involved in exploring for, developing, producing, and marketing crude oil and natural gas rose. Notable holdings were Occidental Petroleum, Halliburton, and Schlumberger. We are confident that these companies will continue to benefit from the increasing demand for oil, especially from China,

[1]	Target indexes are compared with segment returns before fees and expenses.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	7

Performance Review (continued)

and from supply/demand imbalances. The large-cap value stock segment also had significant gains on Tyco International and Kimberly-Clark. On the other hand, it had poor performance in the information technology sector, particularly in semiconductor firms. Agere Systems, Mentor Graphics, and Nortel Networks all detracted from the segment’s return.

RS Investment Management, L.P.

Small-cap growth stocks. The Fund’s small-cap growth stock segment outperformed its target. Our largest weighting in the portfolio was the consumer discretionary sector, where the segment benefited from significant gains in specialty retailers, such as Aaron Rents and Guitar Center, and Internet-related companies. Companies in Internet commerce, such as ValueClick and InfoSpace, continued to benefit from the growth of on-line advertising. Sectors that benefit from economic expansion, such as energy and transportation, also contributed some of the highest returns for the period. In recent quarters, many of the small-cap growth segment’s underperformers were technology holdings such as software companies, where a reduction in corporate spending seems to be affecting how investors view the software industry as a whole.

EARNEST Partners, LLC

Small-cap value stocks. The Fund’s small-cap value stock segment substantially outperformed its target, primarily because of its holdings in the consumer discretionary sector. Harman International gained 105% for the period as the company continued to see improving sales of its high-end audio equipment to automobile manufacturers. Holdings in home builders D.R. Horton (+49%) and Hovnanian (+25%) benefited overall performance as record low mortgage rates and an improving economy supported record home sales and earnings growth for these companies. While our holdings in the industrial and materials sectors had positive absolute performance, our underweight positions caused the segment to lag the respective benchmark sector contributions.

Pacific Investment Management Company LLC

Core fixed income. The Fund’s core fixed income segment outperformed its target. We used a wide spectrum of strategies to enhance return. The segment benefited from a lower overall exposure to interest-rate movements. When bond yields rose, bringing down the prices of bonds already on the market, the segment held up better than the overall market. We are broadly diversified, including bond sectors such as Treasury inflation-protected securities (TIPS), municipal bonds, eurozone issues, and emerging-market bonds. We helped the segment’s return by trading to take advantage of bonds’ sharp fall in yields (and relative price increases) as they approach their maturity and

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by our selection among mortgage-backed and corporate bonds. However, the segment’s emphasis on short/intermediate maturities hurt its return near the end of the period when prices on these securities declined in anticipation of the Fed tightening interest rates.

Prudential Investment Management, Inc.

High yield bonds. The Fund’s high yield bond segment performed generally in line with the strong high yield market over the Fund’s reporting period, bolstered by improving credit fundamentals. Many of the corporations that issued junk bonds reported better earnings and improving levels of free cash flow as the economy recovered. Some reduced their indebtedness, improving the security of their remaining bonds. We had positioned the segment to benefit from a slowing in the consumer sectors and an acceleration in business spending. During the period, we started to see those trends unfold. We also anticipated a surge in commodity prices, in part because of demand from China. In addition, the segment benefited from emphases on manufacturing companies and commodity-related industries. It was less exposed than its benchmark to several of the worst performing issuers in the high yield market, particularly those in the challenging electric power generating, telecommunications, and airline sectors.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	9

Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2004.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fee ($12.50 for the six month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The

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Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Strategic Partners Conservative Growth Fund		Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000	$991	1.54%	$7.62
	Hypothetical	$1,000	$1,017	1.54%	$7.72

Class B	Actual	$1,000	$987	2.29%	$11.31
	Hypothetical	$1,000	$1,013	2.29%	$11.46

Class C	Actual	$1,000	$987	2.29%	$11.31
	Hypothetical	$1,000	$1,013	2.29%	$11.46

Class Z	Actual	$1,000	$992	1.29%	$6.39
	Hypothetical	$1,000	$1,018	1.29%	$6.47

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2004, and divided by the 366 days in the Fund’s current fiscal year (to reflect the six-month period).

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	11

This Page Intentionally Left Blank

Portfolio of Investments

as of July 31, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 64.3%
COMMON STOCKS 37.9%

Aerospace & Defense 0.8%
1,900	Applied Signal Technology, Inc.	$65,683
1,600	Engineered Support Systems, Inc.	89,712
12,300	Lockheed Martin Corp.	651,777
2,550	Moog, Inc. (Class A shares)(a)	92,744
11,200	Northrop Grumman Corp.	589,120

		1,489,036

Apparel 0.1%
9,600	Ashworth, Inc.(a)	83,040
1,060	Oxford Industries, Inc.	41,944
6,200	Phillips-Van Heusen Corp.	117,614

		242,598

Automobiles 0.1%
2,300	TBC Corp.(a)	55,039
2,500	Winnebago Industries, Inc.	92,125

		147,164

Banks 0.2%
6,600	BankUnited Financial Corp. (Class A shares)(a)	177,144
1,200	Commerce Bancorp, Inc.	60,408
1,200	Hibernia Corp. (Class A shares)	30,360
2,480	PrivateBancorp, Inc.	69,440

		337,352

Biotechnology 1.0%
7,900	Amgen, Inc.(a)	449,352
5,350	Discovery Laboratories, Inc.(a)	41,142
8,900	Genentech, Inc.(a)	433,252
7,000	Gilead Sciences, Inc.(a)	452,480
24,000	Medimmune, Inc.(a)	552,960
10,450	Oscient Pharmaceuticals Corp.(a)	46,189

		1,975,375

Building Products 0.1%
3,900	Watsco, Inc.	114,036

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	13

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Capital Markets 1.6%
3,600	Goldman Sachs Group, Inc.	$317,484
11,900	Lehman Brothers Holdings, Inc.	834,190
9,900	Mellon Financial Corp.	272,052
16,400	Merrill Lynch & Co., Inc.	815,408
6,900	State Street Corp.	295,389
17,300	The Bank of New York Co., Inc.	497,029

		3,031,552

Chemicals 0.3%
28,300	IMC Global, Inc.	386,295
1,900	Scotts Co. (Class A shares)(a)	115,900
1,700	Valspar Corp.	83,300

		585,495

Commercial Banks 0.7%
14,153	Bank of America Corp.	1,203,146
6,400	Nara Bancorp, Inc.	114,432
1,350	Southwest Bancorp of Texas, Inc.	27,473

		1,345,051

Commercial Services & Supplies 1.2%
14,000	Administaff, Inc.(a)	186,200
9,400	Allied Waste Industries, Inc.(a)	86,856
4,600	Apollo Group, Inc.(a)	384,330
15,900	Cendant Corp.	363,792
12,950	Digitas, Inc.(a)	86,636
3,100	Global Payments, Inc.	141,515
2,600	Kelly Services, Inc. (Class A shares)	70,538
10,450	Kforce, Inc.(a)	91,960
2,310	Laureate Education, Inc.(a)	81,543
4,800	Navigant Consulting, Inc.(a)	100,560
4,400	Providence Service, Corp. (The)	83,358
3,600	Republic Services, Inc.(a)	102,960
16,500	Waste Management, Inc.	464,310

		2,244,558

Communications Equipment 0.8%
20,600	Avaya, Inc.(a)	301,790
39,200	Cisco Systems, Inc.(a)	817,712
101,700	Nortel Networks Corp. (Canada)(a)	372,222

		1,491,724

See Notes to Financial Statements.

14	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Computers & Peripherals 1.1%
13,400	Apple Computer, Inc.(a)	$433,356
20,300	Dell, Inc.(a)	720,041
14,600	EMC Corp.(a)	160,162
11,734	Hewlett-Packard Co.	236,440
4,000	IBM Corp.	348,280
1,600	Lexmark International, Inc.(a)	141,600
4,400	M-Systems Flash Disk Pioneers (Israel)(a)	61,156
5,450	Netsolve, Inc.(a)	43,927

		2,144,962

Consumer Finance 0.5%
18,200	American Express Co.	914,550

Diversified Financial Services 2.0%
3,500	Accredited Home Lenders Holding Co.(a)	109,638
9,300	AmeriCredit Corp.(a)	177,630
2,800	Astoria Financial Corp.	95,648
31,800	Citigroup, Inc.	1,402,061
3,800	Eaton Vance Corp.	144,172
5,200	Jefferies Group, Inc.	162,968
33,600	J.P. Morgan Chase & Co.	1,254,287
10,300	Principal Financial Group	350,097
5,450	Raymond James Financial, Inc.	127,367
2,800	Saxon Capital, Inc.(a)	65,856
500	Student Loan Corp.	70,125

		3,959,849

Diversified Manufacturing
165	GenTek, Inc.(a)	7,260

Diversified Telecommunication Services 0.8%
6,700	Alltel Corp.	348,400
2,500	SafeNet, Inc.(a)	72,650
30,000	SBC Communications, Inc.	760,200
8,500	Verizon Communications, Inc.	327,590

		1,508,840

Electric Utilities 1.0%
9,800	Exelon Corp.	342,020
11,300	FirstEnergy Corp.	441,830
17,100	PG&E Corp.(a)	488,034
4,800	PNM Resources, Inc.	100,032

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	15

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

13,200	TXU Corp.	$523,512

		1,895,428

Electronic Equipment & Instruments 0.7%
31,800	Agilent Technologies, Inc.(a)	757,158
3,000	BEI Technologies, Inc.	72,030
1,800	Ceradyne, Inc.(a)	69,066
3,000	Checkpoint Systems, Inc.(a)	51,630
4,100	FLIR Systems, Inc.(a)	260,883
11,700	Sanmina-SCI Corp.(a)	85,878
12,500	SRS Labs., Inc.(a)	58,988
3,650	Sypris Solutions, Inc.	45,406

		1,401,039

Energy Equipment & Services 1.9%
9,900	BJ Services Co.(a)	491,634
2,640	Cal Dive International, Inc.(a)	81,840
11,700	ENSCO International, Inc.	352,287
19,000	GlobalSantaFe Corp.	520,600
23,100	Halliburton Co.	733,425
2,760	Maverick Tube Corp.(a)	79,598
5,950	Patterson-UTI Energy, Inc.	108,469
15,600	Schlumberger Ltd. (Netherlands)	1,003,391
2,500	Smith International, Inc.(a)	145,700
8,750	Superior Energy Services, Inc.(a)	97,825
2,950	Unit Corp.(a)	95,138

		3,709,907

Exchange Traded Funds 0.1%
4,300	iShares Russel 2000	244,971

Food & Staples Retailing 0.9%
6,900	Costco Wholesale Corp.	280,554
47,300	Kroger Co.(a)	747,340
10,900	Safeway, Inc.(a)	230,317
5,400	Whole Foods Market, Inc.	444,528

		1,702,739

Gas Utilities
4,400	Oneok, Inc.	92,400

See Notes to Financial Statements.

16	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Health Care Equipment & Supplies 0.7%
2,600	Alcon, Inc. (Switzerland)	$199,160
2,000	Arthrocare Corp.(a)	53,260
3,600	Closure Medical Corp.(a)	67,536
4,600	Cooper Companies, Inc.	273,470
5,550	Endocardial Solutions, Inc.(a)	51,227
5,000	Guidant Corp.	276,599
3,350	Hologic, Inc.(a)	66,732
2,810	Intuitive Surgical, Inc.(a)	64,293
3,300	Medtronic, Inc.	163,911
12,400	Orthovita, Inc.(a)	56,420
11,600	Spectranetics Corp.(a)	63,800
11,500	Thermogenesis(a)	47,725

		1,384,133

Health Care Providers & Services 1.6%
1,600	Accredo Health, Inc.(a)	51,840
3,450	America Service Group, Inc.(a)	122,234
15,200	Caremark Rx, Inc.(a)	463,600
6,600	Cigna Corp.	409,266
4,600	Covance, Inc.(a)	168,774
9,000	Express Scripts, Inc. (Class A shares)(a)	590,399
3,950	Kindred Healthcare, Inc.(a)	95,788
3,300	LabOne, Inc.(a)	97,383
600	Lincare Holdings, Inc.(a)	19,164
7,104	Medco Health Solutions, Inc.(a)	215,251
4,200	NDCHealth Corp.	88,242
3,200	Pediatrix Medical Group, Inc.(a)	202,368
5,500	Pharmaceutical Product Development, Inc.(a)	192,830
5,900	Serologicals Corp. International(a)	115,640
3,000	WellPoint Health Networks, Inc.(a)	303,300

		3,136,079

Homebuilding 0.1%
780	D.R. Horton, Inc.	21,551
7,100	Hovnanian Enterprises, Inc. (Class A shares)(a)	220,313

		241,864

Hotels, Restaurants & Leisure 1.1%
13,400	Brinker International, Inc.(a)	479,854
2,600	CEC Entertainment, Inc.(a)	94,510
11,600	McDonald’s Corp.	319,000

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	17

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

3,175	Rare Hospitality International, Inc.(a)	$89,567
6,900	Scientific Games Corp. (Class A shares)(a)	122,889
3,700	Sonic Corp.(a)	85,100
15,200	Starbucks Corp.(a)	713,792
5,000	WMS Industries, Inc.(a)	136,200

		2,040,912

Household Durables 0.5%
7,300	Harman International Industries, Inc.	625,829
1,800	Meritage Corp.(a)	111,420
4,700	Snap-On, Inc.	150,917
3,200	Standard-Pacific Corp.	148,512

		1,036,678

Household Products 0.4%
3,120	Cost Plus, Inc.(a)	104,395
7,200	Kimberly-Clark Corp.	461,304
5,200	Procter & Gamble Co.	271,180

		836,879

Industrial Conglomerates 1.0%
28,600	General Electric Co.	950,950
4,800	Phelps Dodge Corp.	374,112
19,700	Tyco International Ltd. (Bermuda)	610,700

		1,935,762

Insurance 2.1%
4,300	Affirmative Insurance Holdings, Inc.(a)	65,360
7,100	Allstate Corp.	334,268
8,162	American International Group, Inc.	576,645
4,400	American Medical Security Group, Inc.	111,804
3,000	Commerce Group, Inc.	145,230
2,150	Delphi Financial Group (Class A shares)	87,183
20,900	Genworth Financial, Inc.(a)	475,266
3,450	Infinity Property & Casualty Corp.	99,291
8,500	Loews Corp.	481,355
3,500	Philadelphia Consolidated Holding Corp.(a)	191,345
2,400	ProAssurance Corp.(a)	76,056
1,700	Protective Life Corp.	61,625
3,250	Scottish RE Group Ltd.	66,300
15,041	St. Paul Travelers Cos., Inc. (The)	557,570
10,300	XL Capital, Ltd. (Cayman Islands) (Class A shares)	728,004

		4,057,302

See Notes to Financial Statements.

18	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Internet & Catalog Retail 0.5%
8,400	eBay, Inc.(a)	$657,972
9,600	IAC/InterActiveCorp(a)	262,080

		920,052

Internet Software & Services 0.6%
3,200	FindWhat.com(a)	52,160
3,250	InfoSpace, Inc.(a)	121,745
2,750	j2 Global Communications, Inc.(a)	70,153
4,350	Jupitermedia Corp.(a)	48,285
8,100	Keynote Systems, Inc.(a)	106,677
6,200	Lionbridge Technologies, Inc.(a)	46,128
4,050	RADWARE Ltd. (Israel)(a)	72,414
23,900	Yahoo!, Inc.(a)	736,120

		1,253,682

Leisure Equipment & Products 0.1%
5,800	K2, Inc.(a)	82,650
3,930	Multimedia Games, Inc.(a)	74,395

		157,045

Machinery
3,000	Wabash National Corp.(a)	86,640

Media 0.9%
10,300	CNET Networks, Inc.(a)	94,039
38,264	DirecTV Group, Inc.(a)	620,259
18,800	Image Entertainment, Inc.(a)	74,072
20,850	NTN Communications, Inc.(a)	45,870
2,800	Scholastic Corp.(a)	77,028
10,900	Sinclair Broadcast Group, Inc. (Class A shares)	108,019
13,900	Univision Communications, Inc. (Class A shares)(a)	402,683
8,650	Valueclick, Inc.	89,787
9,400	Viacom, Inc. (Class B shares)	315,746

		1,827,503

Multi-Utilities 0.4%
7,100	Dominion Resources, Inc.	450,566
10,400	Sempra Energy	371,800

		822,366

Multiline Retail 0.2%
9,900	Target Corp.	431,640

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	19

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Office Electronics 0.4%
5,850	Marlin Business Services, Inc.(a)	$96,291
51,200	Xerox Corp.(a)	709,632

		805,923

Oil & Gas 2.5%
3,400	Cabot Oil And Gas Corp.	149,498
9,100	Chesapeake Energy Corp.	139,685
5,100	Eni SpA-Sponsored ADR (Italy)	523,872
11,800	Exxon Mobil Corp.	546,340
18,900	Grey Wolf, Inc.(a)	84,861
6,900	Kerr-McGee Corp.	362,250
983	Link Energy LLC(a)	103
13,900	Nexen, Inc. (Canada)	534,872
11,900	Occidental Petroleum Corp.	586,313
5,800	Oil States International, Inc.(a)	95,468
26,700	Suncor Energy, Inc. (Canada)	773,765
7,300	Swift Energy Co.(a)	165,637
2,080	Total SA, (France) (Class B Shares)	403,930
5,244	Total SA, ADR (France)	510,503

		4,877,097

Paper & Forest Products 0.7%
9,300	Boise Cascade Corp.	299,925
12,600	Georgia-Pacific Corp.	423,360
14,200	International Paper Co.	613,866

		1,337,151

Personal Products 0.4%
9,700	Avon Products, Inc.	417,197
7,000	Estee Lauder Cos., Inc. (The)	307,300

		724,497

Pharmaceuticals 2.1%
3,300	Alexion Pharmaceuticals, Inc.(a)	52,536
4,800	Allergan, Inc.	363,072
6,600	AstraZeneca PLC, ADR (United Kingdom)	296,472
1,750	Atherogenics, Inc.(a)	25,165
1,600	Atrix Labs., Inc.(a)	51,536
2,475	Barr Pharmaceuticals, Inc.(a)	85,016
2,950	Bradley Pharmaceuticals, Inc.(a)	69,443
5,100	Chattem, Inc.(a)	146,931

See Notes to Financial Statements.

20	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

2,290	Connetics Corp.(a)	$63,044
4,200	Cypress Bioscience, Inc.(a)	41,958
14,650	Durect Corp.(a)	19,924
6,900	Eli Lilly & Co.	439,667
4,000	IVAX Corp.(a)	95,400
6,950	KV Pharmaceutical Co.(a)	128,645
7,492	Nabi Biopharmaceuticals(a)	86,533
20,300	Novartis AG ADR (Switzerland)	906,597
16,175	Pfizer, Inc.	516,952
2,450	QLT, Inc. (Canada)(a)	43,978
2,200	Rigel Pharmaceuticals, Inc.(a)	30,030
4,400	Roche Holding AG, ADR (Switzerland)	435,065
6,800	Wyeth	240,720

		4,138,684

Real Estate Investment Trusts 0.1%
100	Alexandria Real Estate Equities, Inc.	6,009
2,900	Entertainment Properties Trust	102,544
2,100	SL Green Realty Corp.	103,110

		211,663

Retail 0.3%
3,700	Aaron Rents, Inc. (Class B shares)	118,844
11,050	Casual Male Retail Group, Inc.(a)	67,847
6,100	CSK Auto Corp.(a)	84,485
7,700	Ezcorp, Inc.(a)	58,081
1,700	Guitar Center, Inc.(a)	76,415
2,600	Jos. A. Bank Clothiers, Inc.(a)	79,898
3,400	Movie Gallery, Inc.(a)	59,126

		544,696

Semiconductors & Semiconductor Equipment 1.6%
255,200	Agere Systems, Inc. (Class B shares)(a)	288,376
2,550	Artisan Components, Inc.(a)	62,042
1,700	Formfactor, Inc.(a)	34,136
29,200	Intel Corp.	711,895
18,850	LogicVision, Inc.(a)	40,905
15,600	Marvell Technology Group Ltd. (Bermuda)(a)	362,232
7,900	Maxim Integrated Products	379,990
4,300	Mykrolis Corp.(a)	43,000
13,300	National Semiconductor Corp.(a)	228,095
6,350	O2Micro International Ltd.(a)	81,725
2,650	Power Integrations, Inc.(a)	53,477

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	21

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

2,850	Sigmatel, Inc.(a)	$43,520
5,300	Silicon Image, Inc.(a)	63,547
28,000	Texas Instruments, Inc.	597,239
3,800	Trident Microsystems, Inc.(a)	46,398
4,400	Zoran Corp.(a)	77,836

		3,114,413

Software 1.7%
3,900	Amdocs (Guernsey) Ltd.(a)	84,630
13,150	Citadel Security Software, Inc.(a)	30,245
10,600	Electronic Arts, Inc.(a)	531,378
5,900	Embarcadero Technologies, Inc.(a)	44,840
12,300	Mentor Graphics Corp.(a)	145,140
6,900	Mercury Interactive Corp.(a)	252,264
5,150	Merge Technologies, Inc.(a)	70,298
47,900	Microsoft Corp.	1,363,234
3,700	Open Solutions, Inc.(a)	83,768
6,600	Symantec Corp.(a)	308,616
8,750	Synplicity, Inc.(a)	44,275
10,700	Systeme, Anwedungen, Produkte AG, ADR (Germany)	428,107

		3,386,795

Specialty Retail 1.3%
13,300	Bed Bath & Beyond, Inc.(a)	470,687
4,550	Charlotte Russe Holdings, Inc.(a)	93,457
9,100	Chico’s FAS, Inc.(a)	381,017
18,300	Limited Brands	374,052
8,000	Lowe’s Cos., Inc.	389,760
10,700	Tiffany & Co.	382,525
20,900	Toys R’ Us, Inc.(a)	344,014
2,800	Williams-Sonoma, Inc.(a)	90,972

		2,526,484

Telecommunications
5,700	Carrier Access Corp.(a)	42,408
19,021	Netia SA (Poland)(a)	21,157
226	NTL, Inc.(a)	11,779

		75,344

Tobacco 0.3%
13,900	Altria Group, Inc.	661,640

See Notes to Financial Statements.

22	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Transportation 0.1%
4,050	Dynamex, Inc.(a)	$62,978
2,150	Forward Air Corp.(a)	85,376
2,625	Old Dominion Freight Line, Inc.(a)	76,178
3,800	Vitran Corp., Inc. (Canada) (Class A shares)(a)	61,142

		285,674

Wireless Telecommunication Services 0.3%
20,300	American Tower Corp. (Class A shares)(a)	293,538
14,900	AT&T Wireless Services, Inc.(a)	215,156

		508,694

	Total common stocks	73,953,178

PREFERRED STOCKS 0.2%

Media 0.2%
10,541	The News Corp. Ltd., ADR (Australia)	334,888

Publishing
500	Primedia, Inc. 10.00%	46,750

Telecommunications
350	McLeodUSA, Inc. 2.50%	784

	Total preferred stocks	382,422

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	23

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS 15.4%

Aerospace & Defense 0.3%
B2	$75	Alliant Techsystems, Inc., Sr. Sub. Notes, 8.50%, 5/15/11	$81,188
Caa3	105	BE Aerospace, Inc., Sr. Sub. Notes, 8.875%, 5/1/11	102,375
B3	45	Dunlop Standard Aerospace Holdings PLC, Sr. Notes, 11.875%, 5/15/09	47,700
B1	125	Esterline Technologies, Sr. Sub. Notes, 7.75%, 6/15/13	130,000
B3	50	K&F Industries, Inc., Sr. Sub. Notes, 9.625%, 12/15/10	54,625
Ba3	100	L-3 Communications Corp., Sr. Sub. Notes, 7 .625%, 6/15/12	106,750
B1	100	Sequa Corp., Sr. Notes, 8.875%, 4/1/08	106,500

			629,138

Airlines 0.1%
B1	150	AMR Corp., Notes, MTN, 10.55%, 3/12/21	93,000
Ba2	45	Continental Airlines, Inc., Notes, 7.566%, 3/15/20	35,313
		Continental Airlines, Inc.,
Ba2	39	Ser. 981B, 6.748%, 3/15/17	29,897
Ba2	71	Ser. 991B, 6.795%, 8/2/18	57,605
B3	50	Delta Air Lines, Inc., Notes, 8.30%, 12/15/29	17,000
Caa2	85	10.00%, 8/15/08	37,400

			270,215

Aluminum 0.1%
B1	145	Century Aluminum Co., Sr. Sec’d. Notes, 11.75%, 4/15/08	162,581

See Notes to Financial Statements.

24	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

Automobiles 0.4%

A3		$700	DaimlerChrysler NA Holdings Corp., Gtd. Notes, 7.40%, 1/20/05	$716,548

Automotive Parts 0.1%
Ba1		125	ArvinMeritor, Inc., Notes, 8.75%, 3/1/12	135,000
B1		59	TRW Automotive, Inc., Sr. Notes, 9.375%, 2/15/13	67,260
Ba1		25	Visteon Corp., Notes, 7.00%, 3/10/14	23,813

				226,073

Banks 0.2%
Aa1	JPY	3,000	Citigroup, Inc. (Japan), 1.275%, 12/28/04	27,035
Aaa	JPY	14,000	European Investment Bank, Notes, 0.875%, 11/8/04	125,892
Baa2		$110	Kazkommerts International BV (Netherlands), Gtd. Notes, 7.875%, 4/7/14	104,225
Aaa	JPY	3,000	KFW International Finance, Gtd. Notes, 1.00%, 12/20/04	27,008
B1		$30	Western Financial Bank, Sub. Debs., 8.875%, 8/1/07	30,075

				314,235

Building & Construction 0.3%
B1		110	Ainsworth Lumber Co. Ltd. (Canada), Sr. Notes, 6.75%, 3/15/14	105,600
Ba2		100	American Standard, Inc., Gtd. Notes, 7.375%, 4/15/05	103,250
Ba1		100	D.R. Horton, Inc., Sr. Notes, 7.875%, 8/15/11	111,500
Ba3		65	KB Home, Sr. Sub. Notes, 8.625%, 12/15/08	71,013

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	25

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Caa1	$75	Nortek Holdings, Inc., Sr. Notes, (Step-Coupon) Zero Coupon (until 11/15/07)	$62,700
Caa1	75	Thermadyne Holdings Corp., 9.25%, 2/1/14	75,000

			529,063

Cable 0.6%
NR	50	Callahan Nordrhein Westfalen (Germany), Sr. Disc. Notes, Zero Coupon (until 7/15/05), 16.00%, 7/15/10(b)	2,250
Caa1	50	Charter Communications Holdings II LLC, Sr. Notes, 10.25%, 9/15/10	50,375
Ca	420	Charter Communications Holdings, Sr. Disc. Notes, Zero Coupon (until 5/15/06), 11.75%, 5/15/11	247,800
B2	125	Sr. Notes, 8.00%, 4/30/12	120,625
B2	75	8.375%, 4/30/14	72,375
Ca	75	8.625%, 4/1/09	56,625
B1	100	CSC Holdings, Inc., Sr. Notes, 7.875%, 12/15/07	105,000
B1	80	DirecTV Holdings LLC, Sr. Notes, 8.375%, 3/15/13	89,600
Ba3	143	Echostar DBS Corp., Sr. Notes, 9.125%, 1/15/09	156,943
B3	70	Kabel Deutschland GmbH, (Germany), Sr. Notes, 10.625%, 7/1/14	71,750
Ba3	245	Rogers Cablesystems Ltd. (Canada), Sr. Notes, 10.00%, 3/15/05	254,168

			1,227,511

Chemicals 0.7%
B2	80	Equistar Chemicals L.P., Gtd. Notes, 10.125%, 9/1/08	87,700

See Notes to Financial Statements.

26	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Ba1	$150	Hercules, Inc., Debs., 6.60%, 8/1/27	$151,500
Ba2	50	Gtd. Notes, 11.125%, 11/15/07	58,500
B2	45	Huntsman Advanced Materials, Sec’d. Notes, 11.00%, 7/15/10	51,075
Caa1	55	Huntsman ICI Chemicals, Inc., Gtd. Notes, 10.125%, 7/1/09	55,963
B2	70	11.625%, 10/15/10	77,875
B3	125	Huntsman LLC, Gtd. Notes, 11.50%, 7/15/12	126,563
B2	125	IMC Global, Inc., Debs., 6.875%, 7/15/07	128,750
B1	115	Gtd. Notes, 11.25%, 6/1/11	133,400
B2	125	Nalco Co., Sr. Notes, 7.75%, 11/15/11	130,000
Caa2	170	OM Group, Inc., Gtd. Notes, 9.25%, 12/15/11	173,824
B3	125	Rhodia SA, (France), Sr. Notes, 10.25%, 6/1/10	127,500
Ba3	75	Sr. Sub. Notes, 8.875%, 6/1/11	64,500
B3	50	Rockwood Specialties Corp., Sr. Sub. Notes, 10.625%, 5/15/11	53,750

			1,420,900

Commercial Services 0.5%
B3	125	Dex Media East LLC, Gtd. Notes, 12.125%, 11/15/12	148,125
Caa1	175	Dex Media West LLC, Sr. Sub. Notes, 9.875%, 8/15/13	197,313
B2	125	Iron Mountain, Inc., Gtd. Notes, 8.625%, 4/1/13	134,219
B2	175	R.H. Donnelley Financial Corp., Sr. Sub. Notes, 10.875%, 12/15/12	204,749
B1	25	United Rentals of North America, Inc., Gtd. Notes, 6.50%, 2/15/12	24,125

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	27

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

B2	$50	United Rentals of North America, Inc., Sr. Sub. Notes, 7.75%, 11/15/13	$48,375

			756,906

Computer Services 0.1%
B3	100	UGS Corp., Sr. Sub. Notes, 10.00%, 6/1/12	106,000
Ba1	75	Unisys Corp., Sr. Notes, 8.125%, 6/1/06	78,938

			184,938

Containers 0.5%
B2	50	Anchor Glass Container Corp., Sec’d. Notes, 11.00%, 2/15/13	57,250
B3	100	Berry Plastics, Sr. Sub. Notes, 10.75%, 7/15/12	111,500
B1	100	Crown Euro Holdings SA (France), Sec’d. Notes, 9.50%, 3/1/11	109,500
Caa1	75	Graham Packaging, Inc., Gtd. Notes, 8.75%, 1/15/08	77,250
Caa2	155	Sr. Disc. Notes, (Step-Coupon) Ser. B, 10.75%, 1/15/09	161,200
B2	175	Greif Brothers Corp., Sr. Sub. Notes, 8.875%, 8/1/12	190,750
B1	180	Owens-Brockway Glass Containers, Sec’d. Notes, 8.75%, 11/15/12	198,000
B2	80	Portola Packaging, Inc., 8.25%, 2/1/12	68,800

			974,250

Diversified Manufacturing 0.6%
B3	75	Amsted Industries, Inc., Sr. Notes, 10.25%, 10/15/11	81,000
Ba3	100	Case New Holland, Inc., Sr. Notes, 9.25%, 8/1/11	108,250

See Notes to Financial Statements.

28	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

B3		$125	Invensys PLC (United Kingdom), Sr. Notes, 9.875%, 3/15/11	$125,938
B2		125	Joy Global, Inc., Sr. Sub. Notes, 8.75%, 3/15/12	140,625
Caa1		75	Motors & Gears, Inc., Sr. Notes, 10.75%, 11/15/06	66,750
B3		100	Rexnord Corp., Gtd. Notes, 10.125%, 12/15/12	110,500
Caa1		100	Sensus Metering Systems, Inc., Sr. Sub. Notes, 8.625%, 12/15/13	98,000
Ba3		125	SPX Corp., 7.50%, 1/1/13	127,188
B3		50	TD Funding Corp., 8.375%, 7/15/11	52,750
B3		90	Terex Corp., Gtd. Notes, 10.375%, 4/1/11	100,575
B3		20	Sr. Sub. Notes, 9.25%, 7/15/11	22,250
B2		150	The Manitowoc Co., Inc., Sr. Sub. Notes, 10.50%, 8/1/12	171,374
Ba2		25	Tyco International Group SA, (Luxembourg), Gtd. Notes, 6.125%, 11/1/08	26,800

				1,232,000

Electronics 0.1%
Ba2		100	Flextronics International Ltd. (Singapore), Sr. Sub. Notes, 6.50%, 5/15/13	98,250
Ba2		95	Sanmina-SCI Corp., Sec’d. Notes, 10.375%, 1/15/10	107,588

				205,838

Financial Services 0.6%
Aaa	JPY	8,000	General Electric Capital Corp., (Japan) Sr. Unsub., 0.10%, 12/20/05	71,666

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	29

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

A3	$1,000	General Motors Acceptance Corp., Notes, 6.875%, 9/15/11	$1,026,567

			1,098,233

Food & Beverages 0.2%
B3	8	Agrilink Foods, Inc., Sr. Sub. Notes, 11.875%, 11/1/08	8,400
B3	60	Carrols Corp., Sr. Sub. Notes, 9.50%, 12/1/08	61,800
B2	125	Del Monte Corp., Sr. Sub. Notes, 8.625%, 12/15/12	136,250
B2	50	Dole Foods Co., Sr. Notes, 8.625%, 5/1/09	52,500
B2	50	8.875%, 3/15/11	52,875
B3	6	Dominos, Inc., 8.25%, 7/1/11	6,420
Ba2	80	Smithfield Foods, Inc., Sr. Notes, 8.00%, 10/15/09	86,800

			405,045

Gaming 0.5%
B3	75	Argosy Gaming Co., Sr. Sub. Notes, 7.00%, 1/15/14	74,719
Ba3	100	Aztar Corp., Sr. Sub. Notes, 9.00%, 8/15/11	109,375
B1	50	Boyd Gaming Corp., Sr. Sub. Notes, 8.75%, 4/15/12	54,000
B2	50	Isle of Capri Casinos, Inc., Sr. Sub. Notes, 7.00%, 3/1/14	47,563
Ba2	130	MGM Mirage, Inc., Gtd. Notes, 9.75%, 6/1/07	142,837
Ba3	25	Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.00%, 4/1/12	27,094
Ba2	130	Park Place Entertainment Corp., Sr. Notes, 7.50%, 9/1/09	141,212
Ba2	35	8.125%, 5/15/11	38,631
Ba2	20	8.875%, 9/15/08	22,250
Ba2	20	9.375%, 2/15/07	21,925

See Notes to Financial Statements.

30	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Ba3	$90	Station Casinos, Inc., Sr. Notes, 6.00%, 4/1/12	$87,750
B3	105	Venetian Casino Resort LLC, Gtd. Notes, 11.00%, 6/15/10	119,700
B3	72	Wynn Las Vegas LLC, 12.00%, 11/1/10	88,560

			975,616

Health Care 0.9%
B3	115	Alliance Imaging, Sr. Sub. Notes, 10.375%, 4/15/11	119,313
B3	125	Concentra Operating Corp., 9.125%, 6/1/12	133,750
B3	75	9.50%, 8/15/10	81,375
B3	45	13.00%, 8/15/09	48,431
Ba1	180	HCA, Inc., Debs., 7.50%, 12/15/23	177,627
Ba1	60	Notes, MTN, 9.00%, 12/15/14	71,076
Caa2	100	Healthsouth Corp., Sr. Notes, 8.50%, 2/1/08	99,250
B3	40	IASIS Healthcare LLC, Sr. Sub. Notes, 8.75%, 6/15/14	41,600
Caa1	120	Inverness Medical Innovations, Inc., Sr. Sub Notes, 8.75%, 2/15/12	116,400
B3	131	Magellan Health Services, Inc., 9.375%, 11/15/08	140,922
B3	120	Mariner Health Care, Inc., Sr. Sub. Notes, 8.25%, 12/15/13	127,200
Caa1	125	Medical Device Manufacturing, Gtd. Notes, 10.00%, 7/15/12	128,125
B3	100	Medquest, Inc., Sr. Sub. Notes, 11.875%, 8/15/12	114,000
Ba3	40	NeighborCare, Inc., Sr. Sub. Notes, 6.875%, 11/15/13	41,400
B2	100	Resources-Care, Inc., Sr. Notes, 10.625%, 11/15/08	106,000

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	31

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

B2		$50	Select Medical Corp., Sr. Sub. Notes, 7.50%, 8/1/13	$49,750
B2		55	9.50%, 6/15/09	58,850
Ba3		50	Tenet Healthcare Corp., Sr. Notes, 6.375%, 12/1/11	44,625
Ba3		70	6.50%, 6/1/12	61,950

				1,761,644

Hotels 0.1%
Ba1		75	Hilton Hotels Corp., Notes, 7.625%, 12/1/12	82,781
Ba1		175	Starwood Hotels & Resorts Worldwide, Inc., Notes, 7.375%, 11/15/15	178,938

				261,719

Household Products 0.1%
B3		100	Amscan Holdings, Inc., Sr. Sub Notes, 8.75%, 5/1/14	99,750
B3		75	Johnson Diversified Holdings, Inc. (Step Coupon), Zero coupon (until 5/15/07) 10.67%, 5/15/13	58,125
B2		75	Johnson Diversified, Inc., Gtd. Notes, 9.625%, 5/15/12	82,500

				240,375

Insurance 0.3%
NR	JPY	67,000	AIG Sunamerica, (Cayman Islands) Sec’d. Notes, 1.20%, 1/26/05	603,991

Media 0.5%
B3		$95	American Color Graphics, Notes, 10.00%, 6/15/10	86,925
B2		5	American Media Operation, Inc., Gtd. Notes, Ser. B, 10.25%, 5/1/09	5,225
B1		30	Canwest Media, Inc. (Canada), Sr. Notes, 7.625%, 4/15/13	31,275
B2		100	Sr. Sub. Notes, 10.625%, 5/15/11	113,250

See Notes to Financial Statements.

32	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Ba3	$30	Entercom Radio LLC, Gtd. Notes, 7.625%, 3/1/14	$31,500
B3	15	Granite Broadcasting Corp., Sec’d. Notes, 9.75%, 12/1/10	13,725
B3	150	Gray Communications Systems, Inc., Sr. Sub Notes, 9.25%, 12/15/11	165,749
B2	75	Medianews Group, Inc., Sr. Sub. Notes, 6.875%, 10/1/13	72,750
Ba3	30	Morris Publishing, Sr. Sub. Notes, 7.00%, 8/1/13	29,250
Caal	50	Primedia, Inc., 8.875%, 5/15/11	49,125
B3	75	FRN, Sr. Notes, 6.615%, 5/15/10(f)	76,219
B2	50	Quebecor Media, Inc. (Canada), Sr. Notes, 11.125%, 7/15/11	57,313
Ba3	150	Sun Media Corp. (Canada), Gtd. Notes 7.625%, 2/15/13	155,250
B2	66	Vertis, Inc., Sec’d. Notes, 9.75%, 4/1/09	72,105
B3	75	10.875%, 6/15/09	82,125

			1,041,786

Mining 0.2%
Baa1	300	Alcan, Inc. (Canada), 1.623%, 12/8/04	299,991
B1	50	Foundation PA Coal Co., Sr. Notes, 7.25%, 8/1/14	50,375

			350,366

Office Equipment & Supplies
B1	75	Xerox Corp., Sr. Notes 7.625%, 6/15/13	76,875

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	33

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Oil & Gas 1.0%
Ba3	$150	Chesapeake Energy Corp., Gtd. Notes, 8.375%, 11/1/08	$163,874
B3	210	EL Paso Corp., Gtd. Notes, 7.75%, 6/1/13	200,024
Caa1	25	Sr. Notes, 7.00%, 5/15/11	22,500
Caa1	150	7.75%, 1/15/32	121,875
B1	9	Sr. Sub. Notes, 8.50%, 6/1/11	9,855
B2	25	Encore Acquisition Co., Sr. Sub. Notes, 6.25%, 4/15/14	24,063
B2	40	Ferrellgas Partners LP, Notes, 8.75%, 6/15/12	43,000
B1	19	Gulfterra Energry Partners LP, Gtd. Notes, 10.625%, 12/1/12	22,800
B3	75	Hanover Compress Co., Sr. Notes, 8.625%, 12/15/10	79,500
B2	25	Houston Explororation Co., Sr. Sub. Notes, 7.00%, 6/15/13	25,125
B2	15	Magnum Hunter Resources, Inc., Gtd. Notes, 9.60%, 3/15/12	16,575
Ba3	50	Newfield Exploration Co., Sr. Sub. Notes, 8.375%, 8/15/12	54,000
Baa1	250	Petroleos Mexicanos, Gtd. Notes, 9.25%, 3/30/18	289,374
Ba2	20	Plains All American Pipeline LP, Gtd. Notes, 7.75%, 10/15/12	22,575
Ba3	75	Premcor Refining Group, Gtd. Notes, 6.75%, 5/1/14	75,563
B2	50	Sr. Sub. Notes, 7.75%, 2/1/12	53,125
B1	50	Southern Natural Gas, Notes, 8.875%, 3/15/10	55,125

See Notes to Financial Statements.

34	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

B2	$105	Stone Energy Corp., Sr. Sub. Notes, 8.25%, 12/15/11	$110,513
B1	160	Tennessee Gas Pipeline, Debs., 7.00%, 3/15/27 - 10/15/28	158,288
B1	125	7.625%, 4/1/37	116,250
B3	40	TranMontaigne, Inc., Sr. Sub. Notes, 9.125%, 6/1/10	43,200
Ba3	50	Vintage Petrolium, Inc., Sr. Notes, 8.25%, 5/1/12	53,625
	150	Williams Companies., Inc., (The), 7.125%, 9/1/11	155,999
B3	45	8.125%, 3/15/12	49,163

			1,965,991

Paper & Packaging 0.5%
Caa1	25	Caraustar Industries, Inc., Gtd. Notes, 9.875%, 4/1/11	25,875
B2	100	Cellu Tissue Holdings, Inc., Sec’d. Notes, 9.75%, 3/15/10	99,500
Ba2	100	Fort James Corp., Sr. Notes, 6.625%, 9/15/04	100,566
Ba3	50	Georgia-Pacific Corp., Debs., 8.125%, 6/15/23	51,375
Ba3	75	Notes, 7.50%, 5/15/06	79,313
Ba3	20	8.125%, 5/15/11	22,450
Ba3	100	8.875%, 5/15/31	111,750
B3	75	Millar Western Forest Products Ltd. (Canada), 7.75%, 11/15/13	76,500
B2	195	Stone Container Corp. (Canada), Gtd. Notes, 11.50%, 8/15/06	194,999
Ba3	70	Tembec Industries, Inc. (Canada), Gtd. Notes, 7.75%, 3/15/12	69,650
Ba1	25	8.50%, 2/1/11	25,875
BA3	25	8.625%, 6/30/09	25,813

			883,666

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	35

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Real Estate Investment Trusts 0.6%
B1	$75	Felcor Lodging LP, Gtd. Notes, 9.00%, 6/1/11	$80,438
B1	17	10.00%, 9/15/08	17,956
B1	50	Felcor Suites LP, Gtd. Notes, 7.625%, 10/1/07	51,500
Ba3	102	HMH Properties, Inc., Sr. Notes, Ser. B, 7.875%, 8/1/08	104,805
Ba3	75	Host Marriott LP, Sr. Notes, 7.00%, 8/15/12	74,063
Ba3	40	7.125%, 11/1/13	39,800
Ba3	125	9.50%, 1/15/07	136,562
Ba3	100	La Quinta Properties, Inc., Sr. Notes, 8.875%, 3/15/11	110,250
B3	100	Omega Healthcare Investors, Inc., Notes, 6.95%, 8/1/07	101,125
B1	125	Sr. Notes, 7.00%, 4/1/14	119,063
Ba2	60	Senior Housing Properties Trust, Sr. Notes, 8.625%, 1/15/12	65,550
Ba3	40	Ventas Realty LP, Gtd. Notes, 8.75%, 5/1/09	43,500
Ba3	110	Sr. Notes, 9.00%, 5/1/12	122,099

			1,066,711

Recreation 0.3%
Caa1	40	AMC Entertainment, Inc., Sr. Sub. Notes, 8.00%, 3/1/14	36,900
B1	150	Intrawest Corp. (Canada) Gtd. Notes, 10.50%, 2/1/10	162,000
Ba3	50	K2, Inc., Sr. Notes, 7.375%, 7/1/14	50,938
B3	35	Lowes Cineplex Entertainment Corp., Sr. Sub. Notes, 9.00%, 8/1/14	34,475
Ba2	125	Royal Caribbean Cruises Ltd. (Liberia), Sr. Notes, 8.00%, 5/15/10	135,625

See Notes to Financial Statements.

36	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

B3	$50	Six Flags, Inc., Sr. Notes, 9.625%, 6/1/14	$46,375
B2	45	Vail Resorts, Inc., Sr. Sub. Notes., 6.75%, 2/15/14	44,550

			510,863

Retail 0.7%
B1	25	Ahold Finance USA, Inc., Notes, 8.25%, 7/15/10	26,813
B2	75	AmeriGas Partners, LP, Sr. Notes, 8.875%, 5/20/11	81,563
B3	25	Asbury Automotive Group, Inc., Sr. Sub. Notes, 8.00%, 3/15/14	23,500
Ba2	15	AutoNation, Inc., Sr. Notes, 9.00%, 8/1/08	16,950
Ba1	140	Delhaize America, Inc., Gtd. Notes, 8.125%, 4/15/11	155,222
Ba3	15	Dillards, Inc., Notes, 6.43%, 8/1/04	15,000
B1	75	Finlay Fine Jewelry Corp., Sr. Notes, 8.375%, 6/1/12	78,750
B1	75	Group 1 Automotive, Inc., Sr. Sub. Notes, 8.25%, 8/15/13	78,000
Ba3	225	JC Penney Co., Inc., Debs., 7.40%, 4/1/37	240,187
B2	25	Jean Coutu Group, Inc. (Canada) Sr. Notes, 7.625%, 8/1/12	25,188
B3	75	Sr. Sub. Notes, 8.50%, 8/1/14	74,344
B3	120	Lazy Days RV Center, Inc., Sr. Notes, 11.75%, 5/15/12	127,500
B3	50	Pantry, Inc., Sr. Sub. Notes, 7.75%, 2/15/14	50,000
B2	70	Pathmark Stores, Inc., 8.75%, 2/1/12	70,175
Caa2	25	Rite Aid Corp., Debs., 6.875%, 8/15/13	22,875
Caa2	10	7.70%, 2/15/27	8,700

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	37

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

B1	$90	Saks, Inc., Notes, 7.375%, 2/15/19	$86,400
B2	150	Sonic Automotive, Inc., Sr. Sub. Notes, 8.625%, 8/15/13	154,125

			1,335,292

Schools
B3	59	Kindercare Learning Center, Inc., Sr. Sub. Notes, 9.50%, 2/15/09	60,033

Semiconductors 0.1%
B1	50	Amkor Technologies, Inc., Sr. Notes, 7.75%, 5/15/13	42,750
B2	100	Fairchild Semiconductor International, Inc., Sr. Sub. Notes, 10.50%, 2/1/09	107,750
Ba2	25	Freescale Semiconductor, Inc., Sr. Notes, 6.875%, 7/15/11	25,188

			175,688

Steel & Metals 0.3%
B2	50	AK Steel Corp., Sr. Notes, 7.75%, 6/15/12	46,250
B2	80	CSN Islands VII Corp. (Cayman Islands), Gtd. Notes, 10.75%, 9/12/08	85,800
CAA1	200	Ispat Inland ULC, Sec’d. Notes, 9.75%, 4/1/14	206,500
NR	100	Russel Metals Inc., (Canada), Sr. Notes, 6.375%, 3/1/14	94,000
B1	89	United States Steel LLC, Sr. Notes, 10.75%, 8/1/08	103,018

			535,568

Telecommunications 1.7%
B2	50	ACC Escrow Corp., Sr. Notes, 10.00%, 8/1/11	43,500

See Notes to Financial Statements.

38	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Caa1	$75	Alamosa Delaware, Inc., 8.50%, 1/31/12	$73,313
Caa2	50	Gtd. Notes, 11.00%, 7/31/10	54,875
		AT&T Corp., Sr. Notes,
	80	8.05%, 11/15/11	82,697
Baa2	15	8.75%, 11/15/31	14,932
AA3	400	BellSouth Corp., Notes, FRN, 4.119%, 4/26/21(f)	405,205
Caa1	100	Centennial Communications, 8.125%, 2/1/14	92,750
BAA2	80	Citizens Communications Co., Notes, 9.25%, 5/15/11	85,500
B3	125	Crown Castle International Corp., Sr. Notes, 7.50%, 12/1/13	124,688
B3	50	9.375%, 8/1/11	56,375
B3	50	Dobson Communications Corp, Sr. Notes, 8.875%, 10/1/13	37,750
B1	100	Eircom Funding (Ireland), 8.25%, 8/15/13	105,000
Caa1	20	Lucent Technologies, Inc., Notes, 5.50%, 11/15/08	18,900
		MCI, Inc., Sr. Notes,
NR	69	5.908%, 5/1/07	66,844
NR	69	6.688%, 5/1/09	63,566
NR	9	7.735%, 5/1/14	8,111
		Nextel Communications, Inc., Sr. Notes,
B2	50	5.95%, 3/15/14	47,375
B2	200	7.375%, 8/1/15	210,000
B3	25	Nortel Networks, Ltd. (Canada) Notes, 6.125%, 2/15/06	24,969
B3	35	Northern Telecom Capital, 7.875%, 6/15/26	32,375
Caa2	100	Qwest Capital Funding, Inc., Gtd. Notes, 7.25%, 2/15/11	86,000
NR	287	Qwest Services Corp., Notes, 14.00%, 12/15/10	336,148

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	39

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Caa1	$100	SBA Communications Corp., Zero Coupon (until 12/15/07) 9.75%, 12/15/11	$75,750
A1	700	SBC Communications, Inc., Notes, 4.206%, 6/5/21	710,485
Baa2	128	Tritel PCS, Inc., Sr. Sub. Disc. Notes., 10.375%, 1/15/11	147,368
B2	25	U.S. Unwired, Inc., FRN, Sec’d. Notes, 5.791%, 6/15/10(f)	25,188
Caa1	25	UbiquiTel Operating Co., Sr. Notes, 9.875%, 3/1/11	24,813
A3	300	Verizon Wireless Capital, FRN, 1.35%, 5/23/05(f)	299,860

			3,354,337

Textiles, Apparel & Luxury Goods
Ca	50	Levi Strauss & Co., Sr. Notes, 12.25%, 12/15/12	50,750

Tobacco 0.1%
Ba3	75	DIMON, Inc., Sr. Notes, 9.625%, 10/15/11	78,000
B2	75	North Atlantic Trading Co., Sr. Notes, 9.25%, 3/1/12	73,500
Ba3	75	Standard Commercial Corp., Sr. Notes, 8.00%, 4/15/12	75,375

			226,875

Transportation
Ba3	75	Stena AB, (Sweeden), 7.50%, 11/1/13	72,375

Utilities 1.9%
B2	60	AES Corp., Sec’d. Notes, 8.75%, 5/15/13	65,550
B2	195	Sr. Notes, 9.375%, 9/15/10	211,575
Ba1	134	AES Eastern Energy LP, 9.00%, 1/2/17	149,817
B3	158	Allegheny Energy, 8.25%, 4/15/12	158,790

See Notes to Financial Statements.

40	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

B(#)		$115	Calpine Corp., Sec’d. Notes, 8.75%, 7/15/13	$92,000
Caa1		205	Sr. Notes, 8.50%, 2/15/11	128,125
			CMS Energy Corp., Sr. Notes,
B3		90	7.50%, 1/15/09	91,800
B3		50	8.50%, 4/15/11	52,500
B3		205	Dynegy Holdings, Inc., Sec’d. Notes, 10.125%, 7/15/13	226,012
Ba2		75	Endesa (Chile), Ser. W.I., 8.35%, 8/1/13	81,797
Ba2		150	8.625%, 8/1/15	166,332
Baa3		300	Entergy Gulf States, 1st Mortgage, FRN, 2.434%, 6/18/07(f)	300,340
Ba2		74	Homer City Funding LLC, Gtd. Notes, 8.137%, 10/1/19	79,819
Ba3		4	Midland Funding Corp, Sr. Sec’d. Notes, Ser. A, 11.75%, 7/23/05	4,796
			Midwest Generation LLC,
B2		50	8.56%, 1/2/16	52,000
B1		50	8.75%, 5/1/34	53,000
Caa3		20	Mirant Americas Generation LLC, Sr. Notes, 7.20%, 10/1/08(b)	15,800
Caa2		35	Mission Energy Holdings, Sec’d. Notes, 13.50%, 7/15/08	43,400
Ba2		60	Nevada Power Co., 6.50%, 4/15/12	59,400
Ba2		5	Notes, 10.875%, 10/15/09	5,750
NR	GBP	7	NoteCo Ltd., FRN, Notes, 7.02%, 6/30/25(f)	11,074
B2		$195	NRG Energy, Inc., Sec’d. Notes, 8.00%, 12/15/13	199,388
B2		50	Orion Power Holdings, Inc., Sr. Notes, 12.00%, 5/1/10	60,000
Ba2		50	Pacific Energy Partners LP, Sr. Notes, 7.125%, 6/15/14	51,500
Baa2		200	PP&L Capital Funding, Inc., Sr. Notes, 7.75%, 4/15/05	206,661

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	41

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Baa3	$300	PPL Capital Funding Trust, Gtd. Notes, 7.29%, 5/18/06	$314,678
B1	66	Reliant Energy-Mid Atlantic, Ser. B, 9.237%, 7/2/17	71,158
B1	95	Reliant Resources, Inc., Sec’d. Notes, 9.50%, 7/15/13	102,125
B2e	40	Sierra Pacific Resources, Sr. Notes, 8.625%, 3/15/14	41,400
Ba1	175	TECO Energy, Inc., Sr. Notes, 7.50%, 6/15/10	183,313
Ba3	75	TNP Enterprises, Inc., Sr. Sub. Notes, 10.25%, 4/1/10	81,000
Baa2	200	TXU Energy Co. LLC, FRN, Notes, 2.38%, 1/17/06(f)	199,893
Caa1	15	Utilicorp Canada Finance Corp., Gtd. Notes, 7.75%, 6/15/11	13,988
Caa1	130	Utilicorp, Sr. Notes, 9.95%, 2/1/11	131,950

			3,706,731

Waste Management 0.2%
		Allied Waste of North America, Inc., Sr. Notes,
Ba3	25	7.875%, 4/15/13	26,156
Ba3	320	8.50%, 12/1/08	348,000
Ba3	5	Sec’d. Notes, 6.50%, 11/15/10	4,950

			379,106

		Total corporate bonds	29,989,832

CONVERTIBLE BONDS 0.1%

Electronic Equipment & Instruments 0.1%
		Tyco International Group, SA,
Ba2	75	2.75%, 1/15/18	106,500
Ba2	25	3.125%, 1/15/23	38,250

			144,750

Telecommunications
B3	20	Nortel Networks Corp. 4.25%, 9/1/08	18,975

		Total convertible bonds	163,725

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

MORTGAGE-RELATED SECURITIES 0.6%
AAA(#)	$88	Mellon Residential Funding Corp., Ser. 199, Class A-3, 2.748%, 7/25/29	$87,879
Baa2	300	Pacific Gas & Electric Co., FRN, 1st Mortgage, 2.30%, 4/3/06(f)	300,144
NR	384	Quest Capital Funding, Inc., FRN, Gtd. Notes, 2.01%, 6/25/34(f)	382,284
NA	429	Vendee Mortgage Trust, FRN, Ser. 2000-1, Class 1A, 6.814%, 1/15/30(f)	447,594
Aaa	42	Washington Mutual, Ser. 2002-S2, Class 3A-1, 6.00%, 3/25/17	42,893

		Total mortgage-related securities	1,260,794

MUNICIPAL BONDS 1.6%
Aaa	400	Chicago Illinois, Project & Refunding, Ser. A, 5.00%, 1/1/41	389,660
Aa2	400	Florida St. Board of Ed., 5.00%, 6/1/32	399,472
Aaa	200	Georgia State Road. & Tollway Auth. Rev., 5.00%, 3/1/21	207,142
		Golden State Tobacco Settlement Rev.,
Baa2	250	6.25%, 6/1/33	227,130
Baa2	100	6.75%, 6/1/39	89,955
Aa2	500	Long Island College Hosp., Rev., FHA, Mtge., Ser. B, 8.90%, 8/15/30	566,630
Aaa	250	Massachusetts St. Water. Res. Auth., Ser. J, 5.00%, 8/1/32	248,195
		New Jersey, Tobacco Settlement Financing Corp.,
Baa2	300	6.00%, 6/1/37	241,587
Baa2	250	6.375%, 6/1/32	221,478
Aaa	400	San Antonio Water Rev., 5.00%, 5/15/25	402,032
Aaa	200	South Carolina St. Hwy., Ser. B, 5.00%, 4/1/17	212,278

		Total municipal bonds	3,205,559

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	43

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

U.S. GOVERNMENT AND AGENCY SECURITIES 4.8%
		Federal Home Loan Mortgage Corp.,
	$48	4.50%, 12/15/18(c)(d)	$47,832
	260	5.00%, 9/15/16(c)(d)	266,079
	447	6.00%, 9/1/22(c)(d)	462,334
	319	10.00%, 5/15/20(c)(d)	319,417
	32	FRN, 3.679%, 8/1/23(c)(d)(f)	33,208
		Federal National Mortgage Association,
	84	4.50%, 8/1/33(c)(d)	79,375
	102	5.00%, 1/1/19(c)(d)	102,746
	370	6.00%, 5/1/16 - 12/1/17(c)(d)	386,408
	120	6.50%, 9/1/05 - 1/1/16(c)(d)	125,914
	175	7.50%, 1/1/32(c)(d)	186,938
	67	8.00%, 8/25/22(c)(d)	71,076
	169	FRN, 4.128%, 5/1/36(c)(d)(f)	174,737
		Government National Mortgage Association,
	86	4.50%, 8/15/33 - 9/15/33(c)(d)	81,938
	18	4.75%, 9/20/22(c)(d)	18,699
	277	8.50%, 2/20/30 - 6/15/30(c)(d)	302,811
		United States Inflation Index Bonds,
	1,531	2.00%, 1/15/14(c)(d)	1,534,456
	218	3.875%, 4/15/29(c)(d)	275,958
		United States Treasury Bonds,
	575	7.50%, 11/15/16(c)(d)	716,773
	20	8.125%, 8/15/19(c)(d)	26,495
	1,300	8.875%, 8/15/17(c)(d)	1,800,702
	300	11.25%, 2/15/15(c)(d)	466,688
	400	12.00%, 8/15/13(c)(d)	527,688
		United States Treasury Notes,
	800	2.75%, 7/31/06(c)(d)	801,128
	300	3.875%, 5/15/09(c)(d)	302,731
	600	United States Treasury Strips, Zero Coupon, 11/15/16 - 2/15/22(c)(d)	244,336

		Total U.S. government and agency securities	9,356,467

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

FOREIGN GOVERNMENT SECURITIES 3.7%
Aaa	EUR	600	Deutsche Bundesrepublik (Germany), 6.50%, 7/4/27	$893,224
Aaa	EUR	1,000	France Government Bond, 5.00%, 4/25/12	1,283,532
Ba1		$300	Government of Panama, 9.625%, 2/8/11	336,750
Aa2	JPY	7,000	Italy Government International Bond, 5.00%, 12/15/04	63,947
			Republic of Brazil,
B2		$64	2.063%, 4/15/06 BRB	63,600
B2		539	8.00%, 4/15/14 BRB	509,804
B2		45	8.25%, 1/20/34	35,100
B2		55	10.00%, 8/7/11	55,138
B2		400	11.00%, 8/17/40	392,000
Baa3		400	Russian Government Bonds, (Step-Coupon) 5.00%, 3/31/30	367,240
Aaa	GBP	1,600	United Kingdom Treasury Bond, 5.00%, 9/7/14	2,889,148
Baa2		$325	United Mexican States, 5.875%, 1/15/14	318,500

			Total foreign government securities	7,207,983

	Units

WARRANTS (a)
		166	Gentek, Inc. Warrant B, expiring 10/31/08,	1,303
		81	Gentek, Inc. Warrant C, expiring 10/31/10,	413
		776	McLeodUSA, Inc. expiring 4/16/07,	101
		300,000	United Mexican States, Ser. C expiring 6/30/05,	6,000
		300,000	United Mexican States, Ser. D expiring 6/30/06,	6,000
		300,000	United Mexican States, Ser. E expiring 6/30/07,	4,950

			Total warrants	18,767

			Total long-term investments (cost $114,572,347)	125,538,727

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	45

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

SHORT-TERM INVESTMENTS 35.9%

COMMERCIAL PAPER 27.6%
P-1	$450	Altria GRP, FRN 1.83%, 1 0/29/04(f)	$450,000
P-1	2,000	ANZ, Inc. (Delaware), Disc. Note, 1.576%, 10/26/04	1,992,499
P-1	300	ASB Bank Ltd., Disc. Note, 1.499%, 9/29/04	299,265
P-1	2,000	Bank of Ireland, Disc. Note, 1.289%, 9/3/04	1,997,644
		Barclays US Funding, Disc. Note,
P-1	100	1.214%, 8/23/04	99,926
P-1	1,000	1.286%, 9/21/04	998,187
		CBA (DE) Finance, Disc. Note,
P-1	1,500	1.179%, 8/10/04	1,499,568
P-1	100	1.143%, 8/9/04	99,975
P-1	500	1.214%, 8/23/04	499,630
P-1	100	1.530% - 2.65%, 10/15/04	99,683
		CDC Disc. Note,
P-1	800	1.104%, 8/4/04	799,927
P-1	1,400	1.486%, 10/5/04	1,396,259
		Danske Corp., Disc. Note,
P-1	200	1.265%, 9/14/04	199,692
P-1	300	1.276%, 9/20/04	299,471
P-1	100	1.516%, 10/12/04	99,698
P-1	1,600	1.526%, 10/18/04	1,594,731
P-1	2,000	Dexia Delaware LLC, Disc. Note, 1.566%, 10/25/04	1,992,633
		DNB Bank, Disc. Note,
P-1	2,000	1.266%, 9/20/04	1,996,500
		General Electric Capital Corp., Disc. Note,
P-1	600	1.305%, 9/8/04	599,177
P-1	1,500	1.486%, 9/15/04	1,497,225
P-1	100	General Motors Corp., Disc. Note, 2.540%, 4/5/05	98,288
		HBOS Treasury Services, Disc. Note,
P-1	100	1.121%, 8/2/04	99,997
P-1	600	1.254%, 8/25/04	599,500
P-1	1,000	1.393%, 9/8/04	998,533
P-1	500	1.649%, 10/26/04	498,041

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

		ING U.S. Funding LLC, Disc. Note,
P-1	$1,100	1.413%, 9/10/04	$1,098,277
P-1	1,100	1.511%, 10/1/04	1,097,195
P-1	3,100	KFW International Finance, Disc. Note, 1.100%, 8/10/04	3,099,150
P-1	200	Lloyds TSB Bank PLC, Disc. Note, 1.536%, 10/22/04	199,303
P-1	2,000	Nestle Capital, Disc. Note, 1.134%, 8/30/04	1,998,179
P-1	700	Noreda North America, Inc. Disc. Note, 1.500%, 9/27/04	698,343
		Pfizer, Inc., Disc. Note,
P-1	2,000	1.418%, 9/17/04	1,996,305
P-1	1,200	Rabobank Nederland, Disc. Note, 1.245%, 9/13/04	1,198,223
		Royal Bank of Scotland PLC, Disc. Note,
P-1	2,000	1.546%, 10/19/04	1,993,241
P-1	500	1.607%, 10/29/04	498,022
		Shell Finance UK PLC, Disc. Note,
P-1	1,200	1.233%, 8/11/04	1,199,590
P-1	1,000	1.245%, 9/14/04	998,484
P-1	1,500	Spintab AB, Disc. Note, 1.265%, 9/8/04	1,498,005
		Svenska Handelsbank, Disc. Note,
P-1	200	1.093%, 8/5/04	199,976
P-1	1,300	1.254%, 9/1/04	1,298,601
P-1	100	1.301%, 9/24/04	99,806
P-1	600	1.395%, 9/13/04	599,004
P-1	700	Swedbank, Disc. Note, 1.250%, 9/14/04	698,935
P-1	2,000	Swedish National Housing, Disc. Note, 1.536%, 10/20/04	1,993,200
P-1	2,100	Total Fina Elf Capital, Disc. Note, 1.310%, 8/2/04	2,099,923
P-1	2,000	Toyota Motor Credit Corp., Disc. Note, 1.395%, 9/15/04	1,996,525
		UBS Finance (DE) LLC, Disc. Note,
P-1	700	1.135%, 9/7/04	699,027
P-1	500	1.345%, 9/8/04	499,293
P-1	1,100	1.576%, 10/25/04	1,095,922

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	47

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

P-1	$2,000	Unicredit DE, Inc., Disc. Note, 1.476%, 9/14/04	$1,996,407
P-1	1,600	Westpac Capital Corp., Disc. Note, 1.094%, 8/12/04	1,599,467
P-1	100	Westpac Trust Disc. Note, 1.219%, 8/24/04	99,922
P-1	500	1.526%, 10/15/04	498,417

		Total commercial paper	53,852,791

U.S. GOVERNMENT AND AGENCY SECURITIES 1.7%
	200	Federal Home Loan Mortgage Corp. 1.22%, 8/12/04(c)(d)	199,925
	700	1.53%, 10/19/04(c)(d)	697,661
	700	Federal National Mortgage Association, 1.23%, 9/1/04(c)(d)	699,262
	1,300	1.54%, 10/20/04(c)(d)	1,295,572
	405	United States Treasury Bill 1.14%, 9/2/04(c)(d)	404,573

		Total U.S. government and agency securities	3,296,993

REPURCHASE AGREEMENT 1.3%
	2,600	Credit Suisse First Boston Corp. 1.30%, 8/2/04(e)	2,600,000

	Shares

MUTUAL FUND 5.3%
	10,187,837	Dryden Core Investment Fund—Taxable Money Market Series; Note 3	10,187,837

		Total short-term investments (cost $69,937,640)	69,937,621

Contracts

OUTSTANDING OPTIONS PURCHASED

Put Options
	7	Euribor Futures, expiring 12/13/04 @ $94.5	105
	25	Euro Futures, expiring 3/14/05 @ $93.25	313

			418

See Notes to Financial Statements.

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Notional Amount (000)		Description	Value (Note 1)

SWAP OPTIONS

Call Options
	$500	Swap Option 3 month LIBOR, expiring 4/29/39 @ 5.75%	$23,493

Put Options
	500	Swap Option 3 month LIBOR, expiring 4/29/39 @ 6.25%	29,907

		Total outstanding options purchased (cost $61,983)	53,818

		Total Investments, Before Outstanding Options Written and Securities Sold Short 100.2% (cost $184,571,970)	195,530,166

Contracts

OUTSTANDING OPTIONS WRITTEN

Call Options
	(16)	United States Treasury Notes 10 yr. Futures, expiring 8/27/04 @ $115.00	(250)

Put Options
	(5)	90 Day LIBOR, expiring 12/21/05 @ $94.25	(3,694)

Notional Amount (000)

SWAP OPTIONS

Call Options
	$(1,100)	Swap Option 3 month LIBOR, expiring 10/7/04 @ 3.80%	(179)
	(1,300)	Swap Option 3 month LIBOR, expiring 10/31/05 @ 4.00%	(5,106)
	(2,900)	Swap Option 3 month LIBOR, expiring 7/5/13 @ 4.00%	(12,493)
	(3,000)	Swap Option 3 month LIBOR, expiring 9/23/05 @ 4.00%	(11,265)

			(29,043)

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	49

Portfolio of Investments

as of July 31, 2004 Cont’d.

Notional Amount (000)		Description	Value (Note 1)

Put Options
	$(1,100)	Swap Option 3 month LIBOR, expiring 10/7/04 @ 6.00%	$(92)
	(1,300)	Swap Option 3 month LIBOR, expiring 10/31/05 @ 7.00%	(5,521)
	(2,900)	Swap Option 3 month LIBOR, expiring 7/5/13 @ 6.00%	(61,042)
	(3,000)	Swap Option 3 month LIBOR, expiring 9/23/05 @ 7.00%	(10,503)

			(77,158)

		Total outstanding options written (premiums received $314,079)	(110,145)

Principal Amount (000)

SECURITIES SOLD SHORT (1.7)%
	(500)	Federal National Mortgage Association, TBA, 4.50%, 8/1/33	(472,031)
		United States Treasury Notes,
	(1,000)	3.875%, 2/15/13	(966,367)
	(1,400)	4.00%, 11/15/12	(1,369,813)
	(500)	4.375%, 5/15/07	(517,891)

		Total securities sold short (proceeds $3,314,079)	(3,326,102)

		Total Investments, Net of Outstanding Call Options Written and Securities Sold Short 98.5% (cost $180,943,812)	192,093,919
		Other assets in excess of liabilities 1.5%	2,995,818

		Net Assets 100.0%	$195,089,737

See Notes to Financial Statements.

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(a)	Non-income producing security.
(b)	Represents issuer in default on interest payments, non-income producing security.
(c)	Pledged as initial margin on financial futures contracts, short sells, and written options.
(d)	All or a portion of security segregated as collateral for TBA.
(e)	Credit Suisse First Boston Corporation Repurchase Agreement dated 7/30/04; due 8/2/04 in the amount of $2,600,282. Cost $2,600,000 collateralized by United States Treasury Bill 1.455% due 11/18/04; value including accrued interest—$2,673,000.
(f)	Rate shown reflects current rate on variable rate instrument.
#	S&P rating

ADR—American Depository Receipt.

BRB—Brady Bond.

EUR—Euro Dollar

FHA—Federal Housing Administration.

FRN— Floating Rate Note.

GBP—Great British Pounds

JPY—Japanese Yen

MTN—Medium-Term Note.

TBA—Securities purchased (sold) on a forward commitment basis.

The Fund’s current Prospectus contains a description of Moody’s and Standard and Poor’s ratings.

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	51

Portfolio of Investments

as of July 31, 2004 Cont’d.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2004 was as follows:

Commercial Paper	27.6%
U.S. Government and Agency Securities	6.5
Mutual Funds	5.3
Foreign Government Securities	3.7
Oil & Gas	3.5
Insurance	2.4
Pharmaceuticals	2.1
Diversified Financial Services	2.0
Energy Equipment & Services	1.9
Utilities	1.9
Software	1.7
Telecommunications	1.7
Capital Markets	1.6
Health Care Providers & Services	1.6
Media	1.6
Municipal Bonds	1.6
Semiconductors & Semiconductor Equipment	1.6
Repurchase Agreements	1.3
Specialty Retail	1.3
Commercial Services & Supplies	1.2
Aerospace & Defense	1.1
Computers & Peripherals	1.1
Hotels, Restaurants & Leisure	1.1
Biotechnology	1.0
Chemicals	1.0
Electric Utilities	1.0
Industrial Conglomerates	1.0
Retail	1.0
Food & Staples Retailing	0.9
Health Care	0.9
Communications Equipment	0.8
Diversified Telecommunication Services	0.8
Electronic Equipment & Instruments	0.8
Commercial Banks	0.7
Health Care Equipment & Supplies	0.7
Paper & Forest Products	0.7
Real Estate Investment Trusts	0.7
Cable	0.6
Diversified Manufacturing	0.6
Financial Services	0.6
Internet Software & Services	0.6
Mortgage Related Securities	0.6
Automobiles	0.5
Commercial Services	0.5
Consumer Finance	0.5
Containers	0.5

See Notes to Financial Statements.

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Gaming	0.5%
Household Durables	0.5
Household Products	0.5
Internet & Catalog Retail	0.5
Paper & Packaging	0.5
Banks	0.4
Multi-utilities	0.4
Office Electronics	0.4
Personal Products	0.4
Tobacco	0.4
Building & Construction	0.3
Recreation	0.3
Steel & Metals	0.3
Wireless Telecommunication Services	0.3
Food & Beverages	0.2
Mining	0.2
Multiline Retail	0.2
Waste Management	0.2
Airlines	0.1
Aluminum	0.1
Apparel	0.1
Automotive Parts	0.1
Building Products	0.1
Computer Services	0.1
Electronics	0.1
Exchange Traded Funds	0.1
Homebuilding	0.1
Hotels	0.1
Leisure Equipment & Products	0.1
Semiconductors	0.1
Transportation	0.1
Gas Utilities	0.0	*
Machinery	0.0	*
Office Equipment & Supplies	0.0	*
Publishing	0.0	*
Schools	0.0	*
Textiles, Apparel & Luxury Goods	0.0	*
Warrants	0.0	*
Outstanding Options Purchased	0.0	*
Outstanding Options Written	0.0	*
Securities Sold Short	-1.7

	98.5
Other assets in excess of liabilities	1.5

	100.0%

*	Amount represents less than 0.1% of net assets.

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	53

Statement of Assets and Liabilities

July 31, 2004

Assets
Investments, at value (cost $ 184,571,970)	$195,530,166
Cash	3,589,657
Foreign currency, at value (cost $ 400,022)	396,227
Receivable for investments sold	10,186,568
Interest and dividends receivable	954,237
Unrealized appreciation on swap agreements	242,600
Due from broker—variation margin	173,696
Receivable for Fund shares sold	144,379
Premium paid for interest rate swap	86,565
Unrealized appreciation on forward foreign currency contracts	34,300
Receivable for foreign tax reclaim	7,719
Prepaid expenses and other assets	3,622

Total assets	211,349,736

Liabilities
Payable for investments purchased	11,487,663
Securities sold short, at value (proceeds $ 3,314,079)	3,326,102
Premium received for interest rate swap	576,862
Payable for Fund shares reacquired	205,525
Accrued expenses and other liabilities	149,695
Distribution fee payable	138,342
Unrealized depreciation on swap agreements	133,878
Management fee payable	124,479
Outstanding options written (premium received $ 314,079)	110,145
Deferred trustee’s fees	7,035
Unrealized depreciation on forward foreign currency contracts	273

Total liabilities	16,259,999

Net Assets	$195,089,737

Net assets were comprised of:
Shares of beneficial interest, at par	$18,585
Paid-in capital, in excess of par	182,382,656

182,401,241
Undistributed net investment income	379,280
Accumulated net realized gain on investments and foreign currency transactions	776,825
Net unrealized appreciation on investments and foreign currency transactions	11,532,391

Net assets, July 31, 2004	$195,089,737

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share ($36,307,121 ÷ 3,453,399 shares of beneficial interest issued and outstanding)	$10.51
Maximum sales charge (5.5% of offering price)	0.61

Maximum offering price to public	$11.12

Class B:
Net asset value, offering price and redemption price per share ($110,139,985 ÷ 10,496,980 shares of beneficial interest issued and outstanding)	$10.49

Class C:
Net asset value, offering price and redemption price per share ($43,375,364 ÷ 4,134,135 shares of beneficial interest issued and outstanding)	$10.49

Class Z:
Net asset value, offering price and redemption price per share ($5,267,267 ÷ 500,582 shares of beneficial interest issued And outstanding)	$10.52

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	55

Statement of Operations

Year Ended July 31, 2004

Net Investment Income
Income
Interest (net of foreign withholding taxes of $1,008)	$4,798,976
Dividends (net of foreign withholding taxes of $10,869)	852,070

Total income	5,651,046

Expenses
Management fee	1,377,525
Distribution fee—Class A	81,776
Distribution fee—Class B	1,043,090
Distribution fee—Class C	419,385
Custodian’s fees and expenses	355,000
Transfer agent’s fees and expenses	193,000
Registration fees	73,000
Reports to shareholders	70,000
Legal fees	35,000
Audit fee	17,000
Trustees’ fees	13,000
Miscellaneous	13,493

Total expenses	3,691,269

Net investment income	1,959,777

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	10,065,468
Options written	172,338
Short sales	(3,603)
Foreign currency transactions	155,384
Futures	210,157
Swaps	525,114

11,124,858

Net change in unrealized appreciation (depreciation) on:
Investments	2,050,419
Foreign currencies	93,739
Financial futures contracts	943,264
Short sales	(77,284)
Options written	219,022
Swaps	(989,047)

2,240,113

Net gain on investments	13,364,971

Net Increase In Net Assets Resulting From Operations	$15,324,748

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2004	2003
Increase In Net Assets
Operations
Net investment income	$1,959,777	$2,815,194
Net realized gain (loss) on investments and foreign currency transactions	11,124,858	(3,296,504)
Net change in unrealized appreciation (depreciation) of investments and foreign currencies	2,240,113	17,118,986

Net increase in net assets resulting From operations	15,324,748	16,637,676

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(576,932)	(577,876)
Class B	(1,080,185)	(1,409,176)
Class C	(438,054)	(559,913)
Class Z	(95,908)	(88,665)

Total dividends from net investment income	(2,191,079)	(2,635,630)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	68,272,778	61,300,206
Net asset value of shares issued in reinvestment of dividends and distributions	1,996,741	2,448,027
Cost of shares reacquired	(46,848,589)	(35,959,740)

Net increase in net assets from Fund share transactions	23,420,930	27,788,493

Total increase	36,554,599	41,790,539

Net Assets
Beginning of year	158,535,138	116,744,599

End of year(a)	$195,089,737	$158,535,138

(a) Includes undistributed net investment income of:	$379,280	$350,369

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	57

Notes to Financial Statements

Strategic Partners Asset Allocation Funds (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Strategic Partners Conservative Growth Fund (the “Fund”), Strategic Partners Moderate Growth Fund and Strategic Partners High Growth Fund. These financial statements relate only to Strategic Partners Conservative Growth Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

Jennison Associates LLC (“Jennison”), Prudential Investment Management, Inc. (“PIM”), Pacific Investment Management Company LLC, RS Investment Management, L.P. and EARNEST Partners, LLC are the Fund’s “Advisers”.

The investment objective of the Fund is to provide current income and a reasonable level of capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of debt obligations and equity securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the Advisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities

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for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days are valued at current market quotation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	59

Notes to Financial Statements

Cont’d

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy on the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

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The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as in unrealized appreciation and/or depreciation on forward foreign currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly, and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	61

Notes to Financial Statements

Cont’d

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities.

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A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

Swaps: The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest and may involve payment/receipt of a premium at the time of initiation of the swap agreement. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Written options, future contracts, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	63

Notes to Financial Statements

Cont’d

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Advisers’ performance of all investment advisory services. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. Effective June 1, 2004 the management fee paid to PI is computed daily and payable monthly at an annual rate of 0.75 of 1% of average daily net assets up to $500 million, 0.70 of 1% of average daily net assets for the next $500 million and 0.65 of 1% of average daily net assets in excess of $1 billion. Prior to June 1, 2004 the management fee was 0.75 of 1% of average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended July 31, 2004.

PIMS has advised the Fund that it has received approximately $354,900 and $33,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended July 31, 2004. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

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PIMS has advised the Fund that for the year ended July 31, 2004, it has received approximately $192,500 and $30,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

Jennison, PIMS, PIM and PI are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The SCA provided for a commitment of $800 million, through April 30, 2004, and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 1, 2004, the commitment provided by the SCA was reduced to $500 million and the SCA was renewed under the same terms and conditions. The expiration date of the renewed SCA is October 29, 2004. Interest on any borrowings will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended July 31, 2004.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended July 31, 2004, the Fund incurred fees of approximately $137,400 for the services of PMFS. As of July 31, 2004, approximately $11,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out–of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The Fund incurred approximately $26,100 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”), an affiliate of PI, was approximately $17,800 for the year ended July 31, 2004. As of July 31, 2004, approximately $1,600 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended July 31, 2004, Wachovia earned $1,527 and Prudential Equity Group, a wholly owned subsidiary of Prudential, earned $60 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	65

Notes to Financial Statements

Cont’d

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, formally known as Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. For the year ended July 31, 2004, the Fund earned income of approximately $76,300 from the Series by investing its excess cash.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short -term investments, for the year ended July 31, 2004, aggregated $222,950,677 and $263,656,203 respectively.

At July 31, 2004, the Fund had outstanding forward currency contracts to purchase and sell foreign currencies, as follows:

Foreign Currency Purchase Contracts	Value at Settlement Date Payable	Value at July 31, 2004	Unrealized Appreciation (Depreciation)
Euros,
56,000 Expiring 8/23/04	$67,489	$67,421	$(68)
Japanese Yen
5,995,000 Expiring 8/06/04	53,477	53,444	(33)

			$(101)

Foreign Currency Sale Contracts	Value at Settlement Date Receivable	Value at July 31, 2004	Unrealized Appreciation (Depreciation)
Euros,
53,064 Expiring 8/02/04	$63,715	$63,887	$(172)
985,000 Expiring 8/23/04	1,217,859	1,185,890	31,969
Japanese Yen
8,000,000 Expiring 8/25/04	74,109	71,778	2,331

			$34,128

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During the year ended July 31, 2004 the Fund entered into financial futures contracts. Details of open contracts at July 31, 2004 were as follows:

Number of Contracts	Type	Expiration Date	Value at July 31, 2004	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
171	5 Yr. US T-Note	Sep. 2004	$18,724,500	$18,467,016	$257,484
94	10 Yr. US T-Note	Dec. 2004	10,293,000	10,284,281	8,719
26	90 Day Euro	Dec. 2004	6,346,600	6,402,825	(56,225)
20	90 Day Euro	Dec. 2005	4,811,250	4,793,500	17,750
15	3 Mo. Euribor	Dec. 2004	4,411,194	4,409,884	1,310
12	Euro-BOBL	Sep. 2004	1,603,371	1,589,319	14,052
11	3 Mo. Euribor	Jun. 2005	3,220,639	3,233,832	(13,193)
10	2 Yr. US T-Note	Sep. 2004	2,111,250	2,092,500	18,750
9	Euro-BOBL	Sep. 2004	1,237,961	1,217,721	20,240
3	90 Day GBP LIBOR	Mar. 2005	645,094	655,876	(10,782)
2	5 Yr. US T-Note	Dec. 2004	217,156	215,672	1,484
1	90 Day Euro	Jun. 2008	236,900	236,525	375
1	90 Day Euro	Sep. 2008	236,650	236,213	437
1	90 Day Euro	Dec. 2008	236,400	235,937	463
1	90 Day Euro	Mar. 2009	236,188	235,700	488

					$261,352

	Short Positions:
17	US T-Bond	Sep. 2004	$1,839,719	$1,779,063	$(60,656)
8	10 Yr. US T-Bond	Sep. 2004	885,750	885,750	—

					$(60,656)

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	67

Notes to Financial Statements

Cont’d

The Fund entered into interest rate swap agreements during the year ended July 31, 2004. Details of the swap agreements outstanding as of July 31, 2004 were as follows:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. Inc.(b)	3/17/2005	GBP	400	4.25%	6 month LIBOR	$(2,990)
Morgan Stanley & Co. Inc.	10/5/04	USD	1,500	N/A	1 month USD LIBOR - BBA	6,543
JP Morgan(b)	3/15/2007	EUR	1,200	4.00%	6 month LIBOR	(3,703)
Merrill Lynch & Co.(b)	3/15/2007	EUR	100	4.00%	6 month LIBOR	430
Barclay's Capital(b)	3/15/2007	EUR	300	4.00%	6 month LIBOR	585
Goldman Sachs(b)	12/15/2007	USD	1,500	4.00%	3 month LIBOR	(4,548)
Barclay's Capital(b)	12/21/2007	EUR	1,000	4.00%	6 month LIBOR	(4,347)
Goldman Sachs(b)	12/21/2007	EUR	1,000	4.00%	6 month LIBOR	(7,219)
UBS Warburg LLC(b)	12/15/2009	USD	3,600	4.00%	3 month LIBOR	(15,876)
JP Morgan(b)	12/15/2009	USD	900	4.00%	3 month LIBOR	16,493
Merrill Lynch & Co.(b)	12/15/2009	USD	1,100	4.00%	3 month LIBOR	523
Goldman Sachs(b)	12/15/2009	USD	3,100	4.00%	3 month LIBOR	2,869
Goldman Sachs(b)	12/15/2014	USD	2,400	5.00%	3 month LIBOR	70,692
UBS Warburg LLC(a)	12/15/2014	EUR	3,700	5.00%	6 month EURIBOR	(86,559)
Bank of America Securities LLC(b)	12/15/2014	USD	4,200	5.00%	3 month LIBOR	127,491
Barclay's Capital(a)	6/19/2034	GBP	500	5.00%	6 month LIBOR	(1,369)
JP Morgan(b)	6/18/2034	EUR	700	6.00%	6 month LIBOR	4,483

						$103,498

(a)	Fund pays the fixed rate and receives the floating rate.
(b)	Fund pays the floating rate and receives the fixed rate.

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The Fund entered into credit default swap agreements during the year ended July 31, 2004. Details of the swap agreements outstanding as of July 31, 2004 were as follows:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. Inc.(a)	12/20/2008	$200	0.26%	Allstate Insurance 6.125%, 2/15/12	$(152)
Merrill Lynch & Co.(a)	12/20/2008	100	0.32%	Ingersoll Rand 6.48%, 6/1/25	144
Morgan Stanley & Co. Inc.(a)	12/20/2008	100	0.21%	Emerson 4.625%, 10/15/12	101
Barclay's Bank PLC(a)	12/20/2008	200	0.16%	Eli Lilly 6.00%, 3/15/12	(115)
Bank of America Securities LLC(a)	12/20/2008	100	0.13%	E.I. Dupont 6.875%, 10/15/09	232
Bear Stearns & Co.(a)	12/20/2008	200	0.32%	Hewlett Packard 6.50%, 7/01/12	(356)
Lehman Brothers Inc.(a)	12/20/2008	200	0.11%	Johnson & Johnson 3.80%, 5/15/13	(105)
Lehman Brothers Inc.(a)	12/20/2008	200	0.12%	Home Depot 5.375%, 4/01/06	139
Citigroup Global Partners Inc.(a)	12/20/2008	100	0.29%	Federal Express 7.25%, 2/15/11	346
Lehman Brothers Inc.(a)	12/20/2008	100	0.29%	Whirlpool 8.60%, 5/1/10	1,509
Citigroup Global Partners Inc.(a)	12/20/2008	200	0.28%	Eaton Vance 5.75%, 7/15/12	(438)
Citigroup Global Partners Inc.(a)	12/20/2008	300	0.14%	Wal-Mart 6.875%, 8/10/09	67
UBS Warburg LLC(a)	12/20/2008	300	0.35%	AutoZone 5.875%, 10/15/12	4,380
Lehman Brothers Inc.(a)	12/20/2008	100	0.24%	Costco 5.50%, 3/15/07	(147)
Lehman Brothers Inc.(a)	12/20/2008	100	0.35%	Masco 5.875%, 7/15/12	242
Lehman Brothers Inc.(a)	12/20/2008	100	0.35%	RadioShack 7.375%, 5/15/11	55
Barclay's Bank PLC(a)	12/20/2008	100	0.67%	Walt Disney 6.375%, 3/1/12	(812)
Lehman Brothers Inc. (a)	12/20/2008	100	0.48%	Northrop Grumman 7.1425%, 2/15/11	(351)
Lehman Brothers Inc.(a)	12/20/2008	100	0.53%	Lockheed Martin 8.20%, 12/1/09	(491)
Lehman Brothers Inc.(a)	12/20/2008	100	0.97%	Goodrich 7.625%, 12/15/12	(1,438)
Lehman Brothers Inc.(a)	6/20/2009	500	0.40%	Peoples Republic of China 6.80%, 05/23/11	(1,461)
Bear Stearns & Co.(b)	6/20/2005	2,000	0.69%	General Motors 7.125%, 07/15/13	4,723
Bear Stearns & Co.(a)	6/20/2005	2,000	0.55%	General Motors Accept. Corp. 6.875%, 08/28/12	(1,401)
Barclay's Bank PLC(a)	12/20/2008	100	0.67%	Clear Channel 7.65%, 9/15/10	553

					$5,224

(a)	Fund pays the fixed rate and receives payment in the event of default by the underlying issuer of the bond.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	69

Notes to Financial Statements

Cont’d

Transactions in options written during the year ended July 31, 2004, were as follows:

	Number of Contracts/ Notional Amount	Premiums Received
Options outstanding at July 31, 2003	9,500,047	$262,348
Options written	9,400,123	229,973
Options closed	(1,400,016)	(28,940)
Options expired	(900,133)	(149,302)

Options outstanding at July 31, 2004	16,600,021	$314,079

Note 5. Distributions and Tax Information

In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income (loss) and accumulated net realized gain (loss) on investments.

For the year ended July 31, 2004, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain by $260,213 due to the federal income tax treatment of net foreign exchange losses, swaps and certain other differences between financial and tax reporting. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended July 31, 2004 and July 31, 2003, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $2,191,079 and $2,635,630 of ordinary income, respectively.

As of July 31, 2004, the accumulated undistributed earnings on a tax basis were $503,135 of ordinary income and $1,744,459 of long-term capital gains. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to reclass of net foreign currency gains / losses and other cumulative timing differences. The Fund utilized approximately $8,191,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2004.

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The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of July 31, 2004 were follows:

Tax Basis	Appreciation	(Depreciation)	Other Cost Basis Adjustments	Total Net Unrealized Appreciation/ (Depreciation)
$185,343,222	$13,181,282	$(2,994,338)	$253,958	$10,440,902

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables, payables and swaps.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares purchased on or after March 15, 2004 are subject to a maximum front-end sales charge of 5.50%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Prior to March 15, 2004, Class A shares were sold with a front-end sales charge of upto 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge and the CDSC for Class C shares will be 12 months from the date of purchase. Prior to February 2, 2004, Class C shares were sold with a front-end sales charge of 1% and a CDSC of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	71

Notes to Financial Statements

Cont’d

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2004:
Shares sold	1,599,242	$16,662,932
Shares issued in reinvestment of dividends and distributions	50,872	530,296
Shares reacquired	(1,111,788)	(11,545,933)

Net increase in shares outstanding before conversion	538,326	5,647,295
Shares issued upon conversion from class B	97,569	1,018,465

Net increase in shares outstanding	635,895	$6,665,760

Year ended July 31, 2003:
Shares sold	1,196,466	$11,024,460
Shares issued in reinvestment of dividends and distributions	60,444	543,632
Shares reacquired	(850,398)	(7,761,724)

Net increase in shares outstanding before conversion	406,512	3,806,368
Shares issued upon conversion from class B	113,835	1,041,022

Net increase in shares outstanding	520,347	$4,847,390

Class B
Year ended July 31, 2004:
Shares sold	2,995,449	$31,176,646
Shares issued in reinvestment of dividends and distributions	97,295	1,013,655
Shares reacquired	(1,785,062)	(18,629,690)

Net increase in shares outstanding before conversion	1,307,682	13,560,611
Shares reacquired upon conversion from class A	(97,799)	(1,018,465)

Net increase in shares outstanding	1,209,883	$12,542,146

Year ended July 31, 2003:
Shares sold	3,131,020	$28,353,677
Shares issued in reinvestment of dividends and distributions	148,463	1,331,076
Shares reacquired	(1,711,265)	(15,487,299)

Net increase in shares outstanding before conversion	1,568,218	14,197,454
Shares reacquired upon conversion from class A	(114,120)	(1,041,022)

Net increase in shares outstanding	1,454,098	$13,156,432

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Class C	Shares	Amount
Year ended July 31, 2004:
Shares sold	1,466,771	$15,247,425
Shares issued in reinvestment of dividends and distributions	35,157	364,536
Shares reacquired	(1,228,827)	(12,719,029)

Net increase in shares outstanding	273,101	$2,892,932

Year ended July 31, 2003:
Shares sold	2,126,298	$19,232,973
Shares issued in reinvestment of dividends and distributions	54,807	491,924
Shares reacquired	(1,212,399)	(11,057,877)

Net increase in shares outstanding	968,706	$8,667,020

Class Z
Year ended July 31, 2004:
Shares sold	487,029	$5,185,775
Shares issued in reinvestment of dividends and distributions	8,402	88,254
Shares reacquired	(376,938)	(3,953,937)

Net increase in shares outstanding	118,493	$1,320,092

Year ended July 31, 2003:
Shares sold	300,334	$2,689,096
Shares issued in reinvestment of dividends and distributions	9,056	81,395
Shares reacquired	(182,773)	(1,652,840)

Net increase in shares outstanding	126,617	$1,117,651

Note 7. Change in Independent Registered Public Accounting Firm (Unaudited)

PricewaterhouseCoopers LLP was previously the Independent Registered Public Accounting Firm for the Fund. The decision to change the Independent Registered Public Accounting Firm was approved by the Audit Committee and by the Board of Trustees in a meeting held on September 2, 2003, resulting in KPMG LLP’s appointment as Independent Registered Public Accounting Firm of the Trust.

The reports on the financial statements of the Fund audited by PricewaterhouseCoopers LLP through the year ended July 31, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	73

Financial Highlights

Class A
Year Ended July 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.71

Income (loss) from investment operations
Net investment income	.17
Net realized and unrealized gain (loss) on investment transactions	.82

Total from investment operations	.99

Less Distributions
Dividends from net investment income	(.19)
Distributions from net realized gains on investments	—

Total dividends and distributions	(.19)

Net asset value, end of year	$10.51

Total Return(a)	10.18%
Ratios/Supplemental Data:
Net assets, end of year (000)	$36,307
Average net assets (000)	$32,710
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	1.42%
Expenses, excluding distribution and service (12b-1) fees	1.17%
Net investment income(loss)	1.67%
For Class A, B and C shares:
Portfolio turnover rate	160%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported an includes reinvestment of dividends and distributions.
*	Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31,2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and decrease the ratio of net investment income from 2.72% to 2.71%. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class A
Year Ended July 31,
2003	2002*	2001	2000

$8.81	$9.95	$11.06	$10.36

.24	.26	.37	.37
.89	(1.15)	(.30)	.82

1.13	(.89)	.07	1.19

(.23)	(.25)	(.36)	(.37)
—	—	(.82)	(.12)

(.23)	(.25)	(1.18)	(.49)

$9.71	$8.81	$9.95	$11.06

13.08%	(9.10)%	1.00%	11.73%

$27,364	$20,234	$16,760	$14,514
$22,847	$18,414	$15,985	$12,535

1.51%	1.62%	1.72%	1.73%
1.26%	1.37%	1.47%	1.48%
2.66%	2.71%	3.61%	3.46%

269%	338%	334%	244%

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	75

Financial Highlights

Cont’d

Class B
Year Ended July 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.69

Income (loss) from investment operations
Net investment income	.10
Net realized and unrealized gain (loss) on investment transactions	.81

Total from investment operations	.91

Less Distributions
Dividends from net investment income	(.11)
Distributions from net realized gains on investments	—

Total dividends and distributions	(.11)

Net asset value, end of year	$10.49

Total Return(a)	9.40%
Ratios/Supplemental Data:
Net assets, end of year (000)	$110,140
Average net assets (000)	$104,309
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	2.17%
Expenses, excluding distribution and service (12b-1) fees	1.17%
Net investment income(loss)	.93%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported an includes reinvestment of dividends and distributions.
*	Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31,2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class B
Year Ended July 31,
2003	2002*	2001	2000

$8.79	$9.93	$11.05	$10.35

.18	.19	.29	.29
.88	(1.15)	(.29)	.82

1.06	(.96)	—	1.11

(.16)	(.18)	(.30)	(.29)
—	—	(.82)	(.12)

(.16)	(.18)	(1.12)	(.41)

$9.69	$8.79	$9.93	$11.05

12.27%	(9.81)%	.34%	10.89%

$90,029	$68,841	$62,177	$43,838
$78,562	$67,736	$52,433	$36,574

2.26%	2.37%	2.47%	2.48%
1.26%	1.37%	1.47%	1.48%
1.93%	1.97%	2.84%	2.70%

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	77

Financial Highlights

Cont’d

Class C
Year Ended July 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.69

Income (loss) from investment operations
Net investment income	.10
Net realized and unrealized gain (loss) on investment transactions	.81

Total from investment operations	.91

Less Distributions
Dividends from net investment income	(.11)
Distributions from net realized gains on investments	—

Total dividends and distributions	(.11)

Net asset value, end of year	$10.49

Total Return(a)	9.40%
Ratios/Supplemental Data:
Net assets, end of year (000)	$43,375
Average net assets (000)	$41,938
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	2.17%
Expenses, excluding distribution and service (12b-1) fees	1.17%
Net investment income(loss)	.94%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
*	Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class C
Year Ended July 31,
2003	2002*	2001	2000

$8.79	$9.93	$11.05	$10.35

.17	.19	.29	.28
.89	(1.15)	(.29)	.83

1.06	(.96)	—	1.11

(.16)	(.18)	(.30)	(.29)
—	—	(.82)	(.12)

(.16)	(.18)	(1.12)	(.41)

$9.69	$8.79	$9.93	$11.05

12.27%	(9.81)%	.34%	10.89%

$37,429	$25,419	$14,626	$11,301
$31,449	$18,350	$12,763	$12,954

2.26%	2.37%	2.47%	2.48%
1.26%	1.37%	1.47%	1.48%
1.91%	1.97%	2.84%	2.63%

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	79

Financial Highlights

Cont’d

Class Z
Year Ended July 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.72

Income (loss) from investment operations
Net investment income	.20
Net realized and unrealized gain (loss) on investment transactions	.81

Total from investment operations	1.01

Less Distributions
Dividends from net investment income	(.21)
Distributions from net realized gains on investments	—

Total dividends and distributions	(.21)

Net asset value, end of year	$10.52

Total Return(a)	10.44%
Ratios/Supplemental Data:
Net assets, end of year (000)	$5,267
Average net assets (000)	$4,712
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	1.17%
Expenses, excluding distribution and service (12b-1) fees	1.17%
Net investment income(loss)	1.93%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
*	Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class Z
Year Ended July 31,
2003	2002*	2001	2000

$8.81	$9.95	$11.05	$10.37

.26	.28	.38	.35
.90	(1.14)	(.28)	.85

1.16	(.86)	.10	1.20

(.25)	(.28)	(.38)	(.40)
—	—	(.82)	(.12)

(.25)	(.28)	(1.20)	(.52)

$9.72	$8.81	$9.95	$11.05

13.45%	(8.87)%	1.30%	11.84%

$3,714	$2,250	$1,432	$471
$3,139	$1,773	$949	$12,354

1.26%	1.37%	1.47%	1.48%
1.26%	1.37%	1.47%	1.48%
2.90%	2.96%	3.78%	3.30%

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	81

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Strategic Partners Asset Allocation Funds— Strategic Partners Conservative Growth Fund:

We have audited the accompanying statements of assets and liabilities of the Strategic Partners Asset Allocation Funds—Strategic Partners Conservative Growth Fund (hereafter referred to as the “Fund”) including the portfolio of investments, as of July 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ending July 31, 2003 and the financial highlights for all years presented prior to the year ended July 31, 2004, were audited by other auditors, whose report dated, September 29, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2004 and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York

September 27, 2004

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Federal Income Tax Information

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end, July 31, 2004, as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal period ended July 31, 2004, the Fund paid dividends for Class A, Class B, Class C and Class Z shares totaling $.19, $.11, $.11 and $.21 per share of ordinary income, which is taxable as such, respectively. Further, we wish to advise you that 34.39% of the ordinary income dividends paid in the fiscal year ended July 31, 2004 qualified for the corporate dividend received deduction available to corporate taxpayers.

The Fund intends to designate 33.33% of ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003, allowable.

In January 2005, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2004.

IMPORTANT NOTICE FOR CERTAIN SHAREHOLDERS

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 6.14% of the dividends paid by Strategic Partners Conservative Growth Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	83

Management of the Trust

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees2

David E.A. Carson (70), Trustee since 20033 Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Trustee (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:4 Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Trustee since 19993 Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:4, Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Trustee since 19983 Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:4 Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Trustee since 20033 Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:4 None.

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Robin B. Smith (64), Trustee since 20033 Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:4 Director of BellSouth Corporation (since 1992).

Stephen Stoneburn (61), Trustee since 19993 Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:4 None

Clay T. Whitehead (65), Trustee since 19993 Oversees 96 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:4 Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees1

Judy A. Rice (56), President and Trustee since 20033 Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:4 None

Robert F. Gunia (57), Vice President and Trustee since 19993 Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:4 Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	85

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers2

William V. Healey (50) Chief Legal Officer and Assistant Secretary since 20043

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus. Assistant Secretary (since June 2004) of the Asia Pacific Fund, Inc.

Lori E. Bostrom (41) Secretary since 20023

Principal occupations (last 5 years): Vice President and Corporate Counsel (since October 2002) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.; formerly Senior Counsel of The Guardian Life Insurance Company of America (February 1996-October 2002)

Lee D. Augsburger (45) Chief Compliance Officer since 20043

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of Pl; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (39), Anti-Money Laundering Compliance Officer since 20023

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 19983

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

86	Visit our website at www.strategicpartners.com

[1]	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI) or an affiliate of PI or the Distributor (Prudential Investment Management Services LLC or PIMS).

[2]	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

[3]	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

[4]	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Mutual Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Additional Information

(Unaudited)

Commencing after July 31, 2004, the Fund will file a complete portfolio of holdings on the Fund’s first and third quarter-end on Form N-Q with the Securities and Exchange Commission (the “Commission”). Form N-Q will be available on the Commission’s website at http://www.sec.gov or by visiting the Commission’s Public Reference Room. For information on the Commission’s Public Reference Room visit the Commission’s website.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund	87

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/04
	One Year	Five Years	Since Inception
Class A	4.12%	3.85%	4.31%
Class B	4.40	4.10	4.44
Class C	8.40	4.27	4.59
Class Z	10.44	5.28	5.62

Average Annual Total Returns (Without Sales Charges) as of 7/31/04
	One Year	Five Years	Since Inception
Class A	10.18%	5.03%	5.35%
Class B	9.40	4.27	4.59
Class C	9.40	4.27	4.59
Class Z	10.44	5.28	5.62

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

Source: Prudential Investments LLC and Lipper Inc. Inception date: 11/18/98

The graph compares a $10,000 investment in the Strategic Partners Conservative Growth Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and a Customized Benchmark for the Strategic Partners Conservative Growth Fund (Customized Blend) by portraying

Visit our website at www.strategicpartners.com

the initial account values at the commencement of operations for Class A shares (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2004) as measured on a quarterly basis. The S&P 500 Index and the Customized Blend data is measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Customized Blend is a model portfolio consisting of the S&P 500/Barra Value Index (15%), the S&P 500/Barra Growth Index (15%), the Russell 2000 Value Index (5%), the Russell 2000 Growth Index (5%), the Lehman Brothers U.S. Aggregate Bond Index (40%), and the Lehman Brothers U.S. Corporate High Yield Index (20%). Each component of the Customized Blend is an unmanaged index generally considered to represent the performance of its asset class. The Customized Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment advisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http:/www.sec.gov.

TRUSTEES
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer • Lori E. Bostrom, Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer •
Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISERS	EARNEST Partners, LLC	75 14th Street, Suite 2300 Atlanta, GA 30309

	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	RS Investment Management, L.P.	388 Market Street Suite 1700 San Francisco, CA 94111

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Strategic Partners Conservative Growth Fund
Share Class	A	B	C	Z
NASDAQ	PCGAX	PBCFX	PCCFX	PDCZX
CUSIP	86276X103	86276X202	86276X301	86276X400

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the
Chair of the Board, Strategic Partners Asset Allocation Funds/Strategic Partners Conservative
Growth Fund, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that director at Strategic Partners Asset
Allocation Funds/Strategic Partners Conservative Growth Fund, P.O. Box 13964, Philadelphia,
PA 19176. Such communications to the Board or individual trustees are not screened before being delivered to the addressee.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners Conservative Growth Fund
Share Class	A	B	C	Z
NASDAQ	PCGAX	PBCFX	PCCFX	PDCZX
CUSIP	86276X103	86276X202	86276X301	86276X400

MFSP504E    IFS-A096276    Ed. 09/2004

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-1495, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended July 31, 2004, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $50,100 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended July 31, 2003, so no information for that fiscal year is provided.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 9 – Submission of Matters to a Vote of Security Holders:

Nominating and Governance Committee. The Nominating and Governance Committee of the Board of Trustees is responsible for nominating trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.

The Nominating and Governance Committee Charter is available on the Funds’ website at www.strategicpartners.com.

Selection of Trustee Nominees. The Nominating and Governance Committee is responsible for considering nominees for trustees at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Strategic Partners Asset Allocation Funds, P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with Trustees

Shareholders of the Funds can communicate directly with the Board of Trustees by writing to the Chair of the Board, Strategic Partners Asset Allocation Funds, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that director at Strategic Partners Asset Allocation Funds, P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual trustees are not screened before being delivered to the addressee.

Item 10 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Strategic Partners Asset Allocation Funds

By (Signature and Title)*	/s/ Lori E. Bostrom
Lori E. Bostrom
Secretary

Date September 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date September 28, 2004

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date September 28, 2004

*	Print the name and title of each signing officer under his or her signature.